     As filed with the Securities and Exchange Commission on April 26, 2006

                                             1933 Act Registration No. 333-72875
                                             1940 Act Registration No. 811-09241
                                                              CIK No. 0001080299

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-effective Amendment No. 11


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5


                   LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE
                                    ACCOUNT S
                           (Exact Name of Registrant)

                                 Lincoln CVUL
                            Lincoln CVUL Series III
                      Lincoln CVUL Series III Elite Series

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                            (Exact Name of Depositor)

              1300 South Clinton Street, Fort Wayne, Indiana 46802 (Address of Depositor's Principal Executive Offices)

                Depositor's Telephone Number, including Area Code
                                 (260) 455-2000

         Dennis L. Schoff, Esquire                              Copy To:
The Lincoln National Life Insurance Company          Lawrence A. Samplatsky, Esquire
         1300 South Clinton Street            The Lincoln National Life Insurance Company
               P.O. Box 1110                               350 Church Street
         Ft. Wayne, Indiana 46802                       Hartford, CT 06103-1106
  (Name and Address of Agent for Service)

            Approximate date of proposed public offering: Continuous Indefinite Number of Units of Interest in Variable Life Insurance Contracts
                     (Title of Securities Being Registered)


     An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24F-2 for the Registrant for the fiscal year ending December 31, 2005 was filed March 24, 2006.


     It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on May 1, 2006 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on _______ pursuant to paragraph (a) (1) of Rule 485.
          This Post-Effective Amendment designates a new effective date for a [ ] previously filed Post-Effective Amendment.

================================================================================

                                  Prospectus 1

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln CVUL, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.


     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds
                   (formerly Scudder Investments VIT Funds)


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o Oppenheimer Variable Account Funds


                  o Premier VIT




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2006


                                 Table of Contents





Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         3
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Principal Underwriter .......................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Funds .......................................         9
    Fund Withdrawal and Substitution ............        12
    Voting Rights ...............................        12
POLICY CHARGES AND FEES .........................        12
    Premium Load; Net Premium Payment ...........        13
    Surrender Charges ...........................        13
    Partial Surrender Fee .......................        13
    Fund Transfer Fee ...........................        14
    Mortality and Expense Risk Charge ...........        14
    Cost of Insurance Charge ....................        14
    Administrative Fee ..........................        14
    Policy Loan Interest ........................        15
    Rider Charges ...............................        15
    Case Exceptions .............................        15
YOUR INSURANCE POLICY ...........................        15
    Application .................................        16
    Owner .......................................        17
    Right-to-Examine Period .....................        17
    Initial Specified Amount ....................        17
    Transfers ...................................        17
    Market Timing ...............................        18
    Dollar Cost Averaging .......................        18
    Automatic Rebalancing .......................        19
    Riders ......................................        19
    Continuation of Coverage ....................        19


Contents                                                Page
-------------------------------------------------      -----
    Paid-Up Nonforfeiture Option ................        20
    Coverage Beyond Maturity ....................        20
    Termination of Coverage .....................        20
    State Regulation ............................        20
PREMIUMS ........................................        21
    Allocation of Net Premium Payments ..........        21
    Planned Premiums; Additional Premiums .......        21
    Life Insurance Qualification ................        21
    Policy Values ...............................        22
DEATH BENEFITS ..................................        23
    Death Benefit Options .......................        23
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        24
    Death Benefit Proceeds ......................        24
POLICY SURRENDERS ...............................        25
    Premium Load Refund .........................        25
    Partial Surrender ...........................        25
POLICY LOANS ....................................        26
LAPSE AND REINSTATEMENT .........................        27
    Reinstatement of a Lapsed Policy ............        27
TAX ISSUES ......................................        27
    Taxation of Life Insurance Contracts in
      General ...................................        27
    Policies Which Are MECs .....................        28
    Policies Which Are Not MECs .................        29
    Other Considerations ........................        29
    Fair Value of Your Policy ...................        30
    Tax Status of Lincoln Life ..................        30
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        30
LEGAL PROCEEDINGS ...............................        31
FINANCIAL STATEMENTS ............................        31
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        32


2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


                                                                               3

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Maximum sales charge         When you pay a premium.                Guaranteed not to exceed 15.0%1 of the portion
 imposed on premiums                                                 of the premium paid up to Target Premium, and
 (load)                                                              6.0% of the portion of premium paid greater
                                                                     than Target Premium in the first policy year.
 Premium Tax                  When you pay a premium.                A maximum of 5.0% of each premium
                                                                     payment.2
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 12 made during
                              any policy year.

1 10.0% in policy years 2-5 and 6.0% in policy years 6 and beyond. 2 Charges range from 0.0% to 5.0%, depending on the state of issue.

4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals considered to be substandard risks
                                                                 can be charged from 125% to 800% of the
                                                                 standard rate.
  Charge for a                                                   For a male or female, age 45, nonsmoker, the
  Representative Insured                                         guaranteed maximum monthly cost of insurance
                                                                 rate is $0.36 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        A daily charge as a percentage of the value of
 Risk Charge ("M&E")            valuation day).                  the Separate Account. Guaranteed never to
                                                                 exceed 0.90%.3
 Administrative Fee             Monthly                          $10 per month.4
 Policy Loan Interest           Annually                         The annual rate charged against the loan
                                                                 account will be the greater of 5.0%, or Moody's
                                                                 Investors Service, Inc. Corporate Bond Yield
                                                                 Average - Monthly Average Corporates for the
                                                                 calendar month which ends two months prior to
                                                                 the policy anniversary.

3 The current annualized rate is 0.70% in policy years 1-10 and 0.35% in policy years 11 and beyond.
4 Currently $6 per month in all policy years, guaranteed not to exceed $10 per month, based on specific criteria of your policy.


                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000 per month to a
                                                   guaranteed maximum of $83.33 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative Insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $.36 per $1,000 of net amount at risk.
 Change of Insured Rider        N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.34%         6.61% 5
 (12b-1) fees, and other expenses.



5 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 5.43%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.



6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of this merger.



Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $21,805,339 in 2005, $17,290,014 in 2004 and $11,518,509 in 2003 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.




Fund Participation Agreements


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.48% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts



                                                                               7

to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:
American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust and Janus Aspen Series.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 35% of first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.



8

Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc. for the Income and Growth Fund and the Inflation Protection Fund, and by American Century Global Investment Management, Inc. for the International Fund.


   o Income and Growth Fund (Class I): Growth and income.


   o Inflation Protection Fund (Class II): Long-term total return.


   o International Fund (Class I): Capital appreciation.


American Funds Insurance Series, advised by Capital Research and Management Company

   o Bond Fund (Class 2): Current income.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

                                                                               9

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.



Delaware VIP Trust, advised by Delaware Management Company

   o Capital Reserves Series (Standard Class): Current income.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o International Value Equity Series (Standard Class): Long-term growth.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Equity 500 Index Fund)

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Small Cap Index Fund)


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.


   o Asset Manager Portfolio (Service Class): High total return.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o High Income Portfolio (Service Class): High current income.


   o Mid Cap Portfolio (Service Class): Long-term growth.


   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.



   o Templeton Foreign Securities Fund (Class 2): Long-term growth.

   o Templeton Global Asset Allocation Fund (Class 2): Maximum capital appreciation.
     (Subadvised by Franklin Advisers, Inc.)


   o Templeton Global Income Securities Fund (Class 1): Total return.


   o Templeton Growth Securities Fund (Class 2): Long-term growth. (Subadvised by Templeton Asset Management Ltd.)

10

Janus Aspen Series, advised by Janus Capital Management LLC.


   o Balanced Portfolio (Institutional Shares): Long-term growth and current income.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Flexible Bond Portfolio (Institutional Shares): Income.


   o Global Technology Portfolio (Service Shares): Long-term growth.


   o Mid Cap Growth Portfolio (Institutional Shares): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company.

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o Core Fund (Standard Class): Capital appreciation.
     (Subadvised by Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Legg Mason, Inc..)


   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)

   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


   o Growth Fund (Standard Class): Long-term growth.
     (Subadvised by Fund Asset Management, L.P., doing business as Mercury Advisors)

   o Growth and Income Fund (Standard Class): Capital appreciation.

   o Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by Fund Asset Management, L.P., doing business as Mercury
Advisors)


   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.


   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Capital Opportunities Series (Initial Class): Capital appreciation.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Emerging Growth Series (Initial Class): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Research Series (Initial Class): Long-term growth.

                                                                              11

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Partners Portfolio (I Class): Capital appreciation.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds Inc.

   o Oppenheimer Main Street Fund (Reg. TM)/VA: Growth and income. (formerly Main Street Growth and Income Fund (Reg. TM)/VA)



Premier VIT, advised by OpCap Advisors

   o Managed Portfolio: Growth of capital.



Fund Withdrawal and Substitution


Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses).


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Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a percentage from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

The current premium load is:



                           Portion of Premium        Portion of Premium
                               Paid up to            Paid greater than
   Policy Year(s)            Target Premium            Target Premium
--------------------      --------------------      -------------------
          1                      10.5%                     2.5%
         2-5                     7.5%                      1.5%
         6-7                     3.5%                      1.5%
  8 and thereafter               1.5%                      1.5%

The premium load is guaranteed to be no higher than the amounts shown in the following table:



                       Portion of Premium        Portion of Premium
                           Paid up to            Paid greater than
 Policy Year(s)          Target Premium            Target Premium
----------------      --------------------      -------------------
        1                    15.0%                     6.0%
       2-5                   10.0%                     6.0%
   6 and after               6.0%                      6.0%

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.

We deduct an explicit premium tax charge from premium payments equal to state and municipal premium taxes. The tax ranges from 0% to 5% depending upon the state of issue.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.

                                                                              13

Fund Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twelfth transfer per policy year.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis are:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                    0.70%
  11 and after                0.35%


The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.


The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee


The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.



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Policy Loan Interest


If you borrow against your policy, interest will accrue on the Loan Account value. The interest rate will be the greater of 5.0%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges


Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.




Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

                                                                              15

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



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Owner


The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twelfth request per year.


                                                                              17

Within 45 days after each policy anniversary, and before the maturity date, you may also transfer a portion of the Fixed Account value to one or more variable Sub-Accounts. A transfer from the Fixed Account is allowed once in the 45-day period after the policy aniversary and will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.


In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.



18


You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing


You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. However, if the death benefit of the policy is defined as a percentage of the policy value, the benefit amount is zero. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.


                                                                              19

Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


20

PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required to keep the policy in force. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

Depending on your primary objective for purchasing this policy, and the level of premium payments, one method may better suit your needs than the other. Generally, the cash value accumulation method permits higher premium payments, but may result in higher cost of insurance charges because of a higher death benefit corridor, and taxation of partial surrenders or policy loans because the amount of premium paid will exceed seven level annual


                                                                              21

premiums (known as a "7 pay test"). Generally, the guideline premium test maximizes the potential for growth in total account value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in a variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. This guaranteed rate equals 0.32737%, per month, compounded monthly.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the Loan Account value. The Loan Account value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.90%, or 4% if greater.


22

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the Loan Account value will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any Loan Account value plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death. The total death benefit under this option is limited and will not exceed the total death benefit payable under
              Option 2.

                                                                              23

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the lesser of the accumulated premiums or the total account value at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          The new specified amount will equal the specified amount prior to the change minus the greater of zero or the difference between the total account value and the accumulated premiums at the time of the change.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


24

POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the Loan Account value including any accrued interest, plus any credit from the premium load refund, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Premium Load Refund

In certain circumstances described below, if you surrender your policy within 24 months after date of issue, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments.

To determine the surrender value during the premium load refund period, the total account value will be reduced by the amount of any Loan Account value, including accrued interest. That amount would be increased by the applicable credit for the premium load. This refund is not guaranteed and is not available if your policy is in default. There is no refund after 24 months. This credit may vary by state of issue.

The amount of the premium load refund is equal to the first year premium load refund amount plus the premium tax charge for first year premiums multiplied by the premium load refund percentage.

Currently, the first year premium load refund amount is:



                                                    Portion of First Year               Portion of First Year
                                                  Premium Paid up to Target        Premium Paid greater than Target
                                                 ---------------------------      ---------------------------------
     First Year Premium Load Refund Amount                  7.0%                                3.0%

For policies surrendered in the second policy year, the refund is 75% of the first policy year refund amount.

In no circumstances will the premium load refund be larger than the actual first year premium load and premium tax charge taken.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.


                                                                              25


   Death Benefit
 Option in Effect                                      Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the Loan Account value. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 5.0%

This rate may increase only when it would be at least 0.5% higher than the prior policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The Loan Account value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.90%.


26

LAPSE AND REINSTATEMENT
If at any time the total account value less the Loan Account value is insufficient to pay the monthly deduction, all policy coverage will terminate. This is referred to as policy lapse. The total account value less the Loan Account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the Loan Account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any Loan Account value will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited


                                                                              27

will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a


28

material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.


                                                                              29

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the


30


appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.



                                                                              31

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-72875
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2006
                  Relating to Prospectus Dated May 1, 2006 for



                              Lincoln CVUL product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln CVUL product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             2
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             3
    Independent Registered Public Accounting
      Firm .................................             3
    Accounting Services ....................             3
    Transfer Agent .........................             3


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             4
    Assignment .............................             4
    Change of Ownership ....................             4
    Beneficiary ............................             4
    Change of Plan .........................             4
    Settlement Options .....................             4
    Deferral of Payments ...................             5
    Incontestability .......................             5
    Misstatement of Age ....................             5
    Suicide ................................             5
PERFORMANCE DATA ...........................             6
FINANCIAL STATEMENTS .......................             7
    Separate Account .......................           C-1
    Company ................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities


2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


                                                                               3

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

4

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


                                                                               5

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.


6

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company follow.

                                  Prospectus 2

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln CVUL Series III, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds
                   (formerly Scudder Investments VIT Funds)


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust

                  o Oppenheimer Variable Account Funds


                  o Premier VIT




Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2006


                                 Table of Contents





Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         3
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Principal Underwriter .......................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Funds .......................................         9
    Fund Withdrawal and Substitution ............        12
    Voting Rights ...............................        12
POLICY CHARGES AND FEES .........................        12
    Premium Load; Net Premium Payment ...........        13
    Surrender Charges ...........................        14
    Partial Surrender Fee .......................        14
    Fund Transfer Fee ...........................        14
    Mortality and Expense Risk Charge ...........        14
    Cost of Insurance Charge ....................        14
    Administrative Fee ..........................        15
    Policy Loan Interest ........................        15
    Rider Charges ...............................        15
    Case Exceptions .............................        15
YOUR INSURANCE POLICY ...........................        16
    Application .................................        17
    Owner .......................................        17
    Right-to-Examine Period .....................        17
    Initial Specified Amount ....................        18
    Transfers ...................................        18
    Market Timing ...............................        18
    Dollar Cost Averaging .......................        19
    Automatic Rebalancing .......................        19
    Riders ......................................        19
    Continuation of Coverage ....................        21


Contents                                                Page
-------------------------------------------------      -----
    Paid-Up Nonforfeiture Option ................        21
    Coverage Beyond Maturity ....................        21
    Termination of Coverage .....................        22
    State Regulation ............................        22
PREMIUMS ........................................        22
    Allocation of Net Premium Payments ..........        22
    Planned Premiums; Additional Premiums .......        22
    Life Insurance Qualification ................        23
    Policy Values ...............................        23
DEATH BENEFITS ..................................        24
    Death Benefit Options .......................        24
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        25
    Death Benefit Proceeds ......................        26
POLICY SURRENDERS ...............................        26
    Premium Load Refund .........................        26
    Partial Surrender ...........................        27
POLICY LOANS ....................................        28
LAPSE AND REINSTATEMENT .........................        28
    Guaranteed Death Benefit ....................        29
    Reinstatement of a Lapsed Policy ............        29
TAX ISSUES ......................................        29
    Taxation of Life Insurance Contracts in
      General ...................................        30
    Policies Which Are MECs .....................        31
    Policies Which Are Not MECs .................        31
    Other Considerations ........................        32
    Fair Value of Your Policy ...................        32
    Tax Status of Lincoln Life ..................        33
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        33
LEGAL PROCEEDINGS ...............................        33
FINANCIAL STATEMENTS ............................        33
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        34


2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


                                                                               3

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Maximum sales charge         When you pay a premium.                Guaranteed not to exceed 12.0%1 of the portion
 imposed on premiums                                                 of the premium paid up to Target Premium, and
 (load)                                                              5.0% of the portion of premium paid greater
                                                                     than Target Premium in the first policy year.
 Premium Tax                  When you pay a premium.                A maximum of 5.0% of each premium
                                                                     payment.2
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 12 made during
                              any policy year.

1 9.0% in policy years 2-5 and 5.0% in policy years 6 and beyond.
2 Charges range from 0.0% to 5.0%, depending on the state of issue.

4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals considered to be substandard risks
                                                                 can be charged from 125% to 800% of the
                                                                 standard rate.
  Charge for a                                                   For a male or female, age 45, nonsmoker, the
  Representative Insured                                         guaranteed maximum monthly cost of insurance
                                                                 rate is $0.36 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        A daily charge as a percentage of the value of
 Risk Charge ("M&E")            valuation day).                  the Separate Account. Guaranteed never to
                                                                 exceed 0.80%.
 Administrative Fee             Monthly                          $10 per month.3
 Policy Loan Interest           Annually                         The annual rate charged against the loan
                                                                 account will be the greater of 4.8%, or Moody's
                                                                 Investors Service, Inc. Corporate Bond Yield
                                                                 Average - Monthly Average Corporates for the
                                                                 calendar month which ends two months prior to
                                                                 the policy anniversary.

3 Currently $6 per month in all policy years, guaranteed not to exceed $10 per month, based on specific criteria of your policy.


                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000 per month to a
                                                   guaranteed maximum of $83.33 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.36 per $1,000 of net amount at risk.
 Cash Value Enhancement         N/A                There is no charge for this rider.
 Rider
 Change of Insured Rider        N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.34%         6.61% 4
 (12b-1) fees, and other expenses.



4 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 5.43%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.



6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of this merger.



Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $21,805,339 in 2005, $17,290,014 in 2004 and $11,518,509 in 2003 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.




Fund Participation Agreements


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.48% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts



                                                                               7

to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:
American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust and Janus Aspen Series.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 35% of first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.



8

Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.



American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc. for the Income and Growth Fund and the Inflation Protection Fund, and by American Century Global Investment Management, Inc. for the International Fund.


   o Income and Growth Fund (Class I): Growth and income.


   o Inflation Protection Fund (Class II): Long-term total return.


   o International Fund (Class I): Capital appreciation.


American Funds Insurance Series, advised by Capital Research and Management Company

   o Bond Fund (Class 2): Current income.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

                                                                               9

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.



Delaware VIP Trust, advised by Delaware Management Company

   o Capital Reserves Series (Standard Class): Current income.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o International Value Equity Series (Standard Class): Long-term growth.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.



DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Equity 500 Index Fund)

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Small Cap Index Fund)


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.


   o Asset Manager Portfolio (Service Class): High total return.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.

   o Growth Portfolio (Service Class): Capital appreciation.

   o High Income Portfolio (Service Class): High current income.


   o Mid Cap Portfolio (Service Class): Long-term growth.


   o Overseas Portfolio (Service Class): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Investment Counsel, LLC for the Templeton Foreign Securities Fund and the Templeton Global Asset Allocation Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund.


   o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.



   o Templeton Foreign Securities Fund (Class 2): Long-term growth.

   o Templeton Global Asset Allocation Fund (Class 2): Maximum capital appreciation.
     (Subadvised by Franklin Advisers, Inc.)


   o Templeton Global Income Securities Fund (Class 1): Total return.


   o Templeton Growth Securities Fund (Class 2): Long-term growth. (Subadvised by Templeton Asset Management Ltd.)

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Janus Aspen Series, advised by Janus Capital Management LLC.


   o Balanced Portfolio (Institutional Shares): Long-term growth and current income.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Flexible Bond Portfolio (Institutional Shares): Income.


   o Global Technology Portfolio (Service Shares): Long-term growth.


   o Mid Cap Growth Portfolio (Institutional Shares): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Worldwide Growth Portfolio (Institutional Shares): Long-term growth.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company.

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o Core Fund (Standard Class): Capital appreciation.
     (Subadvised by Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Legg Mason, Inc..)


   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)

   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


   o Growth Fund (Standard Class): Long-term growth.
     (Subadvised by Fund Asset Management, L.P., doing business as Mercury Advisors)

   o Growth and Income Fund (Standard Class): Capital appreciation.

   o Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by Fund Asset Management, L.P., doing business as Mercury
Advisors)


   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.


   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Capital Opportunities Series (Initial Class): Capital appreciation.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Emerging Growth Series (Initial Class): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Research Series (Initial Class): Long-term growth.

                                                                              11

   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Partners Portfolio (I Class): Capital appreciation.


Oppenheimer Variable Account Funds, advised by Oppenheimer Funds Inc.

   o Oppenheimer Main Street Fund (Reg. TM)/VA: Growth and income. (formerly Main Street Growth and Income Fund (Reg. TM)/VA)



Premier VIT, advised by OpCap Advisors

   o Managed Portfolio: Growth of capital.



Fund Withdrawal and Substitution


Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,

12

o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a percentage from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.

The current premium load ranges are:



                           Portion of Premium        Portion of Premium
                               Paid up to            Paid greater than
    Policy Years             Target Premium            Target Premium
--------------------      --------------------      -------------------
          1                  7.5% - 10.5%               1.0% - 2.5%
          2                   6.0% - 7.5%               1.0% - 1.5%
         3-5                  3.5% - 7.5%               1.0% - 1.5%
         6-7                  1.5% - 3.5%               1.0% - 1.5%
  8 and thereafter               1.5%                   1.0% - 1.5%

The premium load is guaranteed to be no higher than the amounts shown in the following table:



                      Portion of Premium        Portion of Premium
                          Paid up to            Paid greater than
  Policy Years          Target Premium            Target Premium
---------------      --------------------      -------------------
       1                    12.0%                     5.0%
      2-5                   9.0%                      5.0%
  6 and after               5.0%                      5.0%

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.


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We deduct an explicit premium tax charge from premium payments equal to state and municipal premium taxes. The tax ranges from 0% to 5% depending upon the state of issue.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Fund Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twelfth transfer per policy year.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.40%-0.70%
      11-20                0.20%-0.35%
  21 and after             0.10%-0.35%

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.



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The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee


The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your policy, interest will accrue on the Loan Account value. The interest rate will be the greater of 4.8%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges


Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.




Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


                                                                              15

YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; Guaranteed Death Benefit premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.



16

Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.



Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.


                                                                              17

Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twelfth request per year.

Within 45 days after each policy anniversary, and before the maturity date, you may also transfer a portion of the Fixed Account value to one or more variable Sub-Accounts. A transfer from the Fixed Account is allowed once in the 45-day period after the policy aniversary and will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.


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In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing


You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. However, if the death benefit of the policy is defined as a percentage of the policy value, the benefit amount is zero. Refer to your policy specifications for the benefit amount.


                                                                              19

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Cash Value Enhancement Rider. The policy can be issued with a Cash Value Enhancement Rider. This rider provides additional surrender value if the policy is fully surrendered within 7 years of the date of issue of the policy. This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. If the Cash Value Enhancement Rider is elected, its benefit replaces the premium load refund benefit on the policy. There is no cost for this rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the Loan Account value plus any accrued interest; plus

3) the cash value enhancement ("CVE") benefit.

The cash value enhancement benefit will equal:

1) the cash value enhancement rate (CVE%); times

2) the term blend adjustment factor; times

3) the cumulative cash value enhancement premium.

The current value of the CVE% varies by policy year :



    Policy Years           CVE%
--------------------      ------
          1               14.0%
          2               11.0%
          3                9.0%
          4                7.0%
          5                5.0%
          6                3.0%
          7                1.0%
  8 and thereafter         0.0%

The CVE% may be changed at any time, and will not exceed 15% in any policy year
..

The term blend adjustment factor is equal to 1.0 unless a Term Insurance Rider is attached to this policy. If a Term Insurance Rider is attached to this policy, the term blend adjustment factor will equal

o 0.6, plus

o 0.4 times the ratio of the basic policy specified amount to the target face amount.

The insured cumulative CVE premium is the sum of the CVE premium for all prior policy years, plus the CVE premium for the current policy year. During the first policy year, the sum of the CVE premium for all prior policy years is zero. The CVE premium for any policy year is the lesser of (a) and (b):

(a) the sum of premiums paid during the policy year; less the sum of any partial surrenders during the policy year; or

(b) the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount.

This rider terminates on the earliest of:

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o seven years after the date of issue of this policy; or

o the maturity date of this policy; or

o the date this policy ends; or

o the next monthly deduction day after we receive your written request to terminate this rider.

This rider will terminate without value if this policy is exchanged for another under Section 1035 of the Internal Revenue Code ("Code").

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.



Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.


                                                                              21

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to meet the Guaranteed Death Benefit premium or to keep the policy in force. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.


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You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

Depending on your primary objective for purchasing this policy, and the level of premium payments, one method may better suit your needs than the other. Generally, the cash value accumulation method permits higher premium payments, but may result in higher cost of insurance charges because of a higher death benefit corridor, and taxation of partial surrenders or policy loans because the amount of premium paid will exceed seven level annual premiums (known as a "7 pay test"). Generally, the guideline premium test maximizes the potential for growth in total account value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in a variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and


                                                                              23

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. This guaranteed rate equals 0.32737%, per month, compounded monthly.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the Loan Account value. The Loan Account value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the Loan Account value will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any Loan Account value plus any accrued interest, and any overdue deductions.


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The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death. The total death benefit under this option is limited and will not exceed the total death benefit payable under
              Option 2.

If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the lesser of the accumulated premiums or the total account value at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          The new specified amount will equal the specified amount prior to the change minus the greater of zero or the difference between the total account value and the accumulated premiums at the time of the change.

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Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Increases in the specified amount will increase the Guaranteed Death Benefit Premium and decreases will decrease this premium. The premium required to maintain the Guaranteed Death Benefit will be based on the new specified amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the Loan Account value including any accrued interest, plus any credit from the premium load refund, or the Cash Value Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Premium Load Refund

In certain circumstances described below, if you surrender your policy within 60 months after date of issue, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. This credit, if any, may vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,

o total assets under management for the owner,

o the purpose for which the policies are being purchased,

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o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Refer to your policy specifications page.

To determine the surrender value during the premium load refund period, the total account value will be reduced by the amount of any Loan Account value, including accrued interest. That amount would be increased by the applicable credit for the premium load. This refund is not guaranteed and is not available if your policy is in default. There is no refund after 60 months. This credit may vary by state of issue.

The amount of the premium load refund is equal to the first year premium load refund amount plus the premium tax charge for first year premiums multiplied by the premium load refund percentage.

Currently, the first year premium load refund amount ranges are:



                                                    Portion of First Year               Portion of First Year
                                                  Premium Paid up to Target        Premium Paid greater than Target
                                                 ---------------------------      ---------------------------------
     First Year Premium Load Refund Amount              7.0% - 7.5%                          1.0% - 3.0%

The premium load refund percentages range from:



                       Premium Load
 Policy Years        Refund Percentage
--------------      ------------------
       1                   100%
       2                75% - 100%
       3                0% - 100%
       4                0% - 100%
       5                0% - 100%
      6+                    0%

In no circumstances will the premium load refund be larger than the actual first year premium load and premium tax charge taken.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                      Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

A reduction in the specified amount will cause a reduction in the required premiums for the Guaranteed Death Benefit. Premiums required to maintain the Guaranteed Death Benefit will be based on the new specified amount.


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POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the Loan Account value. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision, unless the Guaranteed Death Benefit provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 4.8%

This rate may increase only when it would be at least 0.5% higher than the prior policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The Loan Account value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.80%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the Loan Account value is insufficient to pay the monthly deduction, all policy coverage will terminate, unless your policy is continued under the Guaranteed Death Benefit. This is referred to as policy lapse. The total account value less the Loan Account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

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5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the Loan Account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.



Guaranteed Death Benefit

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit premium test, as described below, is met, the policy will stay in force even if the surrender value is insufficient to cover current monthly deductions. The Guaranteed Death Benefit premium is a specified amount of premium required to keep the policy in force to age 100 of the insured. This premium amount is shown on the policy specifications page.

There is no difference in the calculation of policy values and the death benefit between a policy that has the Guaranteed Death Benefit, and a policy that does not. This is true whether or not the Guaranteed Death Benefit is active and keeping the policy from lapsing.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the Guaranteed Death Benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium multiplied by the number of months elapsed since the policy's date of issue.

If these premiums are deficient, we will notify you and give you 61 days to pay the deficient amount. If we do not receive the deficient amount within the 61-day period, the Guaranteed Death Benefit will terminate.

The Guaranteed Death Benefit may not be available to all risk classes. If the Guaranteed Death Benefit is terminated it may not be reinstated. Increases, decreases, partial surrenders, and death benefit option changes may affect the Guaranteed Death Benefit premium. These events and policy loans may also affect the policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit test has been met.

If the Guaranteed Death Benefit terminates, the premiums you must pay to keep the policy in force may be significantly higher than the Guaranteed Death Benefit premium would have been. If you pay only the minimum premium needed to keep the Guaranteed Death Benefit in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any Loan Account value will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that


                                                                              29

may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.)


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The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.



                                                                              31

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.


32

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.




LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.



                                                                              33

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-72875
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2006
                  Relating to Prospectus Dated May 1, 2006 for



      Lincoln CVUL Series III featuring the Elite Series of Funds product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln CVUL Series III Elite Series product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             2
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             3
    Independent Registered Public Accounting
      Firm .................................             3
    Accounting Services ....................             3
    Transfer Agent .........................             3


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             4
    Assignment .............................             4
    Change of Ownership ....................             4
    Beneficiary ............................             4
    Change of Plan .........................             4
    Settlement Options .....................             4
    Deferral of Payments ...................             5
    Incontestability .......................             5
    Misstatement of Age ....................             5
    Suicide ................................             5
PERFORMANCE DATA ...........................             6
FINANCIAL STATEMENTS .......................             7
    Separate Account .......................           C-1
    Company ................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities


2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


                                                                               3

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

4

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


                                                                               5

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.


6

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company follow.

                                  Prospectus 3

Lincoln Life Flexible Premium Variable Life Account S
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106
(877) 533-0117

--------------------------------------------------------------------------------
               A Flexible Premium Variable Life Insurance Policy
--------------------------------------------------------------------------------
     This prospectus describes Lincoln CVUL Series III, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln
National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This corporate-owned policy provides for a death benefit on an employee or other individual in whom the corporate owner has an insurable interest, and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.



     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account S ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. The policy features the Elite Series of funds (the "funds"), offered through the following fund families. Comprehensive information on the funds offered may be found in the funds prospectus which is furnished with this prospectus.
                  o AIM Variable Insurance Funds*

                  o AllianceBernstein Variable Products Series Fund, Inc.

                  o American Century Investments Variable Portfolios, Inc.

                  o American Funds Insurance Series

                  o Baron Capital Funds Trust


                  o Delaware VIP Trust

                  o DWS Investments VIT Funds (formerly Scudder Investments VIT Funds)


                  o Fidelity Variable Insurance Products

                  o Franklin Templeton Variable Insurance Products Trust

                  o Janus Aspen Series

                  o Lincoln Variable Insurance Products Trust

                  o MFS (Reg. TM) Variable Insurance Trust

                  o Neuberger Berman Advisers Management Trust


                  o Putnam Variable Trust*



   * AIM and Putnam funds are available only to existing cases as of May 10, 2004. Consult your financial adviser.



Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.



To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.





                         Prospectus Dated: May 1, 2006


                                 Table of Contents





Contents                                                Page
-------------------------------------------------      -----
POLICY SUMMARY ..................................         3
    Benefits of Your Policy .....................         3
    Risks of Your Policy ........................         3
    Charges and Fees ............................         3
LINCOLN LIFE, THE SEPARATE ACCOUNT AND
  THE GENERAL ACCOUNT ...........................         7
    Principal Underwriter .......................         7
    Fund Participation Agreements ...............         7
    Distribution of the Policies and
      Compensation ..............................         8
    Funds .......................................         9
    Fund Withdrawal and Substitution ............        12
    Voting Rights ...............................        12
POLICY CHARGES AND FEES .........................        13
    Premium Load; Net Premium Payment ...........        13
    Surrender Charges ...........................        14
    Partial Surrender Fee .......................        14
    Fund Transfer Fee ...........................        14
    Mortality and Expense Risk Charge ...........        14
    Cost of Insurance Charge ....................        15
    Administrative Fee ..........................        15
    Policy Loan Interest ........................        15
    Rider Charges ...............................        15
    Case Exceptions .............................        16
YOUR INSURANCE POLICY ...........................        16
    Application .................................        17
    Owner .......................................        17
    Right-to-Examine Period .....................        18
    Initial Specified Amount ....................        18
    Transfers ...................................        18
    Market Timing ...............................        18
    Dollar Cost Averaging .......................        19
    Automatic Rebalancing .......................        19
    Riders ......................................        20
    Continuation of Coverage ....................        21


Contents                                                Page
-------------------------------------------------      -----
    Paid-Up Nonforfeiture Option ................        22
    Coverage Beyond Maturity ....................        22
    Termination of Coverage .....................        22
    State Regulation ............................        22
PREMIUMS ........................................        23
    Allocation of Net Premium Payments ..........        23
    Planned Premiums; Additional Premiums .......        23
    Life Insurance Qualification ................        23
    Policy Values ...............................        24
DEATH BENEFITS ..................................        25
    Death Benefit Options .......................        25
    Changes to the Initial Specified Amount and
      Death Benefit Options .....................        26
    Death Benefit Proceeds ......................        26
POLICY SURRENDERS ...............................        27
    Premium Load Refund .........................        27
    Partial Surrender ...........................        28
POLICY LOANS ....................................        28
LAPSE AND REINSTATEMENT .........................        29
    Guaranteed Death Benefit ....................        30
    Reinstatement of a Lapsed Policy ............        30
TAX ISSUES ......................................        30
    Taxation of Life Insurance Contracts in
      General ...................................        30
    Policies Which Are MECs .....................        31
    Policies Which Are Not MECs .................        32
    Other Considerations ........................        32
    Fair Value of Your Policy ...................        33
    Tax Status of Lincoln Life ..................        33
RESTRICTIONS ON FINANCIAL
  TRANSACTIONS ..................................        33
LEGAL PROCEEDINGS ...............................        34
FINANCIAL STATEMENTS ............................        34
CONTENTS OF THE STATEMENT OF
  ADDITIONAL INFORMATION ........................        35


2

POLICY SUMMARY


Benefits of Your Policy
Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax-deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy. With the wide variety of investment options available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. You should refer to each fund prospectus for comprehensive information on each fund. You may also use the Fixed Account to fund your policy.



Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's objective and risk is found in each fund's prospectus. You should review these prospectuses before making your investment decision.

Unsuitable for Short-Term Investment. This policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results are less favorable than anticipated. Outstanding policy loans increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit.

Adverse Consequences of Early Surrender. Partial surrenders may reduce the policy value and death benefit. Full or partial surrenders may result in tax consequences, and may increase the risk of lapse.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax rules to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences.



Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.


                                                                               3

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer invested amounts between Sub-Accounts.



                                              Table I: Transaction Fees
                                         When Charge                                       Amount
         Charge                          is Deducted                                      Deducted
 Maximum sales charge         When you pay a premium.                Guaranteed not to exceed 12.0%1 of the portion
 imposed on premiums                                                 of the premium paid up to Target Premium, and
 (load)                                                              5.0% of the portion of premium paid greater
                                                                     than Target Premium in the first policy year.
 Premium Tax                  When you pay a premium.                A maximum of 5.0% of each premium
                                                                     payment.2
 Surrender Charge             Upon full surrender of your            There is no charge for surrendering your policy.
                              policy.
 Partial Surrender Fee        When you take a partial                There is no charge for a partial surrender.
                              surrender of your policy.
 Fund Transfer Fee            Applied to any transfer request        Guaranteed not to exceed $25.
                              in excess of 12 made during
                              any policy year.

1 9.0% in policy years 2-5 and 5.0% in policy years 6 and beyond.
2 Charges range from 0.0% to 5.0%, depending on the state of issue.

4

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.



                          Table II: Periodic Charges Other Than Fund Operating Expenses
                                        When Charge                                    Amount
          Charge                        is Deducted                                   Deducted
 Cost of Insurance*             Monthly
  Minimum and                                                    The monthly cost of insurance rates for standard
  Maximum Charge                                                 issue individuals ranges from a guaranteed
                                                                 minimum of $0.00 per $1,000 per month to a
                                                                 guaranteed maximum of $83.33 per $1,000 per
                                                                 month of net amount at risk.

                                                                 Individuals considered to be substandard risks
                                                                 can be charged from 125% to 800% of the
                                                                 standard rate.
  Charge for a                                                   For a male or female, age 45, nonsmoker, the
  Representative Insured                                         guaranteed maximum monthly cost of insurance
                                                                 rate is $0.36 per $1,000 of net amount at risk.
 Mortality and Expense          Daily (at the end of each        A daily charge as a percentage of the value of
 Risk Charge ("M&E")            valuation day).                  the Separate Account. Guaranteed never to
                                                                 exceed 0.80%.
 Administrative Fee             Monthly                          $10 per month.3
 Policy Loan Interest           Annually                         The annual rate charged against the loan
                                                                 account will be the greater of 4.8%, or Moody's
                                                                 Investors Service, Inc. Corporate Bond Yield
                                                                 Average - Monthly Average Corporates for the
                                                                 calendar month which ends two months prior to
                                                                 the policy anniversary.

3 Currently $6 per month in all policy years, guaranteed not to exceed $10 per month, based on specific criteria of your policy.


                                                                               5


             Table II: Periodic Charges Other Than Fund Operating Expenses (continued)
                                 When Charge                             Amount
          Charge                 is Deducted                            Deducted
 Rider Charges                                     Individualized based on optional Rider(s)
                                                   selected.
 Term Insurance Rider*          Monthly
  Minimum and                                      The monthly cost of insurance rates for standard
  Maximum Charge                                   issue individuals ranges from a guaranteed
                                                   minimum of $0.00 per $1,000 per month to a
                                                   guaranteed maximum of $83.33 per $1,000 per
                                                   month of net amount at risk.

                                                   Individuals with higher mortality risk than
                                                   standard issue individuals can be charged from
                                                   125% to 800% of the standard rate.
  Charge for a                                     For a male or female, age 45, nonsmoker, the
  Representative insured                           guaranteed maximum monthly cost of insurance
                                                   rate is $0.36 per $1,000 of net amount at risk.
 Cash Value Enhancement         N/A                There is no charge for this rider.
 Rider
 Change of Insured Rider        N/A                There is no charge for this rider.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.


Table III shows the annual fund fees and expenses that are deducted daily from your Sub-Account values, on a pro rata basis. The table shows the minimum and maximum total operating expenses charged by the funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.




 Table III: Total Annual Fund Operating Expenses (expenses that are deducted from fund
                                     assets)
            Total Annual Operating Expense                  Minimum        Maximum
 Total management fees, distribution and/or service         0.34%         6.61% 4
 (12b-1) fees, and other expenses.



4 Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 5.43%. These waivers and reductions generally extend through April 30, 2007 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect.



6

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
The Lincoln National Life Insurance Company (Lincoln Life) (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life Flexible Premium Variable Life Account S (Separate Account) is a separate account of the Company which was established on November 2, 1998. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Insurance Department.

Your policy may also be funded in whole or in part through the Fixed Account. In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.


On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation ("LNC"), the parent company of Lincoln Life, pursuant to a merger agreement among LNC, Jefferson-Pilot, Quartz Corporation, and Lincoln JP Holdings, L.P., dated October 9, 2005, as amended. Lincoln JP Holdings, L.P. is the surviving entity. More information about the merger as well as a copy of the merger agreement can be found in Amendment No. 1 to the Form S-4 (Reg. No. 333-130226) filed by LNC with the SEC. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of this merger.



Principal Underwriter

Lincoln Life is the principal underwriter for the policies, which are offered continuously. The principal underwriter has overall responsibility for establishing a selling plan for the policies. Lincoln Life received $21,805,339 in 2005, $17,290,014 in 2004 and $11,518,509 in 2003 for the sale of policies offered through the Separate Account. Lincoln Life retains no underwriting commissions from the sale of the policies.




Fund Participation Agreements


In order to make the funds available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated by the fund at annual rates of between 0.10% and 0.48% of the assets attributable to the policies. These percentages are negotiated and vary with each fund. Some funds may compensate us significantly more than other funds and the amount we receive may be substantial. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts



                                                                               7

to participate in sales meetings. The compensation may come from 12b-1 fees, or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs:
American Century Investments Variable Portfolios, Inc., American Funds Insurance Series, Baron Capital Funds Trust, Fidelity Variable Insurance Products, Janus Aspen Series, and Putnam Variable Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.



Distribution of the Policies and Compensation


The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. Broker-dealer firms distributing the policy enter into selling agreements with the Company. One of the broker-dealer firms with a selling agreement is Lincoln Financial Advisors Corporation ("LFA"), also an affiliate. Broker-dealer firms may receive commission and service fees up to 35% of first year premium, plus up to 10% of all other premiums paid. In lieu of premium-based commission, we may pay equivalent amounts over time, based on accumulation value. Broker-dealer firms may elect to share this compensation with their registered representatives. Additionally, we may pay the broker-dealer additional compensation on first year premiums and all additional premiums and/or provide reimbursements for portions of policy sales expenses. In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in NASD Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

We may pay broker-dealers or their affiliates additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. We may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others whom we compensate for distribution activities. For example, we may compensate certain "wholesalers," who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. We may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your policy.



8

Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account. All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the appropriate fund.

We select the funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant policy owner assets. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each fund's prospectus carefully before making investment choices.

Additional funds may be made available as underlying investments. The right to select among funds will be limited by the terms and conditions imposed by the Company.

The funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus.


AIM Variable Insurance Funds, advised by A I M Advisors, Inc.


   o AIM V. I. Capital Appreciation Fund (Series I Shares): Capital appreciation.
     (formerly AIM V. I. Growth Fund)
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


   o AIM V. I. International Growth Fund (Series I Shares): Long-term growth. This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.



AllianceBernstein Variable Products Series Fund, Inc., advised by
     AllianceBernstein, L.P.

   o AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.


   o AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.


   o AllianceBernstein International Value Portfolio (Class A): Long-term growth.
     This fund will be available as of May 22, 2006. Consult your financial adviser.

   o AllianceBernstein Large Cap Growth Portfolio (Class A): Maximum capital appreciation.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.


                                                                               9


American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc. for the Income and Growth Fund and the Inflation Protection Fund, and by American Century Global Investment Mangement, Inc. for the International Fund.


   o Income and Growth Fund (Class I): Growth and income.


   o Inflation Protection Fund (Class II): Long-term total return.


   o International Fund (Class I): Capital appreciation.


American Funds Insurance Series, advised by Capital Research and Management Company.

   o Global Growth Fund (Class 2): Long-term growth.

   o Global Small Capitalization Fund (Class 2): Long-term growth.

   o Growth Fund (Class 2): Long-term growth.

   o Growth-Income Fund (Class 2): Growth and income.

   o High-Income Bond Fund (Class 2): High current income.

   o International Fund (Class 2): Long-term growth.

   o U.S. Government/AAA Rated Securities Fund (Class 2): High current income.


Baron Capital Funds Trust, advised by BAMCO, Inc.

   o Baron Capital Asset Fund (Insurance Shares): Maximum capital appreciation.


Delaware VIP Trust, advised by Delaware Management Company.


   o Capital Reserves Series (Standard Class): Current income.


   o Diversified Income Series (Standard Class): Total return.

   o Emerging Markets Series (Standard Class): Capital appreciation. (Subadvised by Mondrian Investment Partners Limited)

   o High Yield Series (Standard Class): Total return.

   o REIT Series (Standard Class): Total return.

   o Small Cap Value Series (Standard Class): Capital appreciation.

   o Trend Series (Standard Class): Capital appreciation.


   o U. S. Growth Series (Standard Class): Capital appreciation.

   o Value Series (Standard Class): Capital appreciation.


DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

   o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Equity 500 Index Fund)

   o DWS Small Cap Index VIP (Class A): Capital appreciation.
     (formerly Scudder VIT Small Cap Index Fund)


Fidelity Variable Insurance Products, advised by Fidelity Management & Research
     Company.


   o Asset Manager Portfolio (Service Class): High total return.

   o Contrafund Portfolio (Service Class): Long-term capital appreciation.


   o Equity-Income Portfolio (Service Class): Reasonable income.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Growth Portfolio (Service Class): Capital appreciation.

10


   o Mid Cap Portfolio (Service Class): Long-term growth.


   o Overseas Portfolio (Service Class): Long-term growth.



Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by the Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

   o Franklin Income Securities Fund (Class 1): Current income.
     This fund will be available as of May 22, 2006. Consult your financial adviser.

   o Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.

   o Mutual Shares Securities Fund (Class 1): Capital appreciation.
     This fund will be available as of May 22, 2006. Consult your financial adviser.

   o Templeton Global Income Securities Fund (Class 1): Total return.

   o Templeton Growth Securities Fund (Class 1): Long-term growth. (Subadvised by Templeton Asset Management Ltd.)



Janus Aspen Series, advised by Janus Capital Management LLC.


   o Balanced Portfolio (Service Shares): Long-term growth and current income. This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Flexible Bond Portfolio (Service Shares): Income.

   o Mid Cap Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Worldwide Growth Portfolio (Service Shares): Long-term growth.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.


Lincoln Variable Insurance Products Trust, advised by Delaware Management
     Company.

   o Aggressive Growth Fund (Standard Class): Maximum capital appreciation. (Subadvised by T. Rowe Price Associates, Inc.)

   o Bond Fund (Standard Class): Current income.

   o Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)


   o Core Fund (Standard Class): Capital appreciation.
     (Subadvised by Salomon Brothers Asset Management Inc., a wholly-owned subsidiary of Legg Mason, Inc.)

   o Equity-Income Fund (Standard Class): Income.
     (Subadvised by Fidelity Management & Research Company)


   o Global Asset Allocation Fund (Standard Class): Total return.
     (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
AM))


   o Growth Fund (Standard Class): Long-term growth.
     (Subadvised by Fund Asset Management, L.P., doing business as Mercury Advisors)

   o Growth and Income Fund (Standard Class): Capital appreciation.

   o Growth Opportunities Fund (Standard Class): Long-term growth. (Subadvised by Fund Asset Management, L.P., doing business as Mercury
Advisors)


   o International Fund (Standard Class): Capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)


                                                                              11

   o Money Market Fund (Standard Class): Preservation of capital.

   o Social Awareness Fund (Standard Class): Capital appreciation.


   o Aggressive Profile Fund (Standard Class): Capital appreciation. (Subadvised by Wilshire Associates Incorporated)

   o Conservative Profile Fund (Standard Class): Current income.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderate Profile Fund (Standard Class): Total return.
     (Subadvised by Wilshire Associates Incorporated)

   o Moderately Aggressive Profile Fund (Standard Class): Growth and income. (Subadvised by Wilshire Associates Incorporated)



MFS (Reg. TM) Variable Insurance Trust, advised by Massachusetts Financial
     Services Company


   o Capital Opportunities Series (Initial Class): Capital appreciation.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.

   o Emerging Growth Series (Initial Class): Long-term growth.
     This fund is available only to existing cases as of May 16, 2005. Consult your financial adviser.


   o Total Return Series (Initial Class): Growth and income.

   o Utilities Series (Initial Class): Growth and income.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc., and subadvised by Neuberger Berman, LLC

   o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

   o Regency Portfolio (I Class): Long-term growth.


Putnam Variable Trust, advised by Putnam Investment Management, L.L.C.


   o Growth & Income Fund (Class IB): Capital growth and current income.
     This fund is available only to existing cases as of May 10, 2004. Consult your financial adviser.



Fund Withdrawal and Substitution


Lincoln Life may withdraw funds and substitute shares of other funds if:

1) the shares of any fund should no longer be available for investment by the Separate Account; or

2) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. We will endorse your policy as required to reflect any withdrawal or substitutions. Substitute funds may have higher charges than the funds being replaced.



Voting Rights

The funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares of our Sub-Account invested in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the


12

amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners.


POLICY CHARGES AND FEES
Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

The current charges for premium load and mortality and expense risk vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,
o total assets under management with the Company,
o the purpose for which the policies are being purchased,
o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Specific charges are shown on the policy specifications page.

In addition to policy charges, the investment adviser for each of the funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser, and other expenses incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses). Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses is contained in each fund's prospectus.

The monthly deductions, including the cost of insurance charges, are deducted proportionately from the value of each of the Sub-Accounts and the Fixed Account. The monthly deductions are made on the "monthly deduction day," the date of issue and the same day of each month thereafter. If the day that would otherwise be a monthly deduction day is non-existent for that month, or is not a valuation day, then the monthly deduction day is the next valuation day.

If the value is insufficient to cover the current monthly deduction, you have a 61-day grace period to make a payment sufficient to cover that deduction.



Premium Load; Net Premium Payment

We deduct a percentage from each premium payment. This amount, referred to as "premium load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. The premium payment, net of the premium load, is called the "net premium payment." Target premium is based on the maximum annual premium allowed under the Internal Revenue Code for a policy which is not a modified endowment contract, providing a death benefit equal to the specified amount and paying seven level, annual premiums. See the Tax Issues section later in this prospectus. The target premium is shown in the policy specifications.


                                                                              13

                     The current premium load ranges are:



                           Portion of Premium        Portion of Premium
                               Paid up to            Paid greater than
    Policy Years             Target Premium            Target Premium
--------------------      --------------------      -------------------
          1                  7.5% - 10.5%               1.0% - 2.5%
          2                   6.0% - 7.5%               1.0% - 1.5%
         3-5                  3.5% - 7.5%               1.0% - 1.5%
         6-7                  1.5% - 3.5%               1.0% - 1.5%
  8 and thereafter               1.5%                   1.0% - 1.5%

The premium load is guaranteed to be no higher than the amounts shown in the following table:



                      Portion of Premium        Portion of Premium
                          Paid up to            Paid greater than
  Policy Years          Target Premium            Target Premium
---------------      --------------------      -------------------
       1                    12.0%                     5.0%
      2-5                   9.0%                      5.0%
  6 and after               5.0%                      5.0%

For the purpose of calculating current and maximum premium loads, an increase in specified amount is treated as a newly issued policy.

We deduct an explicit premium tax charge from premium payments equal to state and municipal premium taxes. The tax ranges from 0% to 5% depending upon the state of issue.



Surrender Charges

There are no surrender charges for your policy.



Partial Surrender Fee

There is no surrender charge or administrative fee imposed on partial surrenders.



Fund Transfer Fee

The Company reserves the right to charge $25 for each transfer after the twelfth transfer per policy year.



Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated.

Current mortality and expense risk charges, on an annualized basis, are within the ranges below, based on the level of average annual planned premium:



                       Annualized Mortality
  Policy Years         Expense Risk Charge
----------------      ---------------------
      1-10                 0.40%-0.70%
      11-20                0.20%-0.35%
  21 and after             0.10%-0.35%

14

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.80%.



Cost of Insurance Charge

A significant cost of variable life insurance is the "cost of insurance" charge. This charge is the portion of the monthly deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The cost of insurance charge depends on the policy duration, the age and underwriting category of the insured, and the current net amount at risk. The net amount at risk is the death benefit minus the policy value and it may vary with investment performance, premium payment patterns, and charges. The rate on which the monthly deduction for the cost of insurance is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.


The cost of insurance is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .0032737 (the monthly equivalent of an effective annual rate of 4%), subtracting the value at the beginning of the policy month, and multiplying the result (the "net amount at risk") by the applicable cost of insurance rate as determined by the Company. The maximum monthly cost of insurance rate for standard risks is $83.33 per $1,000 per month of net amount at risk. Individuals with a higher mortality risk than standard risks can be charged from 125% to 800% of the standard rates.


The current cost of insurance charge may be less than the guaranteed cost of insurance charge, but it will never exceed the maximum cost of insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.



Administrative Fee


The monthly administrative fee as of the date of issue is $6.00 per month in all policy years. The Company may change this fee after the first policy year based on its expectations of future expenses, but is guaranteed not to exceed $10.00 per month. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.




Policy Loan Interest


If you borrow against your policy, interest will accrue on the Loan Account value. The interest rate will be the greater of 4.8%, or Moody's Investors Service, Inc. Corporate Bond Yield Average-Monthly Average Corporates for the calendar month which ends two months prior to the policy anniversary. You may obtain the applicable monthly average at any time by contacting the Company. The interest rate will never exceed the maximum interest rate allowed by law in the state in which the policy is issued.

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate at least 30 days before the new rate becomes effective.




Rider Charges


Term Insurance Rider. This optional rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. There are monthly cost of insurance charges for this rider, based on the policy duration, and the age and underwriting category of the insured. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.



                                                                              15

Case Exceptions

We reserve the right to reduce premium loads or any other charges on certain multiple life sales ("cases") where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including:

o the number of lives to be insured,

o the total premiums expected to be paid,

o total assets under management with the Company,

o the nature of the relationship among the insured individuals,

o the purpose for which the policies are being purchased,

o expected persistency of the individual policies, and

o any other circumstances which we believe to be relevant to the expected reduction of our expenses.

Some of these reductions may be guaranteed but we may withdraw or modify others on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any owners.


YOUR INSURANCE POLICY
Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

o change the investment objective of the Separate Account;

o operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

o deregister the Separate Account; or

o combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages, with supporting schedules. These pages and schedules provide important information about your policy such as: the identity of the insured and owner; date of issue; the initial specified amount; the death benefit option selected; issue age; named beneficiary; initial premium payment; surrender charges; expense charges and fees; Guaranteed Death Benefit premium (subject to state availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.


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Before purchasing the policy to replace, or to be funded with proceeds from an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The date of issue is the date on which we begin life insurance coverage. This is the date from which policy years, policy anniversary and age are determined.


Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow electronic transactions when you provide us authorization to do so. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.




Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, if required, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly cost of insurance charge deducted from the policy value after issue varies depending on the age and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 18 and at most age
85. Age will be determined by the nearest birthday of the insured.


To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.



Owner


The owner on the date of issue is designated in the policy specifications. You, as owner, will make the following choices:

1) initial death benefit amount and death benefit option;

2) either of two life insurance qualification methods;

3) the amount and frequency of premium payments; and

4) the amount of net premium payment to be placed in the selected Sub-Accounts or the Fixed Account.

You are entitled to exercise rights and privileges of your policy as long as the insured is living and before the maturity date. These rights generally include the power to select the beneficiary, request policy loans, make partial surrenders, surrender the policy entirely, name a new owner, and assign the policy. You must inform us of any change in writing. We will record change of owner and beneficiary forms to be effective as of the date you sign them.


                                                                              17

Right-to-Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the right-to-examine period. If the policy is returned for cancellation within the right-to-examine period, depending on the state of issue of your policy, we will refund to you either all premium payments, or the policy value plus any charges and fees. If a premium payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of premium payments, any net premium payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. If the policy is returned for cancellation within the right-to-examine period, we will return the full amount of any premium payments made.

If your policy is issued in a state that provides for return of value, any net premium payments received before the end of the right-to-examine period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated in your application. The owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the right-to-examine period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.



Initial Specified Amount

You will select the initial specified amount of death benefit on the application. This may not be less than $100,000. This amount, in combination with a death benefit option, will determine the initial death benefit. The initial specified amount is shown on the policy specifications page.



Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

Up to 12 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. The Company reserves the right to charge $25 for each transfer request after the twelfth request per year.

Within 45 days after each policy anniversary, and before the maturity date, you may also transfer a portion of the Fixed Account value to one or more variable Sub-Accounts. A transfer from the Fixed Account is allowed once in the 45-day period after the policy aniversary and will be effective as of the next valuation period after your request is received by our Administrative Office. The amount of such transfer cannot exceed the greater of 20% of the greatest amount held in the Fixed Account value during the prior 5 years or $1,000.

Requests for transfers must be made in writing, or electronically, if you have previously authorized electronic transfers in writing.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 p.m. Eastern time on a business day will normally be effective that day.



Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and


18

administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the policies as described in the Transfers section and Transaction Fee Table of the prospectus. We apply these limitations uniformly to all policy owners. If, however, we are unable to prevent market timing, certain policy owners may engage in market timing activity which is harmful to other policy owners. That harm may include the dilution of the value of fund shares and increased expenses which negatively impact investment returns as described above.

The funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. Policy owners and other persons with interests under the policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the funds.


In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.



Dollar Cost Averaging

Dollar Cost Averaging systematically transfers specified dollar amounts from the Money Market Sub-Account. Transfer allocations may be made to one or more of the Sub-Accounts and the Fixed Account on a monthly or quarterly basis. These transfers do not count against the free transfers available. Transfers may be elected at any time while your policy is in force.

By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

You may elect dollar cost averaging on your application, or contact our Administrative Office for information.

Dollar cost averaging terminates automatically:

1) if the value in the Money Market Sub-Account is insufficient to complete the next transfer;

2) one week after our Administrative Office receives a request for termination in writing, with adequate authentication;

3) after 12 or 24 months (as elected on your application); or

4) if your policy is surrendered.



Automatic Rebalancing


You may elect to participate in automatic rebalancing. There is currently no charge for this program.

Automatic Rebalancing periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation


                                                                              19

initially selected on the application supplement, until changed by the owner. If automatic rebalancing is elected, all net premium payments allocated to the Sub-Accounts will be subject to automatic rebalancing.

You may select automatic rebalancing on a quarterly, semi-annual or annual basis. Automatic rebalancing may be elected, terminated or the allocation may be changed at any time, by contacting our Administrative Office.



Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy, they may vary by state of issue, and their election may have tax consequences to you. Also, if you elect a particular rider, it may restrict the terms of your policy, or of other riders in force. Consult your financial and tax advisers before adding riders to, or deleting them from, your policy.

Term Insurance Rider. The policy can be issued with a Term Insurance Rider as a portion of the total death benefit. The rider provides term life insurance on the life of the insured, which is annually renewable to attained age 100. This rider will continue in effect unless canceled by the owner. The amount of coverage provided under the rider's benefit amount varies from month to month.

The benefit amount is the target face amount minus the basic policy specified amount. However, if the death benefit of the policy is defined as a percentage of the policy value, the benefit amount is zero. Refer to your policy specifications for the benefit amount.

The cost of the rider is added to the monthly deductions, and is based on the insured's premium class, issue age and the number of policy years elapsed. We may adjust the monthly rider rate from time to time, but the rate will never exceed the guaranteed cost of insurance rates for the rider for that policy year.

The rider's death benefit is included in the total death benefit paid under the policy.

Cash Value Enhancement Rider. The policy can be issued with a Cash Value Enhancement Rider. This rider provides additional surrender value if the policy is fully surrendered within 7 years of the date of issue of the policy. This rider must be elected at application, may not be available on all policies, and is subject to underwriting criteria. If the Cash Value Enhancement Rider is elected, its benefit replaces the premium load refund benefit on the policy. There is no cost for this rider.

Under this rider, the full surrender value of the policy will equal:

1) the policy value on the date of surrender; less

2) the Loan Account value plus any accrued interest; plus

3) the cash value enhancement ("CVE") benefit.

The cash value enhancement benefit will equal:

1) the cash value enhancement rate (CVE%); times

2) the term blend adjustment factor; times

3) the cumulative cash value enhancement premium.

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The current value of the CVE% varies by policy year :



    Policy Years           CVE%
--------------------      ------
          1               14.0%
          2               11.0%
          3                9.0%
          4                7.0%
          5                5.0%
          6                3.0%
          7                1.0%
  8 and thereafter         0.0%

The CVE% may be changed at any time, and will not exceed 15% in any policy year
..

The term blend adjustment factor is equal to 1.0 unless a Term Insurance Rider is attached to this policy. If a Term Insurance Rider is attached to this policy, the term blend adjustment factor will equal

o 0.6, plus

o 0.4 times the ratio of the basic policy specified amount to the target face amount.

The insured cumulative CVE premium is the sum of the CVE premium for all prior policy years, plus the CVE premium for the current policy year. During the first policy year, the sum of the CVE premium for all prior policy years is zero. The CVE premium for any policy year is the lesser of (a) and (b):

(a) the sum of premiums paid during the policy year; less the sum of any partial surrenders during the policy year; or

(b) the target premium for the policy year; times the ratio of the target face amount to the basic policy specified amount.

This rider terminates on the earliest of:

o seven years after the date of issue of this policy; or

o the maturity date of this policy; or

o the date this policy ends; or

o the next monthly deduction day after we receive your written request to terminate this rider.

This rider will terminate without value if this policy is exchanged for another under Section 1035 of the Internal Revenue Code ("Code").

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. There is no separate charge for this rider. Policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.



Continuation of Coverage

Coverage of this policy will continue to the maturity date if your surrender value is sufficient to cover each monthly deduction. The maturity date for this policy is the policy anniversary nearest the insured's 100th birthday. As of the maturity date, the death benefit will be equal to the surrender value.


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Paid-Up Nonforfeiture Option

You may elect, any time prior to the maturity date, to continue this policy as paid-up life insurance. The effective date of the paid-up insurance will be the monthly deduction day following the receipt of your written request at our Administrative Office. As of the effective date:

o the specified amount will be the amount which the surrender value will purchase as a net single premium at the insured's then attained age, using the guaranteed interest and mortality basis of the original policy (this may not exceed the death benefit),

o no further premium payments, monthly deductions, interest credits or changes in coverage may be made,

o we will transfer the Separate Account value to the Fixed Account value, and

o all extra benefit riders will terminate.



Coverage Beyond Maturity

At any time prior to the maturity date of this policy, you may, by written request, elect to continue coverage beyond the maturity date. Any extra benefit riders will be terminated on the maturity date.

If elected, the following will apply:

o we will transfer the value of the Separate Account to the Fixed Account,

o we will credit interest on the policy value,

o where permitted by law we will continue to charge you monthly deductions, except we will not charge you any cost of insurance,

o loan interest on any loans outstanding on the maturity date will continue to accrue,

o the death benefit will be equal to the policy value and the death benefit proceeds will be the policy value less any indebtedness.

This provision is not available if you select the Paid-Up Non-Forfeiture Option. Also, the Paid-Up Non-Forfeiture Option will not be available when the coverage beyond maturity provision takes effect.

At this time, uncertainties exist about the tax treatment of the policy if it should continue beyond the maturity date. Therefore, you should consult your tax adviser before the policy becomes eligible for coverage beyond maturity.



Termination of Coverage

All policy coverage terminates on the earliest of:

1) surrender of the policy;

2) death of the insured;

3) failure to pay the necessary amount of premium to keep your policy in force;
or

4) the maturity date, unless coverage beyond maturity is elected.



State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.


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PREMIUMS
You may select and vary the frequency and the amount of premium payments and the allocation of net premium payments. After the initial premium payment is made there is no minimum premium required, except to meet the Guaranteed Death Benefit premium or to keep the policy in force. Premiums may be paid anytime before the insured reaches age 100.

The initial premium must be paid for policy coverage to be effective. This payment must be equal to or exceed the amount necessary to provide for two monthly deductions.



Allocation of Net Premium Payments

Your net premium payment is the portion of a premium payment remaining, after deduction of the premium load. The net premium payment is available for allocation to the Sub-Accounts or the Fixed Account.

You first designate the allocation of net premium payments among the Sub-Accounts and Fixed Account on the application. Subsequent net premium payments will be allocated on the same basis unless we are instructed otherwise, in writing or electronically. You may change the allocation of net premium payments among the Sub-Accounts and Fixed Account at any time. The percentages of net premium payments allocated to the Sub-Accounts and Fixed Account must total 100%. We credit net premium payments to your policy as of the end of the valuation period in which it is received at our Administrative Office. The end of the valuation period is 4:00 p.m. Eastern Time, unless the New York Stock Exchange closes earlier.

The valuation period is the time between valuation days. A valuation day is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every valuation day.



Planned Premiums; Additional Premiums

Planned premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. Premium payments may be billed annually, semi-annually, quarterly, or monthly.

In addition to any planned premium, you may make additional premium payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You may increase planned premiums, or pay additional premiums, subject to certain limitations. We reserve the right to limit the amount or frequency of additional premium payments.

We may require evidence of insurability if any payment of additional premium (including planned premium) would increase the difference between the death benefit and the accumulation value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including planned premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. The excess amount of premium will be returned to you.



Life Insurance Qualification

A policy must satisfy either of two testing methods to qualify as a life insurance contract for tax purposes under Section 7702 of the Code. At the time of purchase, you may choose either the guideline premium test or the cash value accumulation test.

Depending on your primary objective for purchasing this policy, and the level of premium payments, one method may better suit your needs than the other. Generally, the cash value accumulation method permits higher premium payments, but may result in higher cost of insurance charges because of a higher death benefit corridor, and


                                                                              23

taxation of partial surrenders or policy loans because the amount of premium paid will exceed seven level annual premiums (known as a "7 pay test"). Generally, the guideline premium test maximizes the potential for growth in total account value. Refer to your policy specifications page for the limits applicable to your policy.

Discuss this choice with your financial representative and tax adviser before purchasing the policy. Once your policy is issued, the qualification method cannot be changed.



Policy Values

Policy value in a variable life insurance policy is also called the total account value.

The total account value equals the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. At any point in time, the total account value reflects:

1) net premium payments made;

2) the amount of any partial surrenders;

3) any increases or decreases as a result of market performance of the Sub-Accounts;

4) interest credited to the Fixed Account or the Loan Account; and

5) all charges and fees deducted.

The Separate Account value, if any, is the portion of the total account value attributable to the Separate Account. This value is equal to the sum of the current values of all the Sub-Accounts in which you have invested.

A unit of measure used in the calculation of the value of each Sub-Account is the variable accumulation unit. It may increase or decrease from one valuation period to the next. The variable accumulation unit value for a Sub-Account for a valuation period is determined as follows:

1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund made during the valuation period; minus

2) the liabilities of the Sub-Account at the end of the valuation period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

3) the result of (1) minus (2) is divided by the number of variable accumulation units for that Sub-Account outstanding at the beginning of the valuation period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any valuation period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the valuation period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions or partial surrenders. We guarantee the Fixed Account value. This guaranteed rate equals 0.32737%, per month, compounded monthly.

The Loan Account value, if any, reflects any outstanding policy loans, including any interest charged on the loans. This amount is held in the Company's General Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. We do not guarantee the Loan Account value. The Loan Account value will earn interest at an annual rate equal to the policy loan interest rate less an annual rate, which we call a spread, not to exceed 0.80%.


24

We will notify you of the current policy loan interest rate for this policy at the time a policy loan is taken. If the policy has a Loan Account value, we will notify you of any change in the interest rate before the new rate becomes effective.

The interest earned by the Loan Account value will be added to the Fixed Account value and the Separate Account value in the same proportion in which the loan amount was originally deducted from these values.

The "net" total account value is the total account value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the surrender value.

We will tell you at least annually the total account value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.


DEATH BENEFITS
The death benefit proceeds is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, and overdue charges, if any, are deducted from the death benefit proceeds prior to payment.



Death Benefit Options

Three different death benefit options are available. Regardless of which death benefit option you choose, the death benefit proceeds payable will be the greater of:

1) the amount determined by the death benefit option in effect on the date of the death of the insured, or

2) a percentage of the total account value equal to that required by the Internal Revenue Code to maintain the policy as a life insurance policy. This is also called the minimum required death benefit, and will vary depending on the life insurance qualification method you have chosen for your policy.

Death benefit proceeds under either calculation will be reduced by any Loan Account value plus any accrued interest, and any overdue deductions.

The following table provides more information about the death benefit options.



 Option                        Death Benefit Proceeds Equal to the                                  Variability
    1         Specified amount, which includes the total account value as of the         Generally provides a level death
              date of the insured's death.                                               benefit
    2         Sum of the specified amount plus the total account value as of the         May increase or decrease over
              date of the insured's death.                                               time, depending on the amount
                                                                                         of premium paid and the
                                                                                         investment performance of the
                                                                                         underlying Sub-Accounts or the
                                                                                         Fixed Account.
    3         Specified amount plus the accumulated premiums (all premiums               Will generally increase,
              paid from the date of issue accumulated at the premium                     depending on the amount of
              accumulation rate chosen by you before policy issue and shown in           premium paid.
              the policy specifications pages), less withdrawals as of the date of the insured's death. The total death benefit under this option is limited and will not exceed the total death benefit payable under
              Option 2.

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If your policy includes a Term Insurance Rider, the target face amount replaces the specified amount in each of the death benefit options.

If for any reason the owner does not elect a particular death benefit option, Option 1 will apply until changed by the owner.



Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed by the owner, subject to our consent, as long as the policy is in force.

You must submit all requests for changes among death benefit options and changes in the specified amount in writing to our Administrative Office. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.



 Option change                                                    Impact
     1 to 2          The new specified amount will equal the specified amount prior to the change minus the total account value at the time of the change.
     2 to 1          The new specified amount will equal the specified amount prior to the change plus the total account value at the time of the change.
     1 to 3          Changes from Option 1 to Option 3 are not allowed.
     3 to 1          The new specified amount will equal the specified amount prior to the change plus the lesser of the accumulated premiums or the total account value at the time of the change.
     2 to 3          Changes from Option 2 to Option 3 are not allowed.
     3 to 2          The new specified amount will equal the specified amount prior to the change minus the greater of zero or the difference between the total account value and the accumulated premiums at the time of the change.

Any reductions in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Changes in specified amount do not affect the premium load as a percentage of premium.

We may decline any request for change of the death benefit option or reduction of the specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law.

Any change is effective on the first monthly deduction day on, or after, the date of approval of the request by Lincoln Life. If the monthly deduction amount would increase as a result of the change, the change will be effective on the first monthly deduction day on which the total account value is equal to, or greater than, the monthly deduction amount.

Increases in the specified amount will increase the Guaranteed Death Benefit Premium and decreases will decrease this premium. The premium required to maintain the Guaranteed Death Benefit will be based on the new specified amount.



Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.


26

After receipt at our Administrative Office of proof of death of the insured, the death benefit proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the owner or the beneficiary. Payment of the death benefit proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.


POLICY SURRENDERS
You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The surrender value of your policy is the amount you can receive by surrendering the policy. This equals the total account value minus the Loan Account value including any accrued interest, plus any credit from the premium load refund, or the Cash Value Enhancement Rider, if applicable. All or part of the surrender value may be applied to one or more of the settlement options.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of variable accumulation units. The cancellation of such units will be based on the variable accumulation unit value determined at the close of the valuation period during which the surrender is effective. Surrender proceeds will generally be paid within seven days of our receipt of your request.



Premium Load Refund

In certain circumstances described below, if you surrender your policy within 60 months after date of issue, you may be entitled to a credit for some or all of the premium loads which have been deducted from your premium payments. This credit, if any, may vary by specific criteria of your policy. These criteria include:

o the initial policy premium, and the total premiums expected to be paid,

o total assets under management for the owner,

o the purpose for which the policies are being purchased,

o the level of plan administration services required.

Differences in charges will not be unfairly discriminatory to any owners. Refer to your policy specifications page.

To determine the surrender value during the premium load refund period, the total account value will be reduced by the amount of any Loan Account value, including accrued interest. That amount would be increased by the applicable credit for the premium load. This refund is not guaranteed and is not available if your policy is in default. There is no refund after 60 months. This credit may vary by state of issue.

The amount of the premium load refund is equal to the first year premium load refund amount plus the premium tax charge for first year premiums multiplied by the premium load refund percentage.

Currently, the first year premium load refund amount ranges are:



                                                    Portion of First Year               Portion of First Year
                                                  Premium Paid up to Target        Premium Paid greater than Target
                                                 ---------------------------      ---------------------------------
     First Year Premium Load Refund Amount              7.0% - 7.5%                          1.0% - 3.0%

                                                                              27

                The premium load refund percentages range from:



                       Premium Load
 Policy Years        Refund Percentage
--------------      ------------------
       1                   100%
       2                75% - 100%
       3                0% - 100%
       4                0% - 100%
       5                0% - 100%
      6+                    0%

In no circumstances will the premium load refund be larger than the actual first year premium load and premium tax charge taken.



Partial Surrender

You may make a partial surrender, withdrawing a portion of your policy values, anytime after the first policy year, while the policy is in force. You must request a partial surrender in writing. The total of all partial surrenders may not exceed 90% of the surrender value of your policy. We may limit partial surrenders to the extent necessary to meet the federal tax law requirements. Each partial surrender must be at least $500. Partial surrenders are subject to other limitations as described below.

Partial surrenders may reduce the total account value, the death benefit, and the specified amount. The amount of the partial surrender fee will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of partial surrenders on the death benefit proceeds depends on the death benefit option in effect at the time of the partial surrender.



   Death Benefit
 Option in Effect                                      Impact of Partial Surrender
         1              Will reduce the total account value, death benefit and the specified amount.
         2              Will reduce the total account value and the death benefit, but not the specified amount.
         3              Will reduce the total account value, death benefit and may reduce the specified amount.

Partial surrender proceeds will generally be paid within seven days of our receipt of your request.

A reduction in the specified amount will cause a reduction in the required premiums for the Guaranteed Death Benefit. Premiums required to maintain the Guaranteed Death Benefit will be based on the new specified amount.


POLICY LOANS
You may borrow against the surrender value of your policy. We reserve the right to limit the amount of your loan so that total policy indebtedness will not exceed 90% of an amount equal to the total account value minus the Loan Account value. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and total account value.

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy indebtedness (outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and accumulation value whether or not they are repaid.

The amount of your loan, plus any due but unpaid interest, is added to your outstanding policy loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional policy loan, and added to the Loan Account value.


28

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which net premium payments are currently allocated.

If at any time the total indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current total account value, the policy will terminate subject to the conditions in the grace period provision, unless the Guaranteed Death Benefit provision is in effect. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The annual loan interest rate we charge during any policy year will be:

o the monthly average (Moody's Investors Service, Inc. Composite Yield on Corporate Bonds) for the calendar month which ends two months before the month in which the policy anniversary occurs, or, if greater,

o 4.8%

This rate may increase only when it would be at least 0.5% higher than the prior policy year's rate and decrease only when it would be at least 0.5% lower than the prior policy year's rate. We will not change the loan interest rate we charge if the new rate would be less than 0.5% higher or lower than the rate we charged for the prior policy year.

When you take a loan, we will tell you the current policy loan interest rate. We will tell you in advance of any interest rate change. You must pay interest on the anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a policy. Any unpaid interest is added to the loan and will be taken proportionally from the amount in each funding option.

The Loan Account value will earn interest at a lower rate than the policy loan interest rate. The difference between the rates will never exceed 0.80%.


LAPSE AND REINSTATEMENT
If at any time the total account value less the Loan Account value is insufficient to pay the monthly deduction, all policy coverage will terminate, unless your policy is continued under the Guaranteed Death Benefit. This is referred to as policy lapse. The total account value less the Loan Account value may be insufficient:

1) because it has been exhausted by earlier deductions;

2) as a result of poor investment performance;

3) due to partial surrenders;

4) due to indebtedness for policy loans; or

5) because of a combination of any of these factors.

If we have not received your premium payment (or payment of indebtedness on policy loans) necessary so that the total account value less the Loan Account value of your policy is sufficient to pay the monthly deduction amount on a monthly deduction day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the premium payment (or payment of indebtedness on policy loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the grace period, then the policy will terminate. The grace period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the monthly deduction day on which the monthly deduction could not be paid. If the insured dies during the grace period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.


                                                                              29

Guaranteed Death Benefit

The Guaranteed Death Benefit assures that as long as the Guaranteed Death Benefit premium test, as described below, is met, the policy will stay in force even if the surrender value is insufficient to cover current monthly deductions. The Guaranteed Death Benefit premium is a specified amount of premium required to keep the policy in force to age 100 of the insured. This premium amount is shown on the policy specifications page.

There is no difference in the calculation of policy values and the death benefit between a policy that has the Guaranteed Death Benefit, and a policy that does not. This is true whether or not the Guaranteed Death Benefit is active and keeping the policy from lapsing.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the Guaranteed Death Benefit then in effect. In order for the guaranteed death benefit to be in effect, the cumulative premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium multiplied by the number of months elapsed since the policy's date of issue.

If these premiums are deficient, we will notify you and give you 61 days to pay the deficient amount. If we do not receive the deficient amount within the 61-day period, the Guaranteed Death Benefit will terminate.

The Guaranteed Death Benefit may not be available to all risk classes. If the Guaranteed Death Benefit is terminated it may not be reinstated. Increases, decreases, partial surrenders, and death benefit option changes may affect the Guaranteed Death Benefit premium. These events and policy loans may also affect the policy's ability to remain in force even if the cumulative annual Guaranteed Death Benefit test has been met.

If the Guaranteed Death Benefit terminates, the premiums you must pay to keep the policy in force may be significantly higher than the Guaranteed Death Benefit premium would have been. If you pay only the minimum premium needed to keep the Guaranteed Death Benefit in force, you may be foregoing the potential for increased accumulation value that higher premium payments could provide.



Reinstatement of a Lapsed Policy

You can apply for reinstatement within five years after the date of lapse and before your policy's maturity date. To reinstate your policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deductions, plus two additional monthly deductions. If we approve your application for reinstatement, your policy will be reinstated on the monthly deduction day following our approval. The policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any Loan Account value will not be reinstated.


TAX ISSUES
The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.



Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under one of two tests recognized by the Code. The guideline premium test, which limits premiums paid, provides for a maximum amount of premium paid in relation to the death benefit and a minimum amount of death benefit in relation to policy value. The cash value accumulation test, which does not limit premiums paid, requires the policy


30

to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. Once your policy is issued, the qualification test cannot be changed. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includable in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the surrender value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "modified endowment contract" (a "MEC") for federal income tax purposes.



Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may


                                                                              31

also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy).

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.



Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of any withdrawal from the policy will generally be treated first as a non-taxable recovery of premium payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy
Years. Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.


Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.



Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, we believe your policy will continue to qualify as life insurance for


32

federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments, and, if the premium payments during a policy year exceed those permitted by the tax law, we will refund the excess premiums within 60 days of the end of the policy year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. We also reserve the right to increase the death benefit (which may result in larger charges under a policy) or to take any other action deemed necessary to maintain compliance of the policy with the federal tax definition of life insurance.


Disallowance of Interest Deductions. Interest on policy loan indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.


Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the accumulation value or the net accumulation value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.



Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.


RESTRICTIONS ON FINANCIAL TRANSACTIONS
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit


                                                                              33


payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.



LEGAL PROCEEDINGS

Lincoln Life is involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings ultimately will be resolved without materially affecting the financial position of Lincoln Life, the Separate Account or the Principal Underwriter.



FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company are located in the SAI.



34

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).


                              Contents of the SAI




GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting
      Firm
   Accounting Services
   Transfer Agent



POLICY INFORMATION
   Assignment
   Change of Ownership
   Beneficiary
   Change of Plan
   Settlement Options
   Deferral of Payments
   Incontestability
   Misstatement of Age
   Suicide
PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 942-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, D.C. 20549-0102.

Lincoln Life Flexible Premium Variable Life Account S
1933 Act Registration No. 333-72875
1940 Act Registration No. 811-09241

                               End of Prospectus

                   STATEMENT OF ADDITIONAL INFORMATION (SAI)



                               Dated May 1, 2006
                  Relating to Prospectus Dated May 1, 2006 for



      Lincoln CVUL Series III featuring the Elite Series of Funds product



       Lincoln Life Flexible Premium Variable Life Account S, Registrant



             The Lincoln National Life Insurance Company, Depositor



The SAI is not a prospectus. The SAI provides you with additional information about Lincoln Life, the Separate Account and your policy. It should be read in conjunction with the product prospectus.

A copy of the product prospectus may be obtained without charge by writing to our Administrative Office:

Lincoln Corporate Specialty Markets
350 Church Street - MSM1
Hartford, CT 06103-1106

or by telephoning (877) 533-0117, and requesting a copy of the Lincoln CVUL Series III Elite Series product prospectus.


                          TABLE OF CONTENTS OF THE SAI




Contents                                              Page
--------------------------------------------       ----------
GENERAL INFORMATION ........................             2
    Lincoln Life ...........................             2
    Registration Statement .................             2
    Changes of Investment Policy ...........             2
    Principal Underwriter ..................             2
    Disaster Plan ..........................             3
    Advertising ............................             3
SERVICES ...................................             3
    Independent Registered Public Accounting
      Firm .................................             3
    Accounting Services ....................             3
    Transfer Agent .........................             3


Contents                                              Page
--------------------------------------------       ----------
POLICY INFORMATION .........................             4
    Assignment .............................             4
    Change of Ownership ....................             4
    Beneficiary ............................             4
    Change of Plan .........................             4
    Settlement Options .....................             4
    Deferral of Payments ...................             5
    Incontestability .......................             5
    Misstatement of Age ....................             5
    Suicide ................................             5
PERFORMANCE DATA ...........................             6
FINANCIAL STATEMENTS .......................             7
    Separate Account .......................           C-1
    Company ................................           S-1

                                                                               1

GENERAL INFORMATION


Lincoln Life
The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.


Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.


Lincoln Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Insurance Department ("Insurance Department"). An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year along with the Company's financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine our contract liabilities and reserves. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of our operations is conducted periodically by the Insurance Department. Such regulation does not, however, involve any supervision of management practices or policies, or our investment practices or policies.

A blanket bond with a per event limit of $50 million and an annual policy aggregate limit of $100 million covers all of the officers and employees of the Company.



Registration Statement

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the policies offered. The Registration Statement, its amendments and exhibits, contain information beyond that found in the prospectus and the SAI. Statements contained in the prospectus and the SAI as to the content of policies and other legal instruments are summaries.



Changes of Investment Policy

Lincoln Life may materially change the investment policy of the Separate Account. If this decision is made, we must inform the owners and obtain all necessary regulatory approvals. Any change must be submitted to the various state insurance departments. The state insurance departments would not approve the change in investment policy if found to be detrimental to the interests of the owners of the policies or the end result would render our operations hazardous to the public.

If an owner objects, his or her policy may be converted to a substantially comparable fixed benefit life insurance policy offered by us on the life of the insured. The owner has the later of 60 days (6 months in Pennsylvania) from the date of the investment policy change or 60 days (6 months in Pennsylvania) from being informed of such change to make this conversion. We will not require evidence of insurability for this conversion. The new policy will not be affected by the investment experience of any separate account. The new policy will be for an amount of insurance equal to or lower than the amount of the death benefit of the current policy on the date of the conversion.



Principal Underwriter

Lincoln Life, 1300 S. Clinton Street, Fort Wayne, IN 46802, is the principal underwriter for the policies, which are offered continuously. Lincoln Life is registered with the Securities and Exchange Commission under the Securities


2

Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers ("NASD"). The principal underwriter has overall responsibility for establishing a selling plan for the policies.



Disaster Plan

Lincoln's business continuity and disaster recovery strategy employs system and telecommunication accessibility, system back-up and recovery, and employee safety and communication. The plan includes documented and tested procedures that will assist in ensuring the availability of critical resources and in maintaining continuity of operations during an emergency situation.



Advertising

Lincoln Life is ranked and rated by independent financial rating services, including Moody's, Standard & Poor's, Duff & Phelps and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Lincoln Life. The ratings are not intended to reflect the investment experience or financial strength of the Separate Account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.


SERVICES


Independent Registered Public Accounting Firm
The financial statements of the Separate Account and the consolidated financial statements of Lincoln Life appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.



Accounting Services

We have entered into an agreement with the Delaware Service Company, Inc., 2005 Market Street, Philadelphia, PA, 19203, to provide accounting services to the Separate Account. Lincoln Life makes no separate charge against the assets of the Separate Account for this service.



Transfer Agent

Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.


                                                                               3

POLICY INFORMATION


Assignment
While the insured is living, you may assign your rights in the policy, including the right to change the beneficiary designation. The assignment must be in writing, signed by you and recorded at our Administrative Office. We will not be responsible for any assignment that is not submitted for recording, nor will we be responsible for the sufficiency or validity of any assignment. Any assignment is subject to any indebtedness owed to Lincoln Life at the time the assignment is recorded and any interest accrued on such indebtedness after we have recorded any assignment.

Once recorded, the assignment remains effective until released by the assignee in writing. As long as an effective assignment remains outstanding, the owner will not be permitted to take any action with respect to the policy without the consent of the assignee in writing.



Change of Ownership

As long as the insured is living, you may name a new owner by recording a change in ownership in writing at our Administrative Office. The change will be effective the later of the date of execution of the document of transfer or the date we record it. We may require that the policy be submitted to us for endorsement before making a change.



Beneficiary

The beneficiary is initially designated on the application and is the person who will receive the death benefit proceeds payable. Multiple beneficiaries will be paid in equal shares, unless otherwise specified to the Company.

You may change the beneficiary at any time while the insured is living, and before the maturity date, except when we have recorded an assignment of your policy or an agreement not to change the beneficiary. Any request for a change in the beneficiary must be in writing, signed by you, and recorded at our Administrative Office. If the owner has not reserved the right to change the beneficiary, such a request requires the consent of the beneficiary. The change will be effective as of the date of signature or, if there is no such date, the date recorded.

If any beneficiary dies before the insured, the beneficiary's potential interest shall pass to any surviving beneficiaries, unless otherwise specified to the Company. If no named beneficiary survives the insured, any death benefit proceeds will be paid to you, as the owner, or to your executor, administrator or assignee.



Change of Plan

Within 18 months of the date we issue your policy, you may exchange your policy without any evidence of insurability, for any one of the permanent life insurance policies then being issued by the Company which belong to the same class as this policy. Your request for exchange must be in writing. Unless agreed otherwise, the new policy will have the same initial amount of insurance, date of issue and age of the insured as the original policy.



Settlement Options

All or part of the proceeds of this policy may be applied, under one or more of the options available. An election shall be made by written request to our Administrative Office. The payee of proceeds may make this election if no prior election has been made.

The payee must designate whether the payments will be:

o on a fixed basis

o on a variable basis, or

4

o a combination of fixed and variable.

If a fixed annuity is chosen, the annuity purchase rate for the option chosen will reflect at least the minimum guaranteed interest rate of 3.0%.

If a variable annuity is chosen, an assumed annual net return rate of 4.0% will be used to determine the amount of the first annuity payment under a variable annuity.

Payments on a variable basis will be made from the proceeds held in Lincoln Life Variable Annuity Separate Account N. We will provide an Account N prospectus upon request. That prospectus will describe the available funds and the charges and fees in Account N, as well as information on transfers and other rights you will have. You should review this prospectus, as well as funds prospectuses for the funds available under Account N, prior to selecting any variable payment option.

Annuity payment options currently available:

1) Life annuity/life annuity with guaranteed period-fixed and/or variable payments.

2) Unit refund life annuity-variable annuity payments.

3) Cash refund life annuity-fixed annuity payments.

4) Joint life annuity/joint life annuity certain with guaranteed period-fixed and/or variable payments.

Refer to your policy for detailed information on each of the annuity payment options.

You will be notified in writing of other options that may be made available to you.



Deferral of Payments

Amounts payable as a result of loans, surrenders or partial surrenders will generally be made within seven days of our receipt of such a request. We may defer payment or transfer from the Fixed Account up to six months at our option. If we exercise our right to defer any payment from the Fixed Account, interest will accrue and be paid (as required by law) from the date you would otherwise have been entitled to receive the payment.



Incontestability

The Company will not contest your policy or payment of the death benefit proceeds based on the initial specified amount, or an increase in the specified amount requiring evidence of insurability, after your policy or increase has been in force for two years from date of issue or increase (in accordance with state law).



Misstatement of Age

If the age of the insured is misstated at the time of application, the amount payable upon death will be adjusted to the benefit amount that would have been purchased with the most recent monthly deduction at the correct age.



Suicide

If the insured dies by suicide, while sane or insane, within two years from the date of issue, the Company will pay no more than the sum of the premiums paid, less any indebtedness and the amount of any partial surrenders. If the insured dies by suicide, while sane or insane, within two years from the date an application is accepted for an increase in the specified amount, the Company will pay no more than a refund of the monthly charges for the cost of the increased amount. This time period could be less depending on the state of issue.


                                                                               5

PERFORMANCE DATA
Performance data may appear in sales literature or reports to owners or prospective buyers.

Past performance cannot guarantee comparable future results. Performance data reflects the time period shown on a rolling monthly basis and is based on Sub-Account level values adjusted for your policy's expenses.

Data reflects:

o an annual reduction for fund management fees and expenses, and

o a policy level mortality and expense charge applied on a daily equivalent basis, but

o no deductions for additional policy expenses (i.e., premium loads, administrative fees, and cost of insurance charges), which, if included, would have resulted in lower performance.

These charges and deductions can have a significant effect on policy values and benefits. Ask your financial representative for a personalized illustration reflecting these costs.

Sub-Account performance figures are historical and include change in share price, reinvestment of dividends and capital gains and are net of the asset management expenses that can be levied against the Sub-Account.

The Average Annual Returns in the table below are calculated in two ways, one for Money Market Sub-Account, one for all other Sub-Accounts. Both are according to methods prescribed by the SEC.

Money Market Sub-Account:

The Average Annual Return is the income generated by an investment in the Money Market Sub-Account over a seven-day period, annualized. The process of annualizing results when the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment.

The Money Market Sub-Account's return is determined by:

a) calculating the change in unit value for the base period (the 7-day period ended December 31, of the previous year); then

b) dividing this figure by the account value at the beginning of the period;
   then

c) annualizing this result by the factor of 365/7.

Other Sub-Accounts:

The Average Annual Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formula:

     P(1 + T)n = ERV


Where:        P = a hypothetical initial purchase payment of $1,000
              T = average annual total return for the period in question
              N = number of years
              ERV = ending redeemable value (as of the end of the period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 3-year, 5-year, or 10-year period in question (or fractional period thereof)

The formula assumes that:

(1) all recurring fees have been charged to the policy owner's accounts; and

(2) there will be a complete redemption upon the anniversary of the 1-year, 3-year, 5-year, or 10-year period in question.


6

In accordance with SEC guidelines, we report Sub-Account performance back to the first date that the fund became available, which could pre-date its inclusion in this product. Where the length of the performance reporting period exceeds the period for which the fund was available, Sub-Account performance will show an "N/A".


FINANCIAL STATEMENTS

The December 31, 2005 financial statements of the Separate Account and consolidated financial statements of the Company follow.

Lincoln Life Flexible Premium Variable Life Account S

Statement of assets and liabilities

December 31, 2005

                                                                                                   Mortality &
                                                                                                   Expense
                                                                        Contract                   Guarantee
                                                                        Purchases                  Charges
                                                                        Due from                   Payable to
                                                                        The Lincoln                The Lincoln
                                                                        National Life              National Life
                                                                        Insurance                  Insurance
Subaccount                                                  Investments Company       Total Assets Company       Net Assets
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                             $    34,382   $     --    $    34,382     $    1     $    34,381
AIM V.I. International Growth                                   449,228      3,733        452,961         10         452,951
ABVPSF Global Technology Class A                                531,331      2,395        533,726          6         533,720
ABVPSF Growth and Income Class A                             10,040,167      3,951     10,044,118        197      10,043,921
ABVPSF Large Cap Growth Class A                                 284,829         --        284,829          3         284,826
ABVPSF Small/Mid Cap Value Class A                            1,833,309     24,178      1,857,487         25       1,857,462
American Century VP Income & Growth                           6,647,261      2,395      6,649,656        133       6,649,523
American Century VP Inflation Protection Class 2              3,429,550     27,140      3,456,690         59       3,456,631
American Century VP International                             5,621,594      2,395      5,623,989        102       5,623,887
American Funds Bond Class 2                                     228,088         --        228,088          5         228,083
American Funds Global Growth Class 2                          8,324,161         --      8,324,161         88       8,324,073
American Funds Global Small Capitalization Class 2            2,577,233      4,790      2,582,023         49       2,581,974
American Funds Growth Class 2                                24,016,127    132,904     24,149,031        455      24,148,576
American Funds Growth-Income Class 2                          9,546,225     12,323      9,558,548        177       9,558,371
American Funds High-Income Bond Class 2                      12,028,497     57,058     12,085,555        207      12,085,348
American Funds International Class 2                          6,404,161     69,785      6,473,946        124       6,473,822
American Funds U.S. Government/AAA-Rated Securities Class 2  10,610,448      9,581     10,620,029        187      10,619,842
Baron Capital Asset                                          14,136,385      5,952     14,142,337        239      14,142,098
Delaware VIPT Capital Reserves                                  269,694         --        269,694          6         269,688
Delaware VIPT Diversified Income                              2,869,754     30,808      2,900,562         42       2,900,520
Delaware VIPT Emerging Markets                                3,391,139     20,057      3,411,196         52       3,411,144
Delaware VIPT High Yield                                      1,714,594      7,054      1,721,648         33       1,721,615
Delaware VIPT International Value Equity                        298,929         --        298,929          7         298,922
Delaware VIPT REIT                                            9,256,223     54,950      9,311,173        155       9,311,018
Delaware VIPT Small Cap Value                                16,436,099     24,883     16,460,982        250      16,460,732
Delaware VIPT Trend                                           1,467,214     26,971      1,494,185         32       1,494,153
Delaware VIPT U.S. Growth                                       107,717         --        107,717          1         107,716
Delaware VIPT Value                                             432,635      2,395        435,030          7         435,023
Fidelity VIP Asset Manager Service Class                     10,532,872      2,395     10,535,267        204      10,535,063
Fidelity VIP Contrafund Service Class                        29,464,491     61,716     29,526,207        458      29,525,749
Fidelity VIP Equity-Income Service Class                      8,131,579    123,370      8,254,949        105       8,254,844
Fidelity VIP Growth Service Class                            21,932,290     26,708     21,958,998        388      21,958,610
Fidelity VIP High Income Service Class                          134,110         --        134,110          3         134,107
Fidelity VIP Mid Cap Service Class                            1,176,311         --      1,176,311         26       1,176,285
Fidelity VIP Overseas Service Class                           7,716,036      4,659      7,720,695         93       7,720,602
FTVIPT Franklin Small-Mid Cap Growth Securities               1,821,193     27,904      1,849,097         23       1,849,074
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       5,714,517         --      5,714,517        127       5,714,390
FTVIPT Templeton Foreign Securities Class 2                   2,772,013         --      2,772,013         61       2,771,952
FTVIPT Templeton Global Asset Allocation Class 2                224,881         --        224,881          5         224,876
FTVIPT Templeton Global Income Securities                         2,056         --          2,056         --           2,056
FTVIPT Templeton Growth Securities                            1,960,509      4,079      1,964,588         40       1,964,548
FTVIPT Templeton Growth Securities Class 2                      270,075         --        270,075          6         270,069
Janus Aspen Series Balanced                                  15,068,806         --     15,068,806        331      15,068,475
Janus Aspen Series Balanced Service Shares                    6,005,100     10,949      6,016,049         58       6,015,991
Janus Aspen Series Flexible Bond                              1,406,929         --      1,406,929         31       1,406,898
Janus Aspen Series Flexible Bond Service Shares               6,636,910      3,083      6,639,993        143       6,639,850
Janus Aspen Series Global Technology Service Shares             324,018         --        324,018          7         324,011
Janus Aspen Series Mid Cap Growth                             4,399,354         --      4,399,354         97       4,399,257
Janus Aspen Series Mid Cap Growth Service Shares              6,210,483         --      6,210,483         58       6,210,425
Janus Aspen Series Worldwide Growth                           3,709,161         --      3,709,161         84       3,709,077
Janus Aspen Series Worldwide Growth Service Shares            1,351,120         --      1,351,120         30       1,351,090
Lincoln VIPT Aggressive Growth                                1,385,570         --      1,385,570         25       1,385,545
Lincoln VIPT Aggressive Profile                                   5,503        572          6,075         --           6,075

Lincoln Life Flexible Premium Variable Life Account S

December 31, 2005

                                                                                  Mortality &
                                                                                  Expense
                                                       Contract                   Guarantee
                                                       Purchases                  Charges
                                                       Due from                   Payable to
                                                       The Lincoln                The Lincoln
                                                       National Life              National Life
                                                       Insurance                  Insurance
Subaccount                                 Investments Company       Total Assets Company       Net Assets
-----------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond                          $54,292,550    $ 5,151    $54,297,701     $1,026     $54,296,675
Lincoln VIPT Capital Appreciation            2,431,101        203      2,431,304         37       2,431,267
Lincoln VIPT Conservative Profile               19,478        609         20,087         --          20,087
Lincoln VIPT Equity-Income                   4,687,047         --      4,687,047        103       4,686,944
Lincoln VIPT Global Asset Allocation           718,995         --        718,995         13         718,982
Lincoln VIPT Growth Opportunities                  595         --            595         --             595
Lincoln VIPT International                   3,418,435      2,880      3,421,315         64       3,421,251
Lincoln VIPT Moderate Profile                   54,897      2,020         56,917          1          56,916
Lincoln VIPT Moderately Aggressive Profile       2,673        346          3,019         --           3,019
Lincoln VIPT Money Market                   61,166,013     84,316     61,250,329        940      61,249,389
Lincoln VIPT Social Awareness                  407,347      2,395        409,742          6         409,736
M Fund Brandes International Equity            558,900         --        558,900         12         558,888
M Fund Frontier Capital Appreciation           110,820         --        110,820          2         110,818
M Fund Turner Core Growth                      100,233         --        100,233          2         100,231
MFS VIT Capital Opportunities                  247,166         --        247,166          4         247,162
MFS VIT Emerging Growth                        397,542      4,790        402,332          7         402,325
MFS VIT Research                               353,905         --        353,905          8         353,897
MFS VIT Total Return                        10,766,147      2,395     10,768,542        230      10,768,312
MFS VIT Utilities                            5,687,673      2,395      5,690,068         83       5,689,985
NB AMT Mid-Cap Growth                       13,723,959      3,152     13,727,111        276      13,726,835
NB AMT Partners                                740,111         --        740,111         16         740,095
NB AMT Regency                               3,850,416     28,068      3,878,484         54       3,878,430
PIMCO VIT OPCAP Managed                        734,872         --        734,872         16         734,856
Oppenheimer Main Street Growth & Income        168,601         --        168,601          4         168,597
Scudder VIT Equity 500 Index                73,760,766     26,292     73,787,058      1,373      73,785,685
Scudder VIT Small Cap Index                 35,476,548        395     35,476,943        684      35,476,259

See accompanying notes.

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Flexible Premium Variable Life Account S

Statement of operations

Year Ended December 31, 2005


                                                            Dividends
                                                            from       Mortality and     Net
                                                            Investment Expense           Investment
Subaccount                                                  Income     Guarantee Charges Income (Loss)
------------------------------------------------------------------------------------------------------
AIM V.I. Growth                                             $       --     $    (151)     $     (151)
AIM V.I. International Growth                                    2,735          (617)          2,118
ABVPSF Global Technology Class A                                    --          (783)           (783)
ABVPSF Growth and Income Class A                               122,007       (29,535)         92,472
ABVPSF Large Cap Growth Class A                                     --          (344)           (344)
ABVPSF Small/Mid Cap Value Class A                               6,929        (2,535)          4,394
American Century VP Income & Growth                            150,731       (25,846)        124,885
American Century VP Inflation Protection Class 2               104,418        (6,587)         97,831
American Century VP International                               62,950       (16,827)         46,123
American Funds Bond Class 2                                     11,649        (1,620)         10,029
American Funds Global Growth Class 2                            45,282       (14,266)         31,016
American Funds Global Small Capitalization Class 2               7,216        (3,846)          3,370
American Funds Growth Class 2                                  141,919       (64,579)         77,340
American Funds Growth-Income Class 2                           119,053       (26,219)         92,834
American Funds High-Income Bond Class 2                        547,469       (31,457)        516,012
American Funds International Class 2                            83,635       (16,355)         67,280
American Funds U.S. Government/AAA-Rated Securities Class 2    366,053       (31,493)        334,560
Baron Capital Asset                                                 --       (39,588)        (39,588)
Delaware VIPT Capital Reserves                                   4,401          (425)          3,976
Delaware VIPT Diversified Income                                 8,483        (5,744)          2,739
Delaware VIPT Emerging Markets                                   5,279        (5,551)           (272)
Delaware VIPT High Yield                                        74,219        (5,122)         69,097
Delaware VIPT International Value Equity                         3,963        (1,263)          2,700
Delaware VIPT REIT                                             157,638       (25,737)        131,901
Delaware VIPT Small Cap Value                                   47,517       (38,201)          9,316
Delaware VIPT Trend                                                 --        (5,499)         (5,499)
Delaware VIPT U.S. Growth                                           80           (80)             --
Delaware VIPT Value                                              3,639          (822)          2,817
Fidelity VIP Asset Manager Service Class                       252,500       (38,074)        214,426
Fidelity VIP Contrafund Service Class                           40,827       (66,532)        (25,705)
Fidelity VIP Equity-Income Service Class                        95,077       (16,095)         78,982
Fidelity VIP Growth Service Class                               86,934       (71,255)         15,679
Fidelity VIP High Income Service Class                          17,964          (518)         17,446
Fidelity VIP Mid Cap Service Class                                  --        (1,504)         (1,504)
Fidelity VIP Overseas Service Class                             30,197       (13,669)         16,528
FTVIPT Franklin Small-Mid Cap Growth Securities                     --        (3,326)         (3,326)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2             --       (27,710)        (27,710)
FTVIPT Templeton Foreign Securities Class 2                     31,309       (10,421)         20,888
FTVIPT Templeton Global Asset Allocation Class 2                14,647          (987)         13,660
FTVIPT Templeton Global Income Securities                           --            (2)             (2)
FTVIPT Templeton Growth Securities                              17,733        (5,727)         12,006
FTVIPT Templeton Growth Securities Class 2                       4,892        (1,381)          3,511
Janus Aspen Series Balanced                                    372,916       (65,543)        307,373
Janus Aspen Series Balanced Service Shares                     123,182       (11,193)        111,989
Janus Aspen Series Flexible Bond                                74,533        (5,620)         68,913
Janus Aspen Series Flexible Bond Service Shares                287,781       (23,007)        264,774
Janus Aspen Series Global Technology Service Shares                 --          (840)           (840)
Janus Aspen Series Mid Cap Growth                                   --       (16,979)        (16,979)
Janus Aspen Series Mid Cap Growth Service Shares                    --       (10,789)        (10,789)
Janus Aspen Series Worldwide Growth                             88,931       (28,747)         60,184
Janus Aspen Series Worldwide Growth Service Shares              17,300        (5,552)         11,748
Lincoln VIPT Aggressive Growth                                      --        (2,411)         (2,411)
Lincoln VIPT Aggressive Profile                                     --           (16)            (16)
Lincoln VIPT Bond                                            2,206,042      (167,235)      2,038,807
Lincoln VIPT Capital Appreciation                                5,947        (7,365)         (1,418)
Lincoln VIPT Conservative Profile                                   --           (19)            (19)
Lincoln VIPT Equity-Income                                      52,124       (18,697)         33,427

See accompanying notes.

                                                 Net Change in   Net Increase
               Dividends from                    Unrealized      (Decrease) in
Net Realized   Net Realized   Total Net Realized Appreciation or Net Assets
Gain (Loss) on Gain on        Gain (Loss) on     Depreciation on Resulting from
Investments    Investments    Investments        Investments     Operations
-------------------------------------------------------------------------------
  $       98      $     --        $       98       $     2,365     $    2,312
         577            --               577            38,509         41,204
      15,565            --            15,565            20,104         34,886
     154,379            --           154,379           126,910        373,761
       9,287            --             9,287            22,624         31,567
      16,785        41,848            58,633            23,749         86,776
     423,808            --           423,808          (287,629)       261,064
         290           796             1,086           (66,556)        32,361
     104,702            --           104,702           534,498        685,323
      12,449            --            12,449           (23,894)        (1,416)
     312,860            --           312,860           604,669        948,545
      24,155            --            24,155           277,678        305,203
     451,643            --           451,643         2,436,118      2,965,101
     196,207        32,016           228,223           189,838        510,895
     143,013            --           143,013          (467,921)       191,104
      72,182            --            72,182           903,607      1,043,069
     (31,922)           --           (31,922)         (102,105)       200,533
     629,518            --           629,518          (215,296)       374,634
           4            --                 4              (564)         3,416
       9,335         4,113            13,448           (17,812)        (1,625)
      77,664        18,631            96,295           422,571        518,594
      84,761            --            84,761          (101,825)        52,033
      84,257         2,901            87,158           (67,314)        22,544
     455,625       477,730           933,355          (499,785)       565,471
     441,076       902,818         1,343,894          (130,351)     1,222,859
      64,303            --            64,303             2,890         61,694
       2,433            --             2,433             5,389          7,822
       9,287            --             9,287             2,037         14,141
     112,813         3,412           116,225            54,140        384,791
     493,915         3,712           497,627         3,350,309      3,822,231
      45,305       219,789           265,094            72,973        417,049
    (341,470)           --          (341,470)        1,428,665      1,102,874
         956            --               956           (15,302)         3,100
         897            --               897            91,754         91,147
     228,173        27,178           255,351           895,087      1,166,966
      57,432            --            57,432            41,957         96,063
   1,444,390            --         1,444,390        (1,189,293)       227,387
     146,364            --           146,364            75,237        242,489
      29,193            --            29,193           (31,757)        11,096
          --            --                --                16             14
      54,782            --            54,782            69,270        136,058
      34,242            --            34,242           (13,257)        24,496
     571,803            --           571,803           239,685      1,118,861
     115,877            --           115,877           186,922        414,788
     (21,628)       55,482            33,854           (77,889)        24,878
     (14,623)      194,157           179,534          (367,249)        77,059
       4,807            --             4,807            10,760         14,727
     293,288            --           293,288           164,362        440,671
     204,685            --           204,685           521,391        715,287
    (161,718)           --          (161,718)          291,717        190,183
      23,706            --            23,706            30,523         65,977
       9,255            --             9,255            79,833         86,677
         570            --               570               107            661
      31,673       458,050           489,723        (1,470,476)     1,058,054
     154,733            --           154,733           (91,767)        61,548
          (6)           --                (6)              129            104
     206,561       153,774           360,335          (208,889)       184,873

Lincoln Life Flexible Premium Variable Life Account S

Year Ended December 31, 2005


                                           Dividends
                                           from       Mortality and     Net
                                           Investment Expense           Investment
Subaccount                                 Income     Guarantee Charges Income (Loss)
-------------------------------------------------------------------------------------
Lincoln VIPT Global Asset Allocation       $    7,089     $  (1,567)     $    5,522
Lincoln VIPT Growth Opportunities                  --            --              --
Lincoln VIPT International                     57,288        (6,709)         50,579
Lincoln VIPT Moderate Profile                      --           (24)            (24)
Lincoln VIPT Moderately Aggressive Profile         --           (11)            (11)
Lincoln VIPT Money Market                   1,419,629      (147,907)      1,271,722
Lincoln VIPT Social Awareness                   2,762        (1,006)          1,756
M Fund Brandes International Equity             7,241        (1,074)          6,167
M Fund Frontier Capital Appreciation               --           (62)            (62)
M Fund Turner Core Growth                         397           (13)            384
MFS VIT Capital Opportunities                   1,746          (922)            824
MFS VIT Emerging Growth                            --          (940)           (940)
MFS VIT Research                                1,430        (1,431)             (1)
MFS VIT Total Return                          190,047       (36,774)        153,273
MFS VIT Utilities                              14,284        (9,263)          5,021
NB AMT Mid-Cap Growth                              --       (42,362)        (42,362)
NB AMT Partners                                 6,191        (2,331)          3,860
NB AMT Regency                                  2,698        (6,682)         (3,984)
PIMCO VIT OPCAP Managed                         6,810        (2,593)          4,217
Oppenheimer Main Street Growth & Income        10,512        (1,487)          9,025
Putnam VT Growth & Income Class IB              4,567          (800)          3,767
Scudder VIT EAFE Equity Index                  72,499        (6,748)         65,751
Scudder VIT Equity 500 Index                1,047,435      (221,320)        826,115
Scudder VIT Small Cap Index                   228,406      (113,362)        115,044

                                                 Net Change in   Net Increase
               Dividends from                    Unrealized      (Decrease) in
Net Realized   Net Realized   Total Net Realized Appreciation or Net Assets
Gain (Loss) on Gain on        Gain (Loss) on     Depreciation on Resulting from
Investments    Investments    Investments        Investments     Operations
-------------------------------------------------------------------------------
   $  6,657       $  6,944        $   13,601       $   18,148      $   37,271
         --             --                --               13              13
     60,953             --            60,953          191,385         302,917
         13             --                13              280             269
        408             --               408               63             460
         --             --                --               --       1,271,722
     26,985             --            26,985               71          28,812
        548         25,964            26,512            5,837          38,516
         30          8,410             8,440           (2,134)          6,244
         --             --                --             (665)           (281)
     11,015             --            11,015           (9,958)          1,881
     20,918             --            20,918            6,395          26,373
     40,924             --            40,924          (17,841)         23,082
     94,853        372,586           467,439         (387,000)        233,712
    189,070             --           189,070          243,936         438,027
    207,426             --           207,426        1,322,008       1,487,072
     31,105            144            31,249           63,265          98,374
     94,181        198,900           293,081           41,956         331,053
     12,576         18,407            30,983           (1,726)         33,474
     96,999             --            96,999         (113,350)         (7,326)
     66,375             --            66,375          (58,954)         11,188
    518,810             --           518,810         (573,847)         10,714
    709,977             --           709,977        1,852,410       3,388,502
    757,852        979,609         1,737,461           (1,337)      1,851,168

Lincoln Life Flexible Premium Variable Life Account S

Statements of changes in net assets

Years Ended December 31, 2004 and 2005

                                                                                        AIM V.I.         ABVPSF Global
                                                                         AIM V.I.       International    Technology
                                                                         Growth         Growth           Class A
                                                                         Subaccount     Subaccount       Subaccount
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                  $     3,028     $    19,640      $    9,013
.. Net investment income (loss)                                                    (50)            (30)           (235)
.. Net realized gain (loss) on investments                                         584           1,610          24,382
.. Net change in unrealized appreciation or depreciation on investments          1,087           1,345          30,275
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 1,621           2,925          54,422
Changes From Unit Transactions:
.. Contract purchases                                                            5,001          10,000         162,152
.. Contract withdrawals                                                         (1,290)        (19,894)         (6,236)
.. Contract transfers                                                           11,738           2,582          17,403
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  15,449          (7,312)        173,319
                                                                          -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        17,070          (4,387)        227,741
                                                                          -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                                20,098          15,253         236,754
Changes From Operations:
.. Net investment income (loss)                                                   (151)          2,118            (783)
.. Net realized gain (loss) on investments                                          98             577          15,565
.. Net change in unrealized appreciation or depreciation on investments          2,365          38,509          20,104
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 2,312          41,204          34,886
Changes From Unit Transactions:
.. Contract purchases                                                           14,436          46,985         120,929
.. Contract withdrawals                                                         (2,465)         (7,861)        (15,286)
.. Contract transfers                                                               --         357,370         156,437
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  11,971         396,494         262,080
                                                                          -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        14,283         437,698         296,966
                                                                          -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2005                                           $    34,381     $   452,951      $  533,720
                                                                          ===========     ===========      ==========


                                                                         American Funds American Funds   American Funds
                                                                         Growth-Income  High-Income Bond International
                                                                         Class 2        Class 2          Class 2
                                                                         Subaccount     Subaccount       Subaccount
------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                  $ 2,956,763     $ 5,279,270      $  229,715
.. Net investment income (loss)                                                 28,238         339,524          20,928
.. Net realized gain (loss) on investments                                     271,966         123,243          13,240
.. Net change in unrealized appreciation or depreciation on investments        133,558         125,624         166,409
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               433,762         588,391         200,577
Changes From Unit Transactions:
.. Contract purchases                                                        2,621,624       4,312,300         496,360
.. Contract withdrawals                                                     (1,883,984)     (1,035,793)        (43,235)
.. Contract transfers                                                        1,129,808         273,566       1,522,617
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               1,867,448       3,550,073       1,975,742
                                                                          -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     2,301,210       4,138,464       2,176,319
                                                                          -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2004                                             5,257,973       9,417,734       2,406,034
Changes From Operations:
.. Net investment income (loss)                                                 92,834         516,012          67,280
.. Net realized gain (loss) on investments                                     228,223         143,013          72,182
.. Net change in unrealized appreciation or depreciation on investments        189,838        (467,921)        903,607
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               510,895         191,104       1,043,069
Changes From Unit Transactions:
.. Contract purchases                                                        2,123,489       2,672,680         957,414
.. Contract withdrawals                                                     (1,091,467)       (689,326)       (446,014)
.. Contract transfers                                                        2,757,481         493,156       2,513,319
                                                                          -----------     -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               3,789,503       2,476,510       3,024,719
                                                                          -----------     -----------      ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     4,300,398       2,667,614       4,067,788
                                                                          -----------     -----------      ----------
NET ASSETS AT DECEMBER 31, 2005                                           $ 9,558,371     $12,085,348      $6,473,822
                                                                          ===========     ===========      ==========

                                                                         ABVPSF Growth
                                                                         and Income
                                                                         Class A
                                                                         Subaccount
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                     $ 4,959,980
.. Net investment income (loss)                                                    25,833
.. Net realized gain (loss) on investments                                         53,894
.. Net change in unrealized appreciation or depreciation on investments           516,994
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  596,721
Changes From Unit Transactions:
.. Contract purchases                                                           1,169,555
.. Contract withdrawals                                                          (306,096)
.. Contract transfers                                                             573,659
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  1,437,118
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        2,033,839
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2004                                                6,993,819
Changes From Operations:
.. Net investment income (loss)                                                    92,472
.. Net realized gain (loss) on investments                                        154,379
.. Net change in unrealized appreciation or depreciation on investments           126,910
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  373,761
Changes From Unit Transactions:
.. Contract purchases                                                           1,259,683
.. Contract withdrawals                                                          (410,840)
.. Contract transfers                                                           1,827,498
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  2,676,341
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        3,050,102
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2005                                              $10,043,921
                                                                             ===========

                                                                         American Funds
                                                                         U.S. Government/AAA
                                                                         Rated Securities
                                                                         Class 2
                                                                         Subaccount
--------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                     $ 7,919,926
.. Net investment income (loss)                                                   333,508
.. Net realized gain (loss) on investments                                        (70,257)
.. Net change in unrealized appreciation or depreciation on investments           (47,825)
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  215,426
Changes From Unit Transactions:
.. Contract purchases                                                           3,002,144
.. Contract withdrawals                                                        (1,603,440)
.. Contract transfers                                                             379,372
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  1,778,076
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,993,502
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2004                                                9,913,428
Changes From Operations:
.. Net investment income (loss)                                                   334,560
.. Net realized gain (loss) on investments                                        (31,922)
.. Net change in unrealized appreciation or depreciation on investments          (102,105)
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  200,533
Changes From Unit Transactions:
.. Contract purchases                                                           1,909,836
.. Contract withdrawals                                                          (887,702)
.. Contract transfers                                                            (516,253)
                                                                             -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                    505,881
                                                                             -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          706,414
                                                                             -----------
NET ASSETS AT DECEMBER 31, 2005                                              $10,619,842
                                                                             ===========

See accompanying notes.

ABVPSF           ABVPSF        American Century American Century   American      American      American Funds American Funds
Large Cap Growth Small/Mid Cap VP Income &      VP Inflation       Century VP    Funds Bond    Global Growth  Global Small
Class A          Value Class A Growth           Protection Class 2 International Class 2       Class 2        Capitalization
Subaccount       Subaccount    Subaccount       Subaccount         Subaccount    Subaccount    Subaccount     Class 2 Subaccount
---------------------------------------------------------------------------------------------------------------------------------
  $     1,303     $      146     $ 7,892,091        $       --      $ 5,315,633   $ 3,587,700   $   425,574      $    72,583
          (80)          (141)         61,135             3,044            4,254       104,849        (2,018)            (655)
          338            666         417,100                65         (263,191)       77,835        33,048            4,738
        6,684         42,404         447,622             3,570          950,147       (74,577)      385,446           40,487
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
        6,942         42,929         925,857             6,679          691,210       108,107       416,476           44,570
        2,830         10,717       2,747,922               778        1,321,132       632,597     3,576,735           35,681
       (3,775)        (6,121)     (3,921,622)           (6,399)      (2,508,878)   (3,130,235)     (255,451)          (9,657)
       80,261        376,857          54,282           389,316           65,747      (446,805)    1,060,574          255,912
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------

       79,316        381,453      (1,119,418)          383,695       (1,121,999)   (2,944,443)    4,381,858          281,936
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
       86,258        424,382        (193,561)          390,374         (430,789)   (2,836,336)    4,798,334          326,506
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
       87,561        424,528       7,698,530           390,374        4,884,844       751,364     5,223,908          399,089
         (344)         4,394         124,885            97,831           46,123        10,029        31,016            3,370
        9,287         58,633         423,808             1,086          104,702        12,449       312,860           24,155
       22,624         23,749        (287,629)          (66,556)         534,498       (23,894)      604,669          277,678
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
       31,567         86,776         261,064            32,361          685,323        (1,416)      948,545          305,203
       16,933        318,989       1,862,169           943,574          379,104        70,805       903,899          209,003
       (8,715)       (85,803)     (1,167,981)         (125,490)        (295,252)     (389,206)     (458,201)         (45,741)
      157,480      1,112,972      (2,004,259)        2,215,812          (30,132)     (203,464)    1,705,922        1,714,420
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------

      165,698      1,346,158      (1,310,071)        3,033,896           53,720      (521,865)    2,151,620        1,877,682
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
      197,265      1,432,934      (1,049,007)        3,066,257          739,043      (523,281)    3,100,165        2,182,885
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
  $   284,826     $1,857,462     $ 6,649,523        $3,456,631      $ 5,623,887   $   228,083   $ 8,324,073      $ 2,581,974
  ===========     ==========     ===========        ==========      ===========   ===========   ===========      ===========


                 Delaware      Delaware VIPT    Delaware VIPT      Delaware      Delaware VIPT
Baron Capital    VIPT Capital  Diversified      Emerging           VIPT High     International Delaware VIPT  Delaware VIPT
Asset            Reserves      Income           Markets            Yield         Value Equity  REIT           Small Cap Value
Subaccount       Subaccount    Subaccount       Subaccount         Subaccount    Subaccount    Subaccount     Subaccount
---------------------------------------------------------------------------------------------------------------------------------
  $ 5,461,912     $       --     $        --        $       --      $   834,110   $   259,512   $ 2,176,167      $ 7,572,501
      (30,399)            --            (151)             (342)          47,981         9,942        40,923          (18,674)
      733,465             --             780             9,280           54,530        38,352       357,009        1,386,895
    1,294,418             --          18,294            89,329           43,683        77,993       820,549          564,420
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
    1,997,484             --          18,923            98,267          146,194       126,287     1,218,481        1,932,641
    4,632,679             --           2,225           227,647          667,671       336,814     2,297,778        6,988,599
   (3,328,405)            --          (6,466)           (8,652)        (295,722)     (521,558)   (1,411,902)      (4,894,040)
    2,572,454             --         460,312           414,957          419,081       632,637     3,349,068          691,358
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------

    3,876,728             --         456,071           633,952          791,030       447,893     4,234,944        2,785,917
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
    5,874,212             --         474,994           732,219          937,224       574,180     5,453,425        4,718,558
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
   11,336,124             --         474,994           732,219        1,771,334       833,692     7,629,592       12,291,059
      (39,588)         3,976           2,739              (272)          69,097         2,700       131,901            9,316
      629,518              4          13,448            96,295           84,761        87,158       933,355        1,343,894
     (215,296)          (564)        (17,812)          422,571         (101,825)      (67,314)     (499,785)        (130,351)
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
      374,634          3,416          (1,625)          518,594           52,033        22,544       565,471        1,222,859
    2,720,002             --         380,622           619,229          573,916        92,848     3,048,794        2,942,201
   (1,188,152)        (1,456)        (87,959)         (122,332)        (284,171)     (136,801)   (1,012,222)      (1,276,537)
      899,490        267,728       2,134,488         1,663,434         (391,497)     (513,361)     (920,617)       1,281,150
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
    2,431,340        266,272       2,427,151         2,160,331         (101,752)     (557,314)    1,115,955        2,946,814
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
    2,805,974        269,688       2,425,526         2,678,925          (49,719)     (534,770)    1,681,426        4,169,673
  -----------     ----------     -----------        ----------      -----------   -----------   -----------      -----------
  $14,142,098     $  269,688     $ 2,900,520        $3,411,144      $ 1,721,615   $   298,922   $ 9,311,018      $16,460,732
  ===========     ==========     ===========        ==========      ===========   ===========   ===========      ===========

American Funds
Growth
Class 2
Subaccount
--------------
 $ 7,761,167
     (19,195)
     232,418
   1,084,825
 -----------
   1,298,048
   4,554,434
  (1,618,141)
   1,921,467
 -----------

   4,857,760
 -----------
   6,155,808
 -----------
  13,916,975
      77,340
     451,643
   2,436,118
 -----------
   2,965,101
   4,323,964
  (1,564,816)
   4,507,352
 -----------

   7,266,500
 -----------
  10,231,601
 -----------
 $24,148,576
 ===========



Delaware VIPT
Trend
Subaccount
--------------
 $   689,965
      (3,826)
      40,832
      65,951
 -----------
     102,957
     328,880
    (219,676)
     491,772
 -----------

     600,976
 -----------
     703,933
 -----------
   1,393,898
      (5,499)
      64,303
       2,890
 -----------
      61,694
     286,156
    (217,331)
     (30,264)
 -----------
      38,561
 -----------
     100,255
 -----------
 $ 1,494,153
 ===========

Lincoln Life Flexible Premium Variable Life Account S

Years Ended December 31, 2004 and 2005


                                                                                                             Fidelity VIP
                                                                         Delaware VIPT     Delaware VIPT     Asset Manager
                                                                         U.S. Growth       Value             Service Class
                                                                         Subaccount        Subaccount        Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                     $     --         $   35,496        $ 8,611,205
.. Net investment income (loss)                                                     (2)               178            198,961
.. Net realized gain (loss) on investments                                           2              1,213            229,445
.. Net change in unrealized appreciation or depreciation on investments            164             15,453             60,303
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   164             16,844            488,709
Changes From Unit Transactions:
.. Contract purchases                                                               --             24,476          2,782,174
.. Contract withdrawals                                                            (30)           (14,738)        (1,948,404)
.. Contract transfers                                                            1,954            111,469            206,768
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   1,924            121,207          1,040,538
                                                                             --------         ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,088            138,051          1,529,247
                                                                             --------         ----------        -----------
NET ASSETS AT DECEMBER 31, 2004                                                 2,088            173,547         10,140,452
Changes From Operations:
.. Net investment income (loss)                                                     --              2,817            214,426
.. Net realized gain (loss) on investments                                       2,433              9,287            116,225
.. Net change in unrealized appreciation or depreciation on investments          5,389              2,037             54,140
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 7,822             14,141            384,791
Changes From Unit Transactions:
.. Contract purchases                                                              794             67,225            669,672
.. Contract withdrawals                                                         (1,581)           (23,424)          (504,340)
.. Contract transfers                                                           98,593            203,534           (155,512)
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  97,806            247,335              9,820
                                                                             --------         ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       105,628            261,476            394,611
                                                                             --------         ----------        -----------
NET ASSETS AT DECEMBER 31, 2005                                              $107,716         $  435,023        $10,535,063
                                                                             ========         ==========        ===========

                                                                         FTVIPT            FTVIPT            FTVIPT
                                                                         Templeton Global  Templeton         Templeton Growth
                                                                         Income Securities Growth Securities Securities Class 2
                                                                         Subaccount        Subaccount        Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                     $     --         $  256,640        $   154,714
.. Net investment income (loss)                                                     --              6,424              2,944
.. Net realized gain (loss) on investments                                          --             10,062             33,318
.. Net change in unrealized appreciation or depreciation on investments             --            105,941              6,199
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    --            122,427             42,461
Changes From Unit Transactions:
.. Contract purchases                                                               --            305,205            135,894
.. Contract withdrawals                                                             --            (31,654)          (198,678)
.. Contract transfers                                                               --            502,067            284,116
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                      --            775,618            221,332
                                                                             --------         ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            --            898,045            263,793
                                                                             --------         ----------        -----------
NET ASSETS AT DECEMBER 31, 2004                                                    --          1,154,685            418,507
Changes From Operations:
.. Net investment income (loss)                                                     (2)            12,006              3,511
.. Net realized gain (loss) on investments                                          --             54,782             34,242
.. Net change in unrealized appreciation or depreciation on investments             16             69,270            (13,257)
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                    14            136,058             24,496
Changes From Unit Transactions:
.. Contract purchases                                                               --            556,267             39,556
.. Contract withdrawals                                                           (167)           (74,834)          (390,470)
.. Contract transfers                                                            2,209            192,372            177,980
                                                                             --------         ----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                   2,042            673,805           (172,934)
                                                                             --------         ----------        -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         2,056            809,863           (148,438)
                                                                             --------         ----------        -----------
NET ASSETS AT DECEMBER 31, 2005                                              $  2,056         $1,964,548        $   270,069
                                                                             ========         ==========        ===========

                                                                         Fidelity VIP
                                                                         Contrafund
                                                                         Service Class
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                 $  9,963,342
.. Net investment income (loss)                                                (22,683)
.. Net realized gain (loss) on investments                                     951,342
.. Net change in unrealized appreciation or depreciation on investments      1,202,795
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             2,131,454
Changes From Unit Transactions:
.. Contract purchases                                                       12,552,410
.. Contract withdrawals                                                     (8,171,432)
.. Contract transfers                                                        2,863,134
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               7,244,112
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     9,375,566
                                                                         ------------
NET ASSETS AT DECEMBER 31, 2004                                            19,338,908
Changes From Operations:
.. Net investment income (loss)                                                (25,705)
.. Net realized gain (loss) on investments                                     497,627
.. Net change in unrealized appreciation or depreciation on investments      3,350,309
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             3,822,231
Changes From Unit Transactions:
.. Contract purchases                                                        4,505,203
.. Contract withdrawals                                                     (1,846,684)
.. Contract transfers                                                        3,706,091
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                               6,364,610
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    10,186,841
                                                                         ------------
NET ASSETS AT DECEMBER 31, 2005                                          $ 29,525,749
                                                                         ============

                                                                         Janus Aspen
                                                                         Series
                                                                         Balanced
                                                                         Subaccount
--------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                 $ 28,659,543
.. Net investment income (loss)                                                371,624
.. Net realized gain (loss) on investments                                     324,681
.. Net change in unrealized appreciation or depreciation on investments        988,761
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,685,066
Changes From Unit Transactions:
.. Contract purchases                                                        2,280,712
.. Contract withdrawals                                                     (9,804,447)
.. Contract transfers                                                       (3,149,381)
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                             (10,673,116)
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (8,988,050)
                                                                         ------------
NET ASSETS AT DECEMBER 31, 2004                                            19,671,493
Changes From Operations:
.. Net investment income (loss)                                                307,373
.. Net realized gain (loss) on investments                                     571,803
.. Net change in unrealized appreciation or depreciation on investments        239,685
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             1,118,861
Changes From Unit Transactions:
.. Contract purchases                                                          330,925
.. Contract withdrawals                                                     (7,708,348)
.. Contract transfers                                                        1,655,544
                                                                         ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                              (5,721,879)
                                                                         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (4,603,018)
                                                                         ------------
NET ASSETS AT DECEMBER 31, 2005                                          $ 15,068,475
                                                                         ============

                                                                                                      FTVIPT Franklin
Fidelity VIP   Fidelity VIP    Fidelity VIP       Fidelity VIP       Fidelity VIP  FTVIPT Franklin    Small-Mid Cap
Equity-Income  Growth          High Income        Mid Cap            Overseas      Small-Mid Cap      Growth
Service Class  Service Class   Service Class      Service Class      Service Class Growth Securities  Securities Class 2
Subaccount     Subaccount      Subaccount         Subaccount         Subaccount    Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------------------
 $   477,797    $ 25,721,146      $   832,642         $       --      $ 2,166,898      $  278,673        $ 9,119,510
       2,406         (52,036)          67,072                 --           17,698          (1,541)           (36,928)
      49,378      (1,668,669)          76,972                 --          321,071           4,530            669,873
     296,821       2,646,592          (74,251)                --          270,924         102,530            295,079
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     348,605         925,887           69,793                 --          609,693         105,519            928,024
   3,915,647       8,566,806          335,903                 --        4,312,114         485,579            736,809
    (107,074)    (12,813,279)      (1,054,646)                --       (2,165,195)        (16,527)        (1,588,157)
   1,127,861         781,870          (56,748)                --          480,308         212,962            178,957
 -----------    ------------      -----------         ----------      -----------      ----------        -----------

   4,936,434      (3,464,603)        (775,491)                --        2,627,227         682,014           (672,391)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
   5,285,039      (2,538,716)        (705,698)                --        3,236,920         787,533            255,633
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
   5,762,836      23,182,430          126,944                 --        5,403,818       1,066,206          9,375,143
      78,982          15,679           17,446             (1,504)          16,528          (3,326)           (27,710)
     265,094        (341,470)             956                897          255,351          57,432          1,444,390
      72,973       1,428,665          (15,302)            91,754          895,087          41,957         (1,189,293)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     417,049       1,102,874            3,100             91,147        1,166,966          96,063            227,387
   1,584,270       2,316,621           42,541             24,875        1,175,256         409,352            100,493
    (251,258)     (3,911,798)         (22,652)            (8,354)        (264,710)        (91,445)        (4,713,856)
     741,947        (731,517)         (15,826)         1,068,617          239,272         368,898            725,223
 -----------    ------------      -----------         ----------      -----------      ----------        -----------

   2,074,959      (2,326,694)           4,063          1,085,138        1,149,818         686,805         (3,888,140)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
   2,492,008      (1,223,820)           7,163          1,176,285        2,316,784         782,868         (3,660,753)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
 $ 8,254,844    $ 21,958,610      $   134,107         $1,176,285      $ 7,720,602      $1,849,074        $ 5,714,390
 ===========    ============      ===========         ==========      ===========      ==========        ===========

Janus Aspen
Series         Janus Aspen     Janus Aspen Series Janus Aspen Series Janus Aspen   Janus Aspen Series Janus Aspen
Balanced       Series Flexible Flexible Bond      Global Technology  Series Mid    Mid Cap Growth     Series Worldwide
Service Shares Bond            Service Shares     Service Shares     Cap Growth    Service Shares     Growth
Subaccount     Subaccount      Subaccount         Subaccount         Subaccount    Subaccount         Subaccount
-------------------------------------------------------------------------------------------------------------------------
 $   679,054    $  1,209,662      $ 4,811,116         $  364,914      $11,095,633      $   94,325        $16,523,279
      84,006          66,934          293,573             (1,325)         (28,454)         (2,448)            69,267
      44,346          10,979           63,718            (27,632)         405,870          19,160           (768,768)
     157,311         (30,736)        (191,207)             7,240        1,001,126         370,409          1,158,329
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     285,663          47,177          166,084            (21,717)       1,378,542         387,121            458,828
   5,008,149         402,321        1,167,508            186,259        1,766,902       3,584,237          1,334,870
     (95,838)       (174,016)        (455,537)          (138,836)      (8,609,968)        (34,161)        (8,342,962)
    (420,324)       (311,962)         (30,423)           (88,116)        (501,416)        473,541            620,895
 -----------    ------------      -----------         ----------      -----------      ----------        -----------

   4,491,987         (83,657)         681,548            (40,693)      (7,344,482)      4,023,617         (6,387,197)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
   4,777,650         (36,480)         847,632            (62,410)      (5,965,940)      4,410,738         (5,928,369)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
   5,456,704       1,173,182        5,658,748            302,504        5,129,693       4,505,063         10,594,910
     111,989          68,913          264,774               (840)         (16,979)        (10,789)            60,184
     115,877          33,854          179,534              4,807          293,288         204,685           (161,718)
     186,922         (77,889)        (367,249)            10,760          164,362         521,391            291,717
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     414,788          24,878           77,059             14,727          440,671         715,287            190,183
   1,720,199         206,496        1,158,963             46,568          561,430       1,711,613            289,732
    (134,398)       (271,094)        (422,278)           (89,189)      (1,076,772)       (157,137)        (3,717,704)
  (1,441,302)        273,436          167,358             49,401         (655,765)       (564,401)        (3,648,044)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     144,499         208,838          904,043              6,780       (1,171,107)        990,075         (7,076,016)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
     559,287         233,716          981,102             21,507         (730,436)      1,705,362         (6,885,833)
 -----------    ------------      -----------         ----------      -----------      ----------        -----------
 $ 6,015,991    $  1,406,898      $ 6,639,850         $  324,011      $ 4,399,257      $6,210,425        $ 3,709,077
 ===========    ============      ===========         ==========      ===========      ==========        ===========

FTVIPT Templeton   FTVIPT Templeton
Foreign Securities Global Asset
Class 2            Allocation Class 2
Subaccount         Subaccount
-------------------------------------
    $1,855,529         $  539,033
        14,017             15,260
       109,612             73,605
       271,480            (13,069)
    ----------         ----------
       395,109             75,796
       388,551            187,841
      (280,545)          (333,199)
       300,602           (163,653)
    ----------         ----------

       408,608           (309,011)
    ----------         ----------
       803,717           (233,215)
    ----------         ----------
     2,659,246            305,818
        20,888             13,660
       146,364             29,193
        75,237            (31,757)
    ----------         ----------
       242,489             11,096
       161,034             62,145
      (476,182)          (149,016)
       185,365             (5,167)
    ----------         ----------

      (129,783)           (92,038)
    ----------         ----------
       112,706            (80,942)
    ----------         ----------
    $2,771,952         $  224,876
    ==========         ==========

Janus Aspen
Series Worldwide
Growth             Lincoln VIPT
Service Shares     Aggressive Growth
Subaccount         Subaccount
-------------------------------------
    $  245,128         $       --
         5,502               (543)
        33,161                270
        84,224             40,989
    ----------         ----------
       122,887             40,716
       342,009            244,737
       (30,928)            (7,244)
       725,427            153,228
    ----------         ----------

     1,036,508            390,721
    ----------         ----------
     1,159,395            431,437
    ----------         ----------
     1,404,523            431,437
        11,748             (2,411)
        23,706              9,255
        30,523             79,833
    ----------         ----------
        65,977             86,677
       107,974             47,357
       (34,476)           (29,855)
      (192,908)           849,929
    ----------         ----------
      (119,410)           867,431
    ----------         ----------
       (53,433)           954,108
    ----------         ----------
    $1,351,090         $1,385,545
    ==========         ==========

Lincoln Life Flexible Premium Variable Life Account S

Years Ended December 31, 2004 and 2005

                                                                         Lincoln VIPT                  Lincoln VIPT  Lincoln VIPT
                                                                         Aggressive      Lincoln VIPT  Capital       Conservative
                                                                         Profile         Bond          Appreciation  Profile
                                                                         Subaccount      Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                    $     --     $ 36,202,127   $ 3,691,545    $     --
.. Net investment income (loss)                                                    --        1,414,856       (12,968)         --
.. Net realized gain (loss) on investments                                         --        1,514,013       151,767          --
.. Net change in unrealized appreciation or depreciation on investments            --       (1,192,235)       15,745          --
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   --        1,736,634       154,544          --
Changes From Unit Transactions:
.. Contract purchases                                                              --       17,894,728     1,597,306          --
.. Contract withdrawals                                                            --      (13,032,662)   (1,441,402)         --
.. Contract transfers                                                              --       (1,303,648)     (730,162)         --
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            --        3,558,418      (574,258)         --
                                                                            --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           --        5,295,052      (419,714)         --
                                                                            --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2004                                                   --       41,497,179     3,271,831          --
Changes From Operations:
.. Net investment income (loss)                                                   (16)       2,038,807        (1,418)        (19)
.. Net realized gain (loss) on investments                                        570          489,723       154,733          (6)
.. Net change in unrealized appreciation or depreciation on investments           107       (1,470,476)      (91,767)        129
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  661        1,058,054        61,548         104
Changes From Unit Transactions:
.. Contract purchases                                                           3,466       10,412,442     1,361,253       3,800
.. Contract withdrawals                                                          (782)      (2,539,427)   (1,059,050)       (724)
.. Contract transfers                                                           2,730        3,868,427    (1,204,315)     16,907
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                  5,414       11,741,442      (902,112)     19,983
                                                                            --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        6,075       12,799,496      (840,564)     20,087
                                                                            --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2005                                             $  6,075     $ 54,296,675   $ 2,431,267    $ 20,087
                                                                            ========     ============   ===========    ========

                                                                         M Fund Frontier M Fund        MFS VIT       MFS VIT
                                                                         Capital         Turner Core   Capital       Emerging
                                                                         Appreciation    Growth        Opportunities Growth
                                                                         Subaccount      Subaccount    Subaccount    Subaccount
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                    $     --     $         --   $ 1,555,447    $112,958
.. Net investment income (loss)                                                    --               --          (359)       (618)
.. Net realized gain (loss) on investments                                         --               --        23,405       6,424
.. Net change in unrealized appreciation or depreciation on investments            --               --        94,397      19,022
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   --               --       117,443      24,828
Changes From Unit Transactions:
.. Contract purchases                                                              --               --       103,906     196,783
.. Contract withdrawals                                                            --               --    (1,099,761)    (82,250)
.. Contract transfers                                                              --               --      (357,551)      5,306
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS            --               --    (1,353,406)    119,839
                                                                            --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           --               --    (1,235,963)    144,667
                                                                            --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2004                                                   --               --       319,484     257,625
Changes From Operations:
.. Net investment income (loss)                                                   (62)             384           824        (940)
.. Net realized gain (loss) on investments                                      8,440               --        11,015      20,918
.. Net change in unrealized appreciation or depreciation on investments        (2,134)            (665)       (9,958)      6,395
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                6,244             (281)        1,881      26,373
Changes From Unit Transactions:
.. Contract purchases                                                              --               --       123,970      77,695
.. Contract withdrawals                                                          (510)              --      (112,817)    (51,626)
.. Contract transfers                                                         105,084          100,512       (85,356)     92,258
                                                                            --------     ------------   -----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                104,574          100,512       (74,203)    118,327
                                                                            --------     ------------   -----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      110,818          100,231       (72,322)    144,700
                                                                            --------     ------------   -----------    --------
NET ASSETS AT DECEMBER 31, 2005                                             $110,818     $    100,231   $   247,162    $402,325
                                                                            ========     ============   ===========    ========

              Lincoln VIPT Lincoln VIPT                Lincoln VIPT Lincoln VIPT
Lincoln VIPT  Global Asset Growth        Lincoln VIPT  Moderate     Moderately         Lincoln VIPT  Lincoln VIPT
Equity-Income Allocation   Opportunities International Profile      Aggressive Profile Money Market  Social Awareness
Subaccount    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount         Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
 $ 6,009,284  $        --   $       --    $    73,533   $      --       $       --     $ 36,858,660    $   243,799
      51,934          120           --          5,419          --               --          226,730          1,382
     548,273          107           --         12,098          --               --               --         12,083
     (33,954)       7,322           --         87,023          --               --               --         16,440
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
     566,253        7,549           --        104,540          --               --          226,730         29,905
     683,847      641,595           --        429,522          --               --       53,897,646        129,382
  (3,363,311)     (26,855)          --        (20,807)         --               --      (16,568,040)       (64,303)
   1,041,796       15,975           --        204,659          --               --      (28,515,109)       (46,804)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
  (1,637,668)     630,715           --        613,374          --               --        8,814,497         18,275
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
  (1,071,415)     638,264           --        717,914          --               --        9,041,227         48,180
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
   4,937,869      638,264           --        791,447          --               --       45,899,887        291,979
      33,427        5,522           --         50,579         (24)             (11)       1,271,722          1,756
     360,335       13,601           --         60,953          13              408               --         26,985
    (208,889)      18,148           13        191,385         280               63               --             71
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
     184,873       37,271           13        302,917         269              460        1,271,722         28,812
     238,508       53,697           --      1,107,296      11,198            4,376       57,173,621        346,659
  (1,349,555)     (12,161)         (18)      (134,169)     (1,546)            (687)      (8,421,051)      (274,242)
     675,249        1,911          600      1,353,760      46,995           (1,130)     (34,674,790)        16,528
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
    (435,798)      43,447          582      2,326,887      56,647            2,559       14,077,780         88,945
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
    (250,925)      80,718          595      2,629,804      56,916            3,019       15,349,502        117,757
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
 $ 4,686,944  $   718,982   $      595    $ 3,421,251   $  56,916       $    3,019     $ 61,249,389    $   409,736
 ===========  ===========   ==========    ===========   =========       ==========     ============    ===========

                                         NB AMT                                        PIMCO VIT     Oppenheimer
MFS VIT       MFS VIT      MFS VIT       Mid-Cap       NB AMT       NB AMT             OPCAP         Main Street
Research      Total Return Utilities     Growth        Partners     Regency            Managed       Growth & Income
Subaccount    Subaccount   Subaccount    Subaccount    Subaccount   Subaccount         Subaccount    Subaccount
----------------------------------------------------------------------------------------------------------------------
 $   330,959  $ 6,665,768   $  351,778    $10,507,373   $ 195,542       $   66,738     $    264,306    $ 1,915,084
       3,727       81,551        4,264        (33,246)     (1,256)            (828)           2,339          6,139
      36,763      101,345       61,898       (113,971)     37,719            6,415           19,514         79,608
      26,041      555,691      177,753      1,641,127      19,185          153,095           24,252         37,867
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
      66,531      738,587      243,915      1,493,910      55,648          158,682           46,105        123,614
      66,231    1,862,623      709,380      2,180,808     133,940          972,640          309,042        313,583
    (193,327)    (539,369)    (594,357)    (4,078,283)   (333,450)         (41,448)        (148,340)      (876,284)
     250,681     (111,164)     863,805        482,186     336,912          294,951          108,631       (242,297)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
     123,585    1,212,090      978,828     (1,415,289)    137,402        1,226,143          269,333       (804,998)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
     190,116    1,950,677    1,222,743         78,621     193,050        1,384,825          315,438       (681,384)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
     521,075    8,616,445    1,574,521     10,585,994     388,592        1,451,563          579,744      1,233,700
          (1)     153,273        5,021        (42,362)      3,860           (3,984)           4,217          9,025
      40,924      467,439      189,070        207,426      31,249          293,081           30,983         96,999
     (17,841)    (387,000)     243,936      1,322,008      63,265           41,956           (1,726)      (113,350)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
      23,082      233,712      438,027      1,487,072      98,374          331,053           33,474         (7,326)
      50,322    1,569,278      815,046      1,965,465      68,480          761,364          149,055         73,991
     (54,979)    (568,544)    (386,559)    (1,048,071)   (186,119)        (112,188)         (82,885)      (448,419)
    (185,603)     917,421    3,248,950        736,375     370,768        1,446,638           55,468       (683,349)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
    (190,260)   1,918,155    3,677,437      1,653,769     253,129        2,095,814          121,638     (1,057,777)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
    (167,178)   2,151,867    4,115,464      3,140,841     351,503        2,426,867          155,112     (1,065,103)
 -----------  -----------   ----------    -----------   ---------       ----------     ------------    -----------
 $   353,897  $10,768,312   $5,689,985    $13,726,835   $ 740,095       $3,878,430     $    734,856    $   168,597
 ===========  ===========   ==========    ===========   =========       ==========     ============    ===========

M Fund Brandes
International
Equity
Subaccount
---------------
   $      --
       1,246
       7,208
       7,536
   ---------
      15,990
          --
      (1,577)
     117,580
   ---------
     116,003
   ---------
     131,993
   ---------
     131,993
       6,167
      26,512
       5,837
   ---------
      38,516
     168,109
     (20,826)
     241,096
   ---------
     388,379
   ---------
     426,895
   ---------
   $ 558,888
   =========

Putnam VT
Growth &
Income Class IB
Subaccount
---------------
   $ 630,026
       9,655
      85,422
     (50,887)
   ---------
      44,190
     102,464
     (44,580)
    (460,263)
   ---------
    (402,379)
   ---------
    (358,189)
   ---------
     271,837
       3,767
      66,375
     (58,954)
   ---------
      11,188
      30,529
     (14,598)
    (298,956)
   ---------
    (283,025)
   ---------
    (271,837)
   ---------
   $      --
   =========

Lincoln Life Flexible Premium Variable Life Account S

Years Ended December 31, 2004 and 2005

                                                                         Putnam VT       Scudder VIT  Scudder VIT   Scudder VIT
                                                                         Health Sciences EAFE Equity  Equity 500    Small Cap
                                                                         Class IB        Index        Index         Index
                                                                         Subaccount      Subaccount   Subaccount    Subaccount
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2004
Changes From Operations:                                                     $ 8,914     $ 1,780,789  $ 35,111,302  $13,466,559
.. Net investment income (loss)                                                    (4)         35,643       328,844       22,983
.. Net realized gain (loss) on investments                                        542         199,891     1,581,082      355,185
.. Net change in unrealized appreciation or depreciation on investments          (268)        316,700     2,457,053    2,878,576
                                                                             -------     -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  270         552,234     4,366,979    3,256,744
Changes From Unit Transactions:
.. Contract purchases                                                               1         619,729    23,182,117    9,583,115
.. Contract withdrawals                                                          (324)     (1,199,402)  (12,342,385)  (1,481,909)
.. Contract transfers                                                          (8,861)      1,609,585     2,799,008    1,481,248
                                                                             -------     -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        (9,184)      1,029,912    13,638,740    9,582,454
                                                                             -------     -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (8,914)      1,582,146    18,005,719   12,839,198
                                                                             -------     -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2004                                                   --       3,362,935    53,117,021   26,305,757
Changes From Operations:
.. Net investment income (loss)                                                    --          65,751       826,115      115,044
.. Net realized gain (loss) on investments                                         --         518,810       709,977    1,737,461
.. Net change in unrealized appreciation or depreciation on investments            --        (573,847)    1,852,410       (1,337)
                                                                             -------     -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   --          10,714     3,388,502    1,851,168
Changes From Unit Transactions:
.. Contract purchases                                                              --         185,725    18,812,202   11,486,126
.. Contract withdrawals                                                            --        (154,354)   (3,445,073)  (1,327,947)
.. Contract transfers                                                              --      (3,405,020)    1,913,033   (2,838,845)
                                                                             -------     -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT
 TRANSACTIONS                                                                     --      (3,373,649)   17,280,162    7,319,334
                                                                             -------     -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           --      (3,362,935)   20,668,664    9,170,502
                                                                             -------     -----------  ------------  -----------
NET ASSETS AT DECEMBER 31, 2005                                              $    --     $        --  $ 73,785,685  $35,476,259
                                                                             =======     ===========  ============  ===========

Lincoln Life Flexible Premium Variable Life Account S

Notes to financial statements

December 31, 2005

1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (Lincoln Life) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of Lincoln Life. The Variable Account consists of four products which are listed below:

                CVUL                        Corporate Variable 4
                CVUL III and CVUL III Elite Corporate Variable 5

The assets of the Variable Account are owned by Lincoln Life. The portion of the Variable Account's assets supporting the variable life policies may not be used to satisfy liabilities arising from any other business of Lincoln Life.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of eighty-four available mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
  AIM V.I. Growth Fund
  AIM V.I. International Growth Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
  ABVPSF Global Technology Portfolio Class A
  ABVPSF Growth and Income Portfolio Class A
  ABVPSF Large Cap Growth Portfolio Class A
  ABVPSF Small/Mid Cap Value Portfolio Class A

American Century Variable Portfolios, Inc. (American Century VP):
  American Century VP Income & Growth Fund
  American Century VP Inflation Protection Fund Class 2
  American Century VP International Fund

American Funds Insurance Series (American Funds):
  American Funds Bond Fund Class 2
  American Funds Global Growth Fund Class 2
  American Funds Global Small Capitalization Fund Class 2
  American Funds Growth Fund Class 2
  American Funds Growth-Income Fund Class 2
  American Funds High-Income Bond Fund Class 2
  American Funds International Fund Class 2
  American Funds U.S. Government/AAA Rated Securities Fund Class 2

Baron Capital Funds Trust (Baron Capital):
  Baron Capital Asset Fund Insurance Shares

Delaware VIP Trust (Delaware VIPT)*:
  Delaware VIPT Capital Reserves Series
  Delaware VIPT Diversified Income Series
  Delaware VIPT Emerging Markets Series
  Delaware VIPT High Yield Series
  Delaware VIPT International Equity Series
  Delaware VIPT REIT Series
  Delaware VIPT Small Cap Value Series
  Delaware VIPT Trend Series
  Delaware VIPT U.S. Growth Series
  Delaware VIPT Value Series

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio Service Class
  Fidelity VIP Contrafund Portfolio Service Class
  Fidelity VIP Equity-Income Portfolio Service Class
  Fidelity VIP Growth Portfolio Service Class
  Fidelity VIP High Income Portfolio Service Class
  Fidelity VIP Mid-Cap Portfolio Service Class
  Fidelity VIP Overseas Portfolio Service Class

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
  FTVIPT Franklin Small-Mid Cap Growth Securities
  FTVIPT Franklin Small-Mid Cap Growth Securities Class 2
  FTVIPT Templeton Foreign Securities Class 2
  FTVIPT Templeton Global Asset Allocation Class 2
  FTVIPT Templeton Global Income Securities
  FTVIPT Templeton Growth Securities
  FTVIPT Templeton Growth Securities Class 2

Janus Aspen Series:
  Janus Aspen Series Balanced Portfolio
  Janus Aspen Series Balanced Portfolio Service Shares
  Janus Aspen Series Flexible Bond Portfolio
  Janus Aspen Series Flexible Bond Portfolio Service Shares Janus Aspen Series Global Technology Portfolio Service Shares Janus Aspen Series Mid Cap Growth Portfolio
  Janus Aspen Series Mid Cap Growth Portfolio Service Shares Janus Aspen Series Worldwide Growth Portfolio
  Janus Aspen Series Worldwide Growth Portfolio Service Shares

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
  Lincoln VIPT Aggressive Growth Fund
  Lincoln VIPT Aggressive Profile Fund

Lincoln Life Flexible Premium Variable Life Account S

  Lincoln VIPT Bond Fund
  Lincoln VIPT Capital Appreciation Fund
  Lincoln VIPT Conservative Profile Fund
  Lincoln VIPT Core Fund**
  Lincoln VIPT Equity-Income Fund
  Lincoln VIPT Global Asset Allocation Fund
  Lincoln VIPT Growth Fund**
  Lincoln VIPT Growth and Income Fund**
  Lincoln VIPT Growth Opportunities Fund
  Lincoln VIPT International Fund
  Lincoln VIPT Moderate Profile Fund
  Lincoln VIPT Moderately Aggressive Profile Fund
  Lincoln VIPT Money Market Fund
  Lincoln VIPT Social Awareness Fund

M Fund, Inc. (M Fund):
  M Fund Brandes International Equity Fund
  M Fund Business Opportunity Value Fund**
  M Fund Frontier Capital Appreciation Fund
  M Fund Turner Core Growth Fund

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Capital Opportunities Series
  MFS VIT Emerging Growth Series
  MFS VIT Research Series
  MFS VIT Total Return Series
  MFS VIT Utilities Series

Neuberger Berman Advisers Management Trust (NB AMT):
  NB AMT Mid-Cap Growth Portfolio I Class
  NB AMT Partners Portfolio I Class
  NB AMT Regency Portfolio I Class

PIMCO Advisors VIT (PIMCO VIT OPCAP):
  PIMCO VIT OPCAP Managed Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
  Oppenheimer Main Street Growth & Income Fund

Putnam Variable Trust (Putnam VT):
  Putnam VT Growth & Income Fund Class IB**

Scudder Investments VIT Funds (Scudder VIT):
  Scudder VIT Equity 500 Index
  Scudder VIT Small Cap Index

* Lincoln Variable Insurance Products Trust (Lincoln VIPT) funds and Delaware VIP Trust (Delaware VIPT) funds are affiliates of Lincoln Life.
** Available fund with no money invested at December 31, 2005.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2005, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation or depreciation of investments.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of Lincoln Life, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

New Investment Funds and Fund Name Changes: During 2004, the OCC Accumulation Trust (OCC) family of funds changed its name to PIMCO Advisors VIT (fund family of the OPCAP funds).

Also during 2004, the Delaware VIPT Large Cap Value Series changed its name to the Delaware VIPT Value Series.

In 2004, the American Century VP Inflation Protection Class 2 Fund, the Delaware VIPT Diversified Income Series and the Delaware VIPT Emerging Markets Series became available as investment options to Variable Account contract owners. Accordingly, the 2004 statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2004.

During 2005, the Delaware VIPT Capital Reserves Series, the Fidelity VIP Mid Cap Service Class Portfolio, the FTVIPT Templeton Global Income Securities Fund, the Lincoln VIPT Aggressive Profile Fund, the Lincoln VIPT Conservative Profile Fund, the Lincoln VIPT Core Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth and Income Fund, the Lincoln VIPT Growth Opportunities Fund, the Lincoln VIPT Moderate Profile Fund and the Lincoln VIPT Moderately Aggressive Profile Fund became available as investment options for Variable Account Contract owners. Accordingly, for the subaccounts listed above with money invested in 2005, the 2005 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2005.

Also during 2005, the ABVPSF Technology Fund changed its name to the ABVPSF Global Technology Fund, the ABVPSF Premier Growth Fund changed its name to the ABVPSF Large Cap Growth Fund, the

Lincoln Life Flexible Premium Variable Life Account S

ABVPSF Small Cap Value Fund changed its name to the ABVPSF Small/Mid Cap Value Fund and the FTVIPT Franklin Small Cap Fund changed its name to the FTVIPT Franklin Small-Mid Cap Growth Securities Fund, the FTVIPT Franklin Small Cap Service Class Fund changed its name to the FTVIPT Franklin Small-Mid Cap Growth Securities Service Class Fund, the Janus Aspen Series Flexible Income Portfolio changed its name to the Janus Aspen Series Flexible Bond Portfolio and the Janus Aspen Series Flexible Income Service Shares Portfolio changed its name to the Janus Aspen Series Flexible Bond Service Shares Portfolio.

Fund Closings: In 2004, the AIM V.I. Premier Equity Fund and the Putnam Health Sciences Class IB Fund ceased to be available as investment options to Variable Account contract owners.

During 2005, the Scudder VIT EAFE Equity Index Fund ceased to be available as an investment option to Variable Account Contract owners.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to Lincoln Life for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Corporate Variable 5 product, the mortality and expense guarantees (.10% to .40% on an annual basis) are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account.

The rates are as follows.

..  CVUL at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
..  CVUL III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
..  CVUL III Elite at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
.. CVUL 4 at a daily rate of .0009589% to .0019178% (.35% to .70% on an annual basis)

Prior to the allocation of premiums to the Variable Account, LNY deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by Lincoln Life. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2005 and 2004 amounted to $6,336,069 and $5,586,095, respectively.

Lincoln Life assumes responsibility for providing the insurance benefit included in the policy. Lincoln Life charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of Lincoln Life and is not included in these financial statements. The administrative fees and cost of insurance charges for the years December 31, 2005 and 2004 amounted to $12,956,602 and $11,652,070, respectively.

Under certain circumstances, Lincoln Life reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts. For the years ended December 31, 2005 and 2004, no transfer fees were deducted from the variable subaccounts.

Lincoln Life Flexible Premium Variable Life Account S

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2005 follows.

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
AIM V.I. Growth
           2005               0.40%   0.70%   $10.58   $12.76      2,927     $    34,381    6.73%     7.05%     0.00%
           2004               0.40%   0.70%     9.92     9.92      1,771          20,098    7.48%     7.48%     0.00%
           2003   3/14/2003   0.70%   0.70%     9.23     9.23        328           3,028   34.68%    34.68%     0.00%
           2001  10/22/2001   0.40%   0.70%    10.33    10.34        200           2,069    3.33%     3.40%     0.25%
AIM V.I. International Growth
           2005               0.40%   0.70%    15.58    17.04     28,702         452,951   17.11%    17.46%     2.03%
           2004               0.40%   0.70%    13.30    13.30      1,128          15,253   23.14%    23.14%     0.51%
           2003               0.70%   0.70%    10.80    10.80      1,818          19,640   28.17%    28.17%     0.68%
           2002               0.70%   0.70%     8.43     8.43      1,053           8,879  (16.28)%  (16.28)%    0.91%
           2001  10/22/2001   0.40%   0.70%    10.07    10.08        200           2,016    0.68%     0.75%     0.36%
AIM V.I. Premier Equity
           2002               0.00%   0.00%       --       --         --              --    0.00%     0.00%     0.35%
           2001  10/22/2001   0.40%   0.70%    10.47    10.48        200           2,097    4.73%     4.81%     0.15%
ABVPSF Global Technology Class A
           2005               0.10%   0.70%    10.25    12.36     44,920         533,720    3.14%     3.76%     0.00%
           2004               0.10%   0.70%     9.94     9.94     20,779         236,754    4.72%     4.72%     0.00%
           2003  12/12/2003   0.70%   0.70%     9.49     9.49        949           9,013    2.81%     2.81%     0.00%
           2001  10/22/2001   0.40%   0.70%    11.46    11.47        200           2,296   14.64%    14.71%     0.00%
ABVPSF Growth and Income Class A
           2005               0.10%   0.40%    12.36    12.94    811,708      10,043,921    4.45%     4.76%     1.49%
           2004               0.10%   0.70%    11.83    12.34    589,121       6,993,819   10.68%    11.02%     0.88%
           2003               0.40%   0.70%    10.66    10.66    465,381       4,959,980   31.97%    31.97%     1.06%
           2002               0.40%   0.40%     8.08     8.08    391,554       3,162,066  (22.36)%  (22.36)%    1.10%
           2001  10/22/2001   0.40%   0.70%    10.39    10.40        200           2,081    3.95%     4.02%     0.00%
ABVPSF Large Cap Growth Class A
           2005               0.10%   0.40%    11.32    13.44     22,135         284,826   14.68%    15.03%     0.00%
           2004               0.10%   0.70%    11.66    11.66      7,778          87,561    7.86%     7.86%     0.00%
           2003   1/31/2003   0.70%   0.70%     9.06    10.81        138           1,303    2.20%    26.51%     0.00%
           2001  10/22/2001   0.40%   0.70%    10.72    10.72        200           2,145    7.15%     7.22%     0.00%
ABVPSF Small/Mid Cap Value Class A
           2005               0.10%   0.70%    14.37    15.38    124,024       1,857,462    6.17%     6.81%     0.65%
           2004               0.10%   0.70%    14.38    14.38     31,069         424,528   18.47%    18.47%     0.01%
           2003  10/28/2003   0.70%   0.70%    12.14    12.14         12             146    9.22%     9.22%     0.00%
           2002               0.00%   0.00%       --       --         --              --    0.00%     0.00%     0.18%
           2001  10/22/2001   0.40%   0.70%    11.42    11.42        200           2,286   14.17%    14.24%     0.00%
American Century VP Income & Growth
           2005               0.10%   0.40%    10.62    13.12    594,752       6,649,523    4.21%     4.53%     2.20%
           2004               0.10%   0.70%    10.19    10.66    715,617       7,698,530   12.20%    12.54%     1.33%
           2003               0.40%   0.70%     9.05     9.05    871,578       7,892,091   28.84%    28.84%     1.18%
           2002               0.40%   0.40%     7.03     7.03    708,538       4,979,683  (19.69)%  (19.69)%    0.91%
           2001               0.40%   0.70%     8.75     9.22    481,154       4,210,889   (9.03)%   (8.77)%    0.83%
American Century VP Inflation Protection Class 2
           2005               0.10%   0.40%    10.81    10.86    321,657       3,456,631    1.15%     1.46%     4.81%
           2004   8/17/2004   0.10%   0.40%    10.68    10.70     36,492         390,374   (0.16)%    2.27%     1.08%
American Century VP International
           2005               0.10%   0.70%    10.32    14.80    505,228       5,623,887   12.46%    13.14%     1.18%
           2004               0.10%   0.70%     9.15    13.07    500,523       4,884,844   14.12%    14.47%     0.49%
           2003               0.40%   0.70%     8.00     8.68    664,500       5,315,633   23.64%    24.01%     0.70%
           2002               0.40%   0.70%     6.45     7.02    514,487       3,318,207  (20.93)%  (20.69)%    0.79%
           2001               0.40%   0.70%     8.13     8.88    517,935       4,225,239  (29.67)%  (29.46)%    0.09%
American Funds Bond Class 2
           2005               0.40%   0.70%    13.90    14.13     16,139         228,083    0.88%     1.18%     2.90%
           2004               0.40%   0.70%    13.77    13.97     53,798         751,364    4.98%     5.29%     4.57%
           2003               0.40%   0.70%    13.12    13.27    270,461       3,587,700   12.01%    12.35%     3.20%
           2002               0.40%   0.70%    11.71    11.81     76,516         903,341    3.32%     3.63%     4.45%
           2001               0.40%   0.70%    11.34    11.39     35,037         399,168    7.46%     7.76%     0.09%

Lincoln Life Flexible Premium Variable Life Account S

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
American Funds Global Growth Class 2
           2005               0.10%   0.70%   $10.90   $13.24     652,552    $ 8,324,073   13.28%    13.96%     0.67%
           2004               0.10%   0.70%     9.46     9.60     472,270      5,223,908   12.70%    13.03%     0.16%
           2003               0.40%   0.70%     8.40     8.49      50,176        425,574   34.34%    34.74%     0.22%
           2002               0.40%   0.70%     6.25     6.30      31,964        201,209  (15.24)%  (14.98)%    0.78%
           2001               0.40%   0.70%     7.37     7.41      16,517        122,353  (14.81)%  (14.56)%    0.70%
American Funds Global Small Capitalization Class 2
           2005               0.10%   0.70%    16.75    21.80     158,652      2,581,974   24.48%    25.23%     0.65%
           2004               0.10%   0.70%    15.04    17.46      25,606        399,089   20.40%    20.40%     0.00%
           2003               0.40%   0.40%    14.50    14.50       5,574         72,583   52.92%    52.92%     0.27%
           2002               0.40%   0.40%     9.48     9.48         793          7,523  (19.41)%  (19.41)%    0.42%
           2001  10/22/2001   0.40%   0.70%    11.76    11.77         200          2,355   17.60%    17.67%     0.00%
American Funds Growth Class 2
           2005               0.10%   0.70%    13.26    14.42   1,757,596     24,148,576   15.38%    16.07%     0.77%
           2004               0.10%   0.70%    11.60    12.46   1,174,080     13,916,975   11.70%    12.05%     0.20%
           2003               0.40%   0.70%    10.39    10.52     737,872      7,761,167   35.85%    36.26%     0.11%
           2002               0.40%   0.70%     7.65     7.72     567,144      4,377,086  (24.98)%  (24.76)%    0.05%
           2001               0.40%   0.70%    10.19    10.26      50,815        520,601  (18.72)%  (18.48)%    0.48%
American Funds Growth-Income Class 2
           2005               0.10%   0.70%    12.76    14.18     717,309      9,558,371    5.09%     5.73%     1.55%
           2004               0.10%   0.70%    12.41    13.45     404,546      5,257,973    9.60%     9.93%     1.07%
           2003               0.40%   0.70%    12.08    12.23     242,144      2,956,763   31.50%    31.90%     1.02%
           2002               0.40%   0.70%     9.18     9.27     161,880      1,500,312  (18.91)%  (18.67)%    1.61%
           2001               0.40%   0.70%    11.32    11.40      44,889        510,938    1.84%     2.15%     1.78%
American Funds High-Income Bond Class 2
           2005               0.10%   0.70%    10.93    15.05     907,454     12,085,348    1.49%     2.10%     5.55%
           2004               0.10%   0.70%    11.91    14.78     700,346      9,417,734    8.83%     9.16%     5.78%
           2003               0.40%   0.70%    13.37    13.54     390,344      5,279,270   28.61%    29.00%     7.59%
           2002               0.40%   0.70%    10.39    10.50     281,360      2,953,918   (2.51)%   (2.22)%   15.19%
           2001               0.40%   0.70%    10.66    10.74      13,308        142,761    6.98%     7.30%    20.80%
American Funds International Class 2
           2005               0.10%   0.70%    16.33    17.39     394,087      6,473,822   20.66%    21.38%     1.85%
           2004               0.10%   0.70%    14.04    14.37     169,573      2,406,034   18.47%    18.84%     3.05%
           2003               0.40%   0.70%    11.85    11.93      19,217        229,715   33.91%    34.31%     1.81%
           2002               0.40%   0.70%     8.85     8.88       9,441         83,868  (15.45)%  (15.19)%    2.25%
           2001  10/22/2001   0.40%   0.70%    10.47    10.47         553          5,788    4.68%     4.75%     0.00%
American Funds U.S. Government/AAA-Rated Securities Class 2
           2005               0.10%   0.70%    10.41    13.55     855,524     10,619,842    1.71%     2.31%     3.75%
           2004               0.10%   0.70%    10.23    13.28     800,061      9,913,428    2.61%     2.89%     4.45%
           2003               0.40%   0.70%    12.77    12.91     614,487      7,919,926    1.56%     1.87%     3.58%
           2002               0.40%   0.70%    12.58    12.67     570,974      7,233,804    8.43%     8.71%     5.31%
           2001               0.40%   0.70%    11.60    11.65     120,786      1,407,622    6.30%     6.59%     4.08%
Baron Capital Asset
           2005               0.10%   0.70%    12.85    18.14     898,104     14,142,098    2.64%     3.26%     0.00%
           2004               0.10%   0.70%    17.10    17.62     707,964     11,336,124   24.76%    25.14%     0.00%
           2003               0.40%   0.70%    13.70    14.08     387,917      5,461,912   29.11%    29.49%     0.00%
           2002               0.40%   0.70%    10.61    10.88     301,434      3,277,750  (14.80)%  (14.54)%    0.00%
           2001               0.40%   0.70%    12.46    12.73     248,922      3,142,201   11.56%    11.90%     0.00%
Delaware VIPT Capital Reserves
           2005    8/8/2005   0.40%   0.40%    10.10    10.10      26,702        269,688    1.29%     1.29%     1.64%
Delaware VIPT Devon
           2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     0.91%
           2001               0.40%   0.70%     7.24     7.92         200          1,533   (9.87)%   (9.64)%    0.70%
Delaware VIPT Diversified Income
           2005               0.10%   0.70%    10.89    11.00     267,096      2,900,520   (1.14)%   (0.55)%    0.40%
           2004   8/17/2004   0.10%   0.70%    11.02    11.06      42,983        474,994    0.42%     6.26%     0.00%
Delaware VIPT Emerging Markets
           2005               0.10%   0.40%    16.36    17.81     197,889      3,411,144   26.98%    27.36%     0.26%
           2004   8/17/2004   0.10%   0.40%    12.86    13.99      54,844        732,219   13.39%    28.28%     0.00%

Lincoln Life Flexible Premium Variable Life Account S

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield
           2005               0.10%   0.70%   $11.53   $12.70     138,750    $ 1,721,615    2.86%     3.48%     5.34%
           2004               0.10%   0.70%    11.21    12.25     145,891      1,771,334   13.45%    13.79%     5.05%
           2003               0.40%   0.70%     9.88    10.64      78,734        834,110   27.85%    28.23%     5.99%
           2002               0.40%   0.70%     7.73     8.30      61,256        505,960    1.13%     1.43%     8.43%
           2001               0.40%   0.70%     7.64     8.18       4,807         39,189   (4.70)%   (4.49)%    4.87%
Delaware VIPT International Value Equity
           2005               0.40%   0.40%    16.48    16.48      18,134        298,922   12.43%    12.43%     1.26%
           2004               0.40%   0.40%    14.66    14.66      56,860        833,692   21.30%    21.30%     2.24%
           2003               0.40%   0.40%    12.09    12.09      21,469        259,512   42.83%    42.83%     0.29%
           2002               0.40%   0.40%     8.46     8.46         620          5,247  (10.74)%  (10.74)%    1.44%
           2001               0.40%   0.70%     9.11     9.48         456          4,302  (13.66)%  (13.36)%    2.01%
Delaware VIPT REIT
           2005               0.10%   0.70%    12.82    28.33     492,237      9,311,018    6.42%     7.06%     1.76%
           2004               0.10%   0.70%    15.06    26.54     394,569      7,629,592   30.46%    30.85%     1.44%
           2003               0.40%   0.70%    17.93    20.28     109,324      2,176,167   33.09%    33.49%     2.45%
           2002               0.40%   0.70%    13.47    15.19     102,992      1,560,683    3.77%     4.11%     2.16%
           2001               0.40%   0.70%    12.98    14.59      69,663      1,016,524    8.07%     8.35%     0.96%
Delaware VIPT Small Cap Value
           2005               0.10%   0.70%    13.19    23.61     946,173     16,460,732    8.65%     9.31%     0.35%
           2004               0.10%   0.70%    14.24    21.66     716,581     12,291,059   20.63%    21.00%     0.18%
           2003               0.40%   0.70%    16.15    17.90     424,720      7,572,501   40.99%    41.41%     0.34%
           2002               0.40%   0.70%    11.46    12.66     255,710      3,229,489   (6.26)%   (5.98)%    0.34%
           2001               0.40%   0.70%    12.22    13.46      95,477      1,284,781   11.09%    11.40%     0.01%
Delaware VIPT Trend
           2005               0.10%   0.70%    12.32    13.41     118,800      1,494,153    5.12%     5.75%     0.00%
           2004               0.10%   0.70%    11.72    12.72     116,747      1,393,898   11.82%    12.16%     0.00%
           2003               0.40%   0.70%    10.48    10.59      65,052        689,965   34.16%    34.56%     0.00%
           2002               0.40%   0.70%     7.81     7.87      28,942        227,676  (20.50)%  (20.26)%    0.00%
           2001    5/1/2001   0.40%   0.70%     9.82     9.87         327          3,216   (1.76)%   (1.32)%    0.00%
Delaware VIPT U.S. Growth
           2005               0.10%   0.40%    12.72    12.81       8,446        107,716   14.20%    14.54%     0.18%
           2004   6/29/2004   0.10%   0.40%    11.11    11.22         187          2,088    6.00%    13.79%     0.00%
           2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     0.39%
           2001  10/22/2001   0.40%   0.70%    10.65    10.65         200          2,132    6.45%     6.52%     0.00%
Delaware VIPT Value
           2005               0.10%   0.70%    13.12    13.50      32,834        435,023    5.29%     5.92%     1.44%
           2004               0.10%   0.70%    12.46    12.73      13,733        173,547   14.13%    14.47%     0.69%
           2003   1/15/2003   0.40%   0.70%    10.92    11.15       3,235         35,496    7.65%    29.83%     1.68%
           2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     1.56%
           2001  10/22/2001   0.40%   0.70%    10.61    10.62         200          2,125    6.09%     6.16%     0.00%
Fidelity VIP Asset Manager Service Class
           2005               0.10%   0.40%    11.14    11.51     939,849     10,535,063    3.51%     3.82%     2.38%
           2004               0.10%   0.70%    10.76    11.06     937,684     10,140,452    4.62%     4.94%     2.49%
           2003               0.40%   0.70%    10.26    10.53     839,352      8,611,205   17.08%    17.44%     2.72%
           2002               0.40%   0.70%     8.73     9.00     544,306      4,755,413   (9.49)%   (9.22)%    3.84%
           2001               0.40%   0.70%     9.62     9.94     382,170      3,677,797   (4.92)%   (4.63)%    1.70%
Fidelity VIP Contrafund Service Class
           2005               0.10%   0.70%    13.42    15.26   2,052,728     29,525,749   16.03%    16.73%     0.17%
           2004               0.10%   0.70%    12.15    13.11   1,566,988     19,338,908   14.53%    14.88%     0.20%
           2003               0.40%   0.70%    10.58    10.73     938,854      9,963,342   27.46%    27.84%     0.32%
           2002               0.40%   0.70%     8.28     8.42     758,501      6,277,843  (10.06)%   (9.79)%    0.65%
           2001               0.40%   0.70%     9.17     9.36     624,134      5,730,949  (12.97)%  (12.71)%    0.78%
Fidelity VIP Equity-Income Service Class
           2005               0.10%   0.40%    11.69    13.38     648,768      8,254,844    5.34%     5.65%     1.34%
           2004               0.10%   0.70%    12.55    12.71     476,111      5,762,836   10.60%    10.94%     0.44%
           2003               0.40%   0.70%    11.43    11.43      41,791        477,797   29.70%    29.70%     0.90%
           2002               0.40%   0.40%     8.81     8.81      13,660        120,335  (17.33)%  (17.33)%    0.25%
           2001  10/22/2001   0.40%   0.70%    10.65    10.66         200          2,133    6.49%     6.56%     0.00%

Lincoln Life Flexible Premium Variable Life Account S

                             Minimum Maximum Minimum  Maximum                             Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                      Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding     Net Assets Return(4) Return(4) Ratio(5)
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Service Class
           2005               0.10%   0.70%   $ 8.42   $12.10   2,374,467  $   21,958,610    4.94%     5.57%     0.40%
           2004               0.10%   0.70%     8.00    11.50   2,706,876      23,182,430    2.54%     2.85%     0.16%
           2003               0.40%   0.70%     7.78     8.36   3,301,135      25,721,146   31.86%    32.25%     0.18%
           2002               0.40%   0.70%     5.88     6.34   2,949,259      17,350,417  (30.69)%  (30.48)%    0.14%
           2001               0.40%   0.70%     8.46     9.15   2,895,751      24,524,367  (18.30)%  (18.05)%    0.00%
Fidelity VIP High Income Service Class
           2005               0.40%   0.70%    10.60    10.60      12,652         134,107    2.11%     2.11%    13.87%
           2004               0.40%   0.40%    10.38    10.38      12,229         126,944    9.03%     9.03%     7.79%
           2003               0.40%   0.40%     9.52     9.52      87,456         832,642   26.46%    26.46%     4.13%
           2002               0.40%   0.70%     7.47     7.53      35,061         263,894    2.89%     3.20%    13.88%
           2001               0.40%   0.70%     7.26     7.29      36,226         264,234  (12.50)%  (12.25)%    9.81%
Fidelity VIP Mid Cap Service Class
           2005   7/18/2005   0.40%   0.40%    12.20    12.20      96,431       1,176,285    9.37%    11.64%     0.00%
Fidelity VIP Overseas Service Class
           2005               0.10%   0.70%    10.84    16.37     567,134       7,720,602   18.14%    18.85%     0.49%
           2004               0.10%   0.70%     9.17    13.82     482,854       5,403,818   12.70%    13.03%     0.89%
           2003               0.40%   0.70%     8.22     8.22     261,528       2,166,898   42.63%    42.63%     0.54%
           2002               0.40%   0.40%     5.76     5.76      77,772         448,285  (20.66)%  (20.66)%    0.36%
           2001               0.40%   0.70%     7.23     7.27      21,960         159,559  (21.82)%  (21.59)%    3.67%
FTVIPT Franklin Small-Mid Cap Growth Securities
           2005               0.10%   0.70%    12.69    13.67     143,343       1,849,074    4.35%     4.98%     0.00%
           2004               0.10%   0.70%    12.26    12.38      86,804       1,066,206   10.92%    11.26%     0.00%
           2003               0.40%   0.70%    11.05    11.12      25,054         278,673   36.65%    37.06%     0.00%
           2002               0.40%   0.70%     8.09     8.12      25,854         209,824  (29.03)%  (28.82)%    0.51%
           2001  10/22/2001   0.40%   0.70%    11.40    11.40         200           2,282   13.95%    14.02%     0.00%
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2
           2005               0.40%   0.70%     8.99     9.14     625,326       5,714,390    4.06%     4.37%     0.00%
           2004               0.40%   0.70%     8.64     8.76   1,070,642       9,375,143   10.70%    11.03%     0.00%
           2003               0.40%   0.70%     7.80     7.89   1,156,278       9,119,510   36.29%    36.70%     0.00%
           2002               0.40%   0.70%     5.73     5.77     970,494       5,599,661  (29.18)%  (28.97)%    0.27%
           2001               0.40%   0.70%     8.08     8.12   1,013,434       8,232,175  (15.82)%  (15.59)%    0.11%
FTVIPT Templeton Foreign Securities Class 2
           2005               0.40%   0.40%    12.71    12.71     218,007       2,771,952    9.73%     9.73%     1.20%
           2004               0.40%   0.40%    11.59    11.59     229,490       2,659,246   18.06%    18.06%     1.04%
           2003               0.40%   0.70%     9.69     9.82     189,111       1,855,529   31.29%    31.69%     1.67%
           2002               0.40%   0.70%     7.38     7.45      87,575         652,267  (19.15)%  (18.89)%    1.38%
           2001               0.40%   0.70%     9.13     9.19      57,780         530,963  (16.61)%  (16.33)%    2.71%
FTVIPT Templeton Global Asset Allocation Class 2
           2005               0.40%   0.40%    14.80    14.80      15,190         224,876    3.14%     3.14%     5.94%
           2004               0.40%   0.40%    14.35    14.35      21,307         305,818   15.26%    15.26%     3.04%
           2003               0.40%   0.40%    12.45    12.45      43,285         539,033   31.43%    31.43%     2.32%
           2002               0.40%   0.40%     9.48     9.48      10,036          95,091   (4.77)%   (4.77)%    2.66%
           2001               0.40%   0.70%     9.91     9.95       6,083          60,544  (10.59)%  (10.31)%    1.42%
FTVIPT Templeton Global Income Securities
           2005   8/30/2005   0.40%   0.40%     9.95     9.95         207           2,056    0.77%     0.77%     0.00%
FTVIPT Templeton Growth Securities
           2005               0.10%   0.70%    14.08    14.70     137,435       1,964,548    8.30%     8.95%     1.16%
           2004               0.10%   0.70%    13.32    13.32      86,562       1,154,685   15.78%    15.78%     1.34%
           2003  12/31/2002   0.40%   0.40%    11.51    11.51      22,304         256,640   32.09%    32.09%     2.05%
           2002               0.00%   0.00%       --       --          --              --    0.00%     0.00%     2.37%
           2001  10/22/2001   0.40%   0.70%    10.70    10.71         200           2,143    7.01%     7.08%     0.00%
FTVIPT Templeton Growth Securities Class 2
           2005               0.40%   0.40%    16.00    16.00      16,881         270,069    8.43%     8.43%     1.42%
           2004               0.40%   0.40%    14.75    14.75      28,364         418,507   15.56%    15.56%     1.27%
           2003               0.40%   0.40%    12.77    12.77      12,117         154,714   31.61%    31.61%     2.12%
           2002               0.40%   0.40%     9.70     9.70      11,029         106,991  (18.82)%  (18.82)%    1.46%
           2001               0.40%   0.70%    11.95    12.15       7,312          87,428   (1.95)%   (1.71)%    2.07%

Lincoln Life Flexible Premium Variable Life Account S

                                Minimum Maximum Minimum  Maximum                             Minimum   Maximum   Investment
                   Commencement Fee     Fee     Unit     Unit     Units                      Total     Total     Income
Subaccount    Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding     Net Assets Return(4) Return(4) Ratio(5)
---------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced
              2005               0.40%   0.70%   $12.50   $13.16   1,205,557  $   15,068,475    7.19%     7.52%     2.28%
              2004               0.40%   0.70%    11.62    12.28   1,692,165      19,671,493    7.78%     8.09%     2.08%
              2003               0.40%   0.70%    10.75    10.75   2,664,882      28,659,543   13.59%    13.59%     2.26%
              2002               0.40%   0.40%     9.47     9.47   2,546,557      24,109,343   (6.82)%   (6.82)%    2.56%
              2001               0.40%   0.70%    10.16    10.83   2,607,002      26,557,645   (5.33)%   (5.06)%    3.00%
Janus Aspen Series Balanced Service Shares
              2005               0.10%   0.70%    12.14    12.43     487,638       6,015,991    6.91%     7.55%     2.12%
              2004               0.10%   0.70%    11.41    11.59     475,970       5,456,704    7.86%     7.86%     5.20%
              2003               0.40%   0.70%    10.68    10.75      63,206         679,054   12.93%    13.27%     2.02%
              2002               0.40%   0.70%     9.45     9.49      25,312         240,226   (7.34)%   (7.05)%    2.49%
              2001  10/22/2001   0.40%   0.70%    10.20    10.21         200           2,043    2.04%     2.10%     0.86%
Janus Aspen Series Flexible Bond
              2005               0.40%   0.40%    14.06    14.06     100,051       1,406,898    1.60%     1.60%     5.34%
              2004               0.40%   0.70%    13.65    13.84      84,777       1,173,182    3.24%     3.55%     5.58%
              2003               0.40%   0.70%    13.22    13.37      90,517       1,209,662    5.65%     5.97%     5.34%
              2002               0.40%   0.70%    12.51    12.61      29,561         372,728    9.71%    10.04%     6.48%
              2001               0.40%   0.70%    11.41    11.46       1,425          16,307    7.04%     7.34%     9.07%
Janus Aspen Series Flexible Bond Service Shares
              2005               0.10%   0.70%    10.47    12.07     554,996       6,639,850    0.97%     1.57%     4.92%
              2004               0.10%   0.70%    10.42    11.92     476,593       5,658,748    3.29%     3.29%     6.37%
              2003               0.40%   0.70%    11.54    11.54     417,306       4,811,116    5.80%     5.80%     4.22%
              2002               0.40%   0.40%    10.90    10.90     311,477       3,396,235    9.72%     9.72%     5.40%
              2001  10/22/2001   0.40%   0.70%     9.93     9.94         200           1,989   (0.69)%   (0.62)%    2.52%
Janus Aspen Series Global Technology Service Shares
              2005               0.40%   0.40%     4.65     4.65      69,731         324,011   11.10%    11.10%     0.00%
              2004               0.40%   0.40%     4.18     4.18      72,331         302,504    0.17%     0.17%     0.00%
              2003               0.40%   0.40%     4.18     4.18      87,398         364,914   45.89%    45.89%     0.00%
              2002               0.40%   0.40%     2.86     2.86      13,030          37,295  (41.18)%  (41.18)%    0.00%
              2001               0.40%   0.70%     4.84     4.87         200             972  (37.93)%  (37.79)%    0.62%
Janus Aspen Series Mid Cap Growth
              2005               0.40%   0.70%     7.33     9.61     599,573       4,399,257   11.52%    11.86%     0.00%
              2004               0.40%   0.70%     6.56     8.62     781,934       5,129,693   19.91%    20.27%     0.00%
              2003               0.40%   0.70%     5.45     7.19   2,035,201      11,095,633   34.16%    34.56%     0.00%
              2002               0.40%   0.70%     4.05     5.36   1,878,196       7,608,700  (28.44)%  (28.22)%    0.00%
              2001               0.40%   0.70%     5.64     7.49   1,682,867       9,757,983  (39.87)%  (39.69)%    0.00%
Janus Aspen Series Mid Cap Growth Service Shares
              2005               0.10%   0.40%    13.59    15.11     435,067       6,210,425   11.58%    11.91%     0.00%
              2004               0.10%   0.70%    12.18    13.48     349,579       4,505,063   19.62%    19.99%     0.00%
              2003               0.40%   0.70%    10.15    10.15       9,287          94,325   34.23%    34.23%     0.00%
              2002               0.40%   0.40%     7.56     7.56       7,544          57,039  (28.42)%  (28.42)%    0.00%
              2001  10/22/2001   0.40%   0.70%    10.56    10.56         200           2,114    5.55%     5.62%     0.00%
Janus Aspen Series Worldwide Growth
              2005               0.40%   0.70%     8.64     9.76     427,863       3,709,077    5.13%     5.44%     1.25%
              2004               0.40%   0.70%     8.19     9.28   1,291,500      10,594,910    4.05%     4.36%     0.94%
              2003               0.40%   0.70%     7.85     8.92   2,103,074      16,523,279   23.13%    23.50%     1.11%
              2002               0.40%   0.70%     6.36     7.24   2,045,114      13,008,331  (26.02)%  (25.80)%    0.95%
              2001               0.40%   0.70%     8.57     9.79   2,018,383      17,382,282  (22.98)%  (22.74)%    0.46%
Janus Aspen Series Worldwide Growth Service Shares
              2005               0.40%   0.40%    10.67    12.32     126,146       1,351,090    5.15%     5.15%     1.25%
              2004               0.40%   0.70%    10.06    10.14     134,348       1,404,523    3.80%     4.11%     1.24%
              2003               0.40%   0.70%     9.74     9.74      25,159         245,128   23.19%    23.19%     0.94%
              2002               0.40%   0.40%     7.91     7.91       9,841          77,841  (26.01)%  (26.01)%    0.71%
              2001  10/22/2001   0.40%   0.70%    10.68    10.69         200           2,139    6.83%     6.90%     0.10%
Lincoln VIPT Aggressive Growth
              2005               0.10%   0.40%    12.39    13.11     109,185       1,385,545    9.37%     9.70%     0.00%
              2004   7/12/2004   0.10%   0.40%    11.33    11.95      36,772         431,437    2.38%    18.99%     0.00%
              2001  10/22/2001   0.40%   0.70%    11.31    11.32         200           2,265   13.09%    13.16%     0.00%
Lincoln VIPT Aggressive Profile
              2005   6/20/2005   0.40%   0.40%    11.34    11.34         536           6,075    6.15%     6.15%     0.00%

Lincoln Life Flexible Premium Variable Life Account S

                              Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                 Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount  Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT Bond
            2005               0.10%   0.70%   $10.62   $14.98   4,384,271    $54,296,675    1.92%     2.54%     4.64%
            2004               0.10%   0.70%    10.60    14.65   3,269,435     41,497,179    4.57%     4.93%     4.38%
            2003               0.35%   0.70%    13.97    13.97   2,714,679     36,202,127    6.53%     6.85%     4.42%
            2002               0.40%   0.70%    13.07    13.11   2,199,107     28,753,169    9.39%     9.72%     5.07%
            2001               0.40%   0.70%    11.92    11.99   1,615,673     19,256,763    8.39%     8.72%     5.45%
Lincoln VIPT Capital Appreciation
            2005               0.10%   0.70%     7.48    12.07     272,692      2,431,267    3.48%     4.10%     0.24%
            2004               0.10%   0.70%     7.20     8.24     408,855      3,271,831    4.55%     4.86%     0.00%
            2003               0.40%   0.70%     6.87     7.88     536,962      3,691,545   31.54%    31.93%     0.00%
            2002               0.40%   0.70%     5.21     5.99     471,502      2,457,227  (27.47)%  (27.25)%    0.00%
            2001               0.40%   0.70%     7.16     8.26     453,687      3,345,342  (26.40)%  (26.18)%    0.00%
Lincoln VIPT Conservative Profile
            2005   8/26/2005   0.40%   0.40%    10.56    10.56       1,901         20,087    1.64%     1.64%     0.00%
Lincoln VIPT Equity-Income
            2005               0.40%   0.40%    13.40    13.40     353,619      4,686,944    4.08%     4.08%     1.12%
            2004               0.40%   0.40%    12.87    12.87     383,650      4,937,869    9.33%     9.33%     1.21%
            2003               0.40%   0.40%    11.77    11.77     510,448      6,009,284   31.81%    31.81%     1.10%
            2002               0.40%   0.40%     8.93     8.93     417,507      3,728,838  (16.00)%  (16.00)%    0.95%
            2001               0.40%   0.70%    10.00    10.63     427,147      4,532,922   (7.99)%   (7.71)%    1.14%
Lincoln VIPT Global Asset Allocation
            2005               0.10%   0.40%    12.39    13.30      57,289        718,982    6.38%     6.71%     1.52%
            2004    9/3/2004   0.10%   0.40%    11.65    12.50      52,536        638,264    2.01%    11.12%     0.32%
            2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     1.57%
            2001  10/22/2001   0.40%   0.70%    10.51    10.51         200          2,104    5.07%     5.15%     0.40%
Lincoln VIPT Growth Opportunities
            2005   9/14/2005   0.40%   0.40%    12.28    12.28          48            595    4.40%     4.40%     0.00%
Lincoln VIPT International
            2005               0.10%   0.70%    15.62    17.61     210,369      3,421,251   11.76%    12.43%     2.78%
            2004               0.10%   0.70%    15.56    15.71      55,141        791,447   20.09%    20.45%     1.78%
            2003               0.40%   0.70%    12.95    12.95       5,640         73,533   40.64%    40.64%     1.98%
            2002               0.70%   0.70%     9.21     9.21         739          6,808  (11.39)%  (11.39)%    2.07%
            2001  10/22/2001   0.40%   0.70%    10.40    10.40         200          2,082    3.95%     4.03%     0.96%
Lincoln VIPT Moderate Profile
            2005   8/26/2005   0.40%   0.40%    10.84    10.84       5,251         56,916    3.31%     3.31%     0.00%
Lincoln VIPT Moderately Aggressive Profile
            2005   8/26/2005   0.40%   0.40%    11.06    11.06         273          3,019    4.62%     4.62%     0.00%
Lincoln VIPT Money Market
            2005               0.10%   0.70%    10.22    11.49   5,707,633     61,249,389    2.07%     2.69%     2.82%
            2004               0.10%   0.70%    10.01    11.23   4,309,780     45,899,887    0.18%     0.48%     0.90%
            2003               0.40%   0.70%    11.17    11.20   3,303,437     36,858,660   (0.02)%    0.28%     0.68%
            2002               0.40%   0.70%    11.14    11.20   3,769,701     42,005,946    0.70%     1.00%     1.36%
            2001               0.40%   0.70%    11.03    11.13   2,528,823     27,909,418    3.29%     3.60%     3.80%
Lincoln VIPT Social Awareness
            2005               0.10%   0.40%    11.42    14.02      32,494        409,736   11.58%    11.92%     0.91%
            2004               0.10%   0.70%    10.23    12.51      28,106        291,979   11.92%    12.25%     0.96%
            2003               0.40%   0.70%     9.12     9.12      26,724        243,799   31.34%    31.34%     0.48%
            2002               0.40%   0.40%     6.94     6.94      38,076        264,277  (22.43)%  (22.43)%    0.86%
            2001               0.40%   0.70%     8.95     9.41      46,214        431,066  (10.16)%   (9.89)%    0.75%
M Fund Brandes International Equity
            2005               0.40%   0.40%    15.75    15.75      35,495        558,888   10.11%    10.11%     2.70%
            2004  10/14/2004   0.40%   0.40%    14.30    14.30       9,230        131,993   14.73%    14.73%     1.16%
M Fund Frontier Capital Appreciation
            2005  10/21/2005   0.40%   0.40%    14.11    14.11       7,853        110,818   10.18%    10.18%     0.00%
M Fund Turner Core Growth
            2005  12/16/2005   0.40%   0.40%    13.49    13.49       7,433        100,231   (1.40)%   (1.40)%    0.39%

Lincoln Life Flexible Premium Variable Life Account S

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
MFS VIT Capital Opportunities
           2005               0.10%   0.70%   $ 8.96   $12.33      24,681    $   247,162    0.98%     1.58%     0.69%
           2004               0.10%   0.70%     8.84     9.29      35,457        319,484   11.68%    12.01%     0.39%
           2003               0.40%   0.70%     7.89     8.32     196,417      1,555,447   26.50%    26.88%     0.20%
           2002               0.40%   0.70%     6.22     6.58     231,611      1,443,643  (30.18)%  (29.97)%    0.05%
           2001               0.40%   0.70%     8.88     9.42     182,581      1,631,992  (24.02)%  (23.79)%    0.01%
MFS VIT Emerging Growth
           2005               0.10%   0.40%     8.74    13.20      36,854        402,325    8.75%     9.08%     0.00%
           2004               0.10%   0.40%     8.03    12.14      26,488        257,625   12.51%    12.51%     0.00%
           2003   1/31/2003   0.40%   0.70%     6.98    10.79      13,618        112,958    8.05%    30.29%     0.00%
           2002               0.40%   0.40%     5.50     5.50          71            392  (34.06)%  (34.06)%    0.00%
           2001    5/1/2001   0.40%   0.70%     8.20     8.35         200          1,658  (17.98)%  (16.53)%    0.00%
MFS VIT Research
           2005               0.40%   0.70%     9.91    10.22      35,691        353,897    7.05%     7.37%     0.41%
           2004               0.40%   0.70%     9.23     9.55      56,435        521,075   15.04%    15.39%     1.09%
           2003               0.40%   0.70%     8.00     8.30      41,343        330,959   23.84%    24.21%     0.72%
           2002               0.40%   0.70%     6.44     6.70      19,200        123,976  (25.07)%  (24.84)%    0.24%
           2001               0.40%   0.70%     8.57     8.95      61,764        529,799  (21.83)%  (21.56)%    0.02%
MFS VIT Total Return
           2005               0.10%   0.70%    12.13    14.35     766,287     10,768,312    2.10%     2.72%     2.02%
           2004               0.10%   0.70%    13.69    14.01     617,119      8,616,445   10.54%    10.88%     1.59%
           2003               0.40%   0.70%    12.39    12.64     527,500      6,665,768   15.51%    15.86%     1.83%
           2002               0.40%   0.70%    10.72    10.91     485,352      5,294,367   (5.83)%   (5.55)%    0.77%
           2001               0.40%   0.70%    11.39    11.55     113,178      1,306,957   (0.42)%   (0.15)%    1.73%
MFS VIT Utilities
           2005               0.10%   0.40%    14.43    16.80     355,348      5,689,985   16.37%    16.72%     0.50%
           2004               0.10%   0.40%    12.40    12.40     118,820      1,574,521   29.68%    29.68%     1.01%
           2003               0.40%   0.40%     9.56     9.56      36,777        351,778   35.35%    35.35%     2.50%
           2002               0.40%   0.40%     7.07     7.07      69,675        492,351  (23.07)%  (23.07)%    2.50%
           2001               0.40%   0.70%     9.18     9.65      52,757        484,644  (24.72)%  (24.51)%    3.78%
NB AMT Mid-Cap Growth
           2005               0.10%   0.70%    11.12    14.40   1,175,137     13,726,835   12.95%    13.63%     0.00%
           2004               0.10%   0.70%     9.81    12.71   1,050,535     10,585,994   15.50%    15.84%     0.00%
           2003               0.40%   0.70%     8.47     9.61   1,235,761     10,507,373   27.18%    27.56%     0.00%
           2002               0.40%   0.70%     6.64     7.56   1,071,614      7,123,737  (29.83)%  (29.62)%    0.00%
           2001               0.40%   0.70%     9.43    10.77     732,722      6,957,888  (25.17)%  (24.89)%    0.00%
NB AMT Partners
           2005               0.40%   0.40%    14.31    14.31      51,727        740,095   17.57%    17.57%     1.06%
           2004               0.40%   0.40%    12.17    12.17      31,932        388,592   18.50%    18.50%     0.01%
           2003               0.40%   0.40%    10.27    10.27      19,041        195,542   34.55%    34.55%     0.00%
           2002               0.40%   0.40%     7.63     7.63      21,764        166,119  (24.45)%  (24.45)%    0.56%
           2001               0.40%   0.70%     9.38    10.10      17,246        174,171   (3.62)%   (3.28)%    0.01%
NB AMT Regency
           2005               0.10%   0.70%    13.14    17.98     278,026      3,878,430   11.22%    11.89%     0.10%
           2004               0.10%   0.70%    14.48    14.55     118,781      1,451,563   21.51%    21.87%     0.05%
           2003   7/28/2003   0.40%   0.70%    11.92    11.94       5,592         66,738    7.81%    16.95%     0.00%
           2002               0.00%   0.00%       --       --          --             --    0.00%     0.00%     0.19%
           2001  10/22/2001   0.40%   0.70%    10.97    10.97         200          2,196    9.66%     9.73%     0.00%
PIMCO VIT OPCAP Managed
           2005               0.40%   0.40%    11.83    11.83      62,109        734,856    4.86%     4.86%     1.05%
           2004               0.40%   0.40%    11.28    11.28      51,380        579,744   10.32%    10.32%     0.94%
           2003               0.40%   0.40%    10.23    10.23      25,842        264,306   21.27%    21.27%     1.64%
           2002               0.40%   0.40%     8.43     8.43      18,799        158,552  (17.21)%  (17.21)%    2.67%
           2001               0.40%   0.70%    10.19    10.29      17,075        173,985   (5.56)%   (5.28)%    0.09%
Oppenheimer Main Street Growth & Income
           2005               0.40%   0.70%    10.26    10.52      16,398        168,597    5.24%     5.55%     2.92%
           2004               0.40%   0.70%     9.72    10.00     126,829      1,233,700    8.70%     9.02%     0.84%
           2003               0.40%   0.70%     8.92     9.20     214,603      1,915,084   25.84%    26.21%     0.93%
           2002               0.40%   0.70%     7.07     7.31     241,378      1,706,180  (19.36)%  (19.12)%    0.77%
           2001               0.40%   0.70%     8.74     9.07     402,780      3,607,444  (10.79)%  (10.52)%    0.48%

Lincoln Life Flexible Premium Variable Life Account S

                             Minimum Maximum Minimum  Maximum                            Minimum   Maximum   Investment
                Commencement Fee     Fee     Unit     Unit     Units                     Total     Total     Income
Subaccount Year Date(1)      Rate(2) Rate(2) Value(3) Value(3) Outstanding   Net Assets  Return(4) Return(4) Ratio(5)
-----------------------------------------------------------------------------------------------------------------------
Putnam VT Growth & Income Class IB
           2005               0.00%   0.00%   $   --   $   --          --    $        --    0.00%     0.00%     2.20%
           2004               0.40%   0.40%    11.88    11.88      22,883        271,837   10.67%    10.67%     3.03%
           2003               0.40%   0.70%    10.73    10.73      58,695        630,026   26.87%    26.87%     1.63%
           2002               0.40%   0.40%     8.46     8.46      28,495        241,086  (19.31)%  (19.31)%    0.17%
           2001  10/22/2001   0.40%   0.70%    10.48    10.49         200          2,098    4.79%     4.85%     0.00%
Putnam VT Health Sciences Class IB
           2003  12/12/2003   0.70%   0.70%     9.21     9.21         968          8,914    2.87%     2.87%     0.00%
           2001  10/22/2001   0.40%   0.70%     9.90     9.91         200          1,983   (0.99)%   (0.92)%    0.00%
Scudder VIT EAFE Equity Index
           2005               0.00%   0.00%       --       --          --             --    0.00%     0.00%     2.21%
           2004               0.10%   0.40%     8.68     8.68     360,499      3,362,935   18.59%    18.59%     1.78%
           2003               0.40%   0.40%     7.32     7.32     243,295      1,780,789   32.82%    32.82%     4.46%
           2002               0.40%   0.40%     5.51     5.51     204,602      1,127,505  (21.91)%  (21.91)%    2.93%
           2001               0.40%   0.70%     7.06     7.45      64,381        454,409  (25.22)%  (24.99)%    0.00%
Scudder VIT Equity 500 Index
           2005               0.10%   0.70%     9.68    13.61   6,016,817     73,785,685    3.95%     4.57%     1.60%
           2004               0.10%   0.70%     9.28    13.05   4,657,721     53,117,021    9.81%    10.21%     1.14%
           2003               0.35%   0.70%     8.43     8.77   3,663,099     35,111,302   27.26%    27.65%     0.78%
           2002               0.40%   0.70%     6.60     6.89   1,879,122     12,404,722  (22.86)%  (22.63)%    1.11%
           2001               0.40%   0.70%     8.53     8.94   1,595,529     13,640,569  (12.80)%  (12.56)%    0.86%
Scudder VIT Small Cap Index
           2005               0.10%   0.40%    13.32    16.27   2,204,368     35,476,259    3.84%     4.16%     0.71%
           2004               0.10%   0.70%    14.03    15.66   1,692,370     26,305,757   16.94%    17.35%     0.47%
           2003               0.35%   0.70%    13.21    13.21   1,010,697     13,466,559   45.84%    45.84%     0.13%
           2002               0.40%   0.40%     9.06     9.06     106,920        968,411  (20.90)%  (20.90)%    1.00%
           2001               0.40%   0.70%    11.19    11.45      58,827        673,609    1.37%     1.66%     0.84%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.
(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.
(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.
(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2005.

                                                            Aggregate   Aggregate
                                                            Cost of     Proceeds
Subaccount                                                  Purchases   from Sales
----------------------------------------------------------------------------------
AIM V.I. Growth                                             $    13,282 $    1,461
AIM V.I. International Growth                                   404,185      9,296
ABVPSF Global Technology Class A                                552,678    287,577
ABVPSF Growth and Income Class A                              4,499,363  1,725,615
ABVPSF Large Cap Growth Class A                                 313,712    148,356
ABVPSF Small/Mid Cap Value Class A                            2,399,393  1,024,954
American Century VP Income & Growth                           3,359,163  4,540,499
American Century VP Inflation Protection Class 2              4,055,006    949,566
American Century VP International                             2,088,612  1,964,722
American Funds Bond Class 2                                     523,642  1,035,481
American Funds Global Growth Class 2                          9,325,428  7,160,170
American Funds Global Small Capitalization Class 2            2,283,951    393,612
American Funds Growth Class 2                                12,018,930  4,774,230
American Funds Growth-Income Class 2                          6,717,933  2,803,248
American Funds High-Income Bond Class 2                       7,558,386  4,461,345
American Funds International Class 2                          4,198,185  1,167,657
American Funds U.S. Government/AAA-Rated Securities Class 2   6,009,971  5,158,413
Baron Capital Asset                                           7,624,473  5,163,921
Delaware VIPT Capital Reserves                                  272,108      1,854
Delaware VIPT Diversified Income                              4,353,302  1,950,068
Delaware VIPT Emerging Markets                                3,310,326  1,151,646
Delaware VIPT High Yield                                      1,433,238  1,466,836
Delaware VIPT International Value Equity                        307,283    858,998
Delaware VIPT REIT                                            9,384,589  7,452,192
Delaware VIPT Small Cap Value                                 8,730,403  4,764,852
Delaware VIPT Trend                                             881,689    875,581
Delaware VIPT U.S. Growth                                       157,124     59,317
Delaware VIPT Value                                             406,958    153,002
Fidelity VIP Asset Manager Service Class                      2,014,408  1,869,985
Fidelity VIP Contrafund Service Class                        12,001,443  5,506,010
Fidelity VIP Equity-Income Service Class                      4,218,742  1,908,126
Fidelity VIP Growth Service Class                             6,108,780  8,145,931
Fidelity VIP High Income Service Class                           94,312     72,801
Fidelity VIP Mid Cap Service Class                            1,111,947     28,287
Fidelity VIP Overseas Service Class                           3,810,454  2,694,739
FTVIPT Franklin Small-Mid Cap Growth Securities               1,454,532    792,747
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       1,180,956  5,096,783
FTVIPT Templeton Foreign Securities Class 2                     768,223    877,086
FTVIPT Templeton Global Asset Allocation Class 2                337,698    416,074
FTVIPT Templeton Global Income Securities                         2,209        169
FTVIPT Templeton Growth Securities                            1,469,095    696,562
FTVIPT Templeton Growth Securities Class 2                      415,067    584,489
Janus Aspen Series Balanced                                   4,115,018  9,529,409
Janus Aspen Series Balanced Service Shares                    4,923,551  4,750,903
Janus Aspen Series Flexible Bond                                809,947    476,696
Janus Aspen Series Flexible Bond Service Shares               2,130,599    763,165
Janus Aspen Series Global Technology Service Shares             266,720    260,776
Janus Aspen Series Mid Cap Growth                             1,021,934  2,209,979
Janus Aspen Series Mid Cap Growth Service Shares              3,703,639  2,698,143
Janus Aspen Series Worldwide Growth                             506,139  7,522,004
Janus Aspen Series Worldwide Growth Service Shares              268,428    375,219
Lincoln VIPT Aggressive Growth                                1,078,166    213,125
Lincoln VIPT Aggressive Profile                                  21,890     17,064
Lincoln VIPT Bond                                            23,385,356  8,819,531
Lincoln VIPT Capital Appreciation                             2,191,144  3,072,917
Lincoln VIPT Conservative Profile                                26,057      6,702
Lincoln VIPT Equity-Income                                    1,584,739  1,833,287
Lincoln VIPT Global Asset Allocation                            891,296    835,498

Lincoln Life Flexible Premium Variable Life Account S

                                                  Aggregate   Aggregate
                                                  Cost of     Proceeds
       Subaccount                                 Purchases   from Sales
       ------------------------------------------------------------------
       Lincoln VIPT Growth Opportunities          $       600 $        18
       Lincoln VIPT International                   3,460,145   1,020,953
       Lincoln VIPT Moderate Profile                   56,242       1,638
       Lincoln VIPT Moderately Aggressive Profile      15,226      13,024
       Lincoln VIPT Money Market                   70,145,910  54,724,599
       Lincoln VIPT Social Awareness                  751,558     657,055
       M Fund Brandes International Equity            433,448      12,927
       M Fund Frontier Capital Appreciation           113,491         567
       M Fund Turner Core Growth                      100,908          10
       MFS VIT Capital Opportunities                  276,875     349,876
       MFS VIT Emerging Growth                        486,199     361,208
       MFS VIT Research                                72,306     262,565
       MFS VIT Total Return                         4,027,263   1,576,158
       MFS VIT Utilities                            5,955,569   2,269,349
       NB AMT Mid-Cap Growth                        4,375,607   2,764,936
       NB AMT Partners                                587,290     330,145
       NB AMT Regency                               3,580,990   1,311,876
       PIMCO VIT OPCAP Managed                        358,870     214,598
       Oppenheimer Main Street Growth & Income        101,401   1,150,163
       Putnam VT Growth & Income Class IB              38,478     317,739
       Scudder VIT EAFE Equity Index                1,033,710   4,335,538
       Scudder VIT Equity 500 Index                26,825,824   8,460,826
       Scudder VIT Small Cap Index                 14,314,026   5,900,005

5. Investments
The following is a summary of investments owned at December 31, 2005.

                                                                    Net    Fair
                                                            Shares  Asset  Value of
Subaccount                                                  Owned   Value  Shares      Cost of Shares
-----------------------------------------------------------------------------------------------------
AIM V.I. Growth                                               1,993 $17.25 $    34,382  $    30,454
AIM V.I. International Growth                                19,388  23.17     449,228      407,087
ABVPSF Global Technology Class A                             33,501  15.86     531,331      480,585
ABVPSF Growth and Income Class A                            403,544  24.88  10,040,167    9,060,330
ABVPSF Large Cap Growth Class A                              10,553  26.99     284,829      255,402
ABVPSF Small/Mid Cap Value Class A                          107,462  17.06   1,833,309    1,767,147
American Century VP Income & Growth                         885,121   7.51   6,647,261    5,925,877
American Century VP Inflation Protection Class 2            334,264  10.26   3,429,550    3,492,536
American Century VP International                           683,061   8.23   5,621,594    4,872,410
American Funds Bond Class 2                                  20,329  11.22     228,088      230,416
American Funds Global Growth Class 2                        426,443  19.52   8,324,161    7,293,978
American Funds Global Small Capitalization Class 2          122,028  21.12   2,577,233    2,243,307
American Funds Growth Class 2                               407,191  58.98  24,016,127   19,515,080
American Funds Growth-Income Class 2                        250,426  38.12   9,546,225    8,734,063
American Funds High-Income Bond Class 2                     976,339  12.32  12,028,497   11,887,172
American Funds International Class 2                        338,486  18.92   6,404,161    5,292,118
American Funds U.S. Government/AAA-Rated Securities Class 2 896,910  11.83  10,610,448   10,744,498
Baron Capital Asset                                         505,593  27.96  14,136,385   12,144,030
Delaware VIPT Capital Reserves                               27,775   9.71     269,694      270,258
Delaware VIPT Diversified Income                            309,909   9.26   2,869,754    2,869,272
Delaware VIPT Emerging Markets                              186,326  18.20   3,391,139    2,879,239
Delaware VIPT High Yield                                    290,119   5.91   1,714,594    1,661,877
Delaware VIPT International Value Equity                     14,668  20.38     298,929      263,490
Delaware VIPT REIT                                          493,139  18.77   9,256,223    8,488,123
Delaware VIPT Small Cap Value                               533,120  30.83  16,436,099   14,476,125
Delaware VIPT Trend                                          45,103  32.53   1,467,214    1,273,682
Delaware VIPT U.S. Growth                                    13,845   7.78     107,717      102,164
Delaware VIPT Value                                          22,498  19.23     432,635      412,221
Fidelity VIP Asset Manager Service Class                    705,012  14.94  10,532,872    9,643,067

Lincoln Life Flexible Premium Variable Life Account S

                                                                  Net    Fair
                                                        Shares    Asset  Value of
Subaccount                                              Owned     Value  Shares      Cost of Shares
---------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund Service Class                     952,619 $30.93 $29,464,491  $23,832,706
Fidelity VIP Equity-Income Service Class                  320,267  25.39   8,131,579    7,680,889
Fidelity VIP Growth Service Class                         653,525  33.56  21,932,290   21,490,554
Fidelity VIP High Income Service Class                     21,842   6.14     134,110      140,697
Fidelity VIP Mid Cap Service Class                         33,657  34.95   1,176,311    1,084,557
Fidelity VIP Overseas Service Class                       376,025  20.52   7,716,036    6,301,449
FTVIPT Franklin Small-Mid Cap Growth Securities            88,151  20.66   1,821,193    1,632,784
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   280,674  20.36   5,714,517    4,195,561
FTVIPT Templeton Foreign Securities Class 2               177,466  15.62   2,772,013    2,171,776
FTVIPT Templeton Global Asset Allocation Class 2           10,770  20.88     224,881      213,107
FTVIPT Templeton Global Income Securities                     143  14.36       2,056        2,040
FTVIPT Templeton Growth Securities                        140,237  13.98   1,960,509    1,726,668
FTVIPT Templeton Growth Securities Class 2              19,556.44  13.81     270,075      241,932
Janus Aspen Series Balanced                               585,424  25.74  15,068,806   13,638,866
Janus Aspen Series Balanced Service Shares                225,586  26.62   6,005,100    5,603,047
Janus Aspen Series Flexible Bond                          123,849  11.36   1,406,929    1,513,439
Janus Aspen Series Flexible Bond Service Shares           557,255  11.91   6,636,910    7,032,288
Janus Aspen Series Global Technology Service Shares        81,823   3.96     324,018      299,810
Janus Aspen Series Mid Cap Growth                         151,597  29.02   4,399,354    3,490,825
Janus Aspen Series Mid Cap Growth Service Shares          218,602  28.41   6,210,483    5,300,184
Janus Aspen Series Worldwide Growth                       132,660  27.96   3,709,161    3,616,229
Janus Aspen Series Worldwide Growth Service Shares         48,671  27.76   1,351,120    1,200,520
Lincoln VIPT Aggressive Growth                            128,009  10.82   1,385,570    1,264,748
Lincoln VIPT Aggressive Profile                               483  11.39       5,503        5,396
Lincoln VIPT Bond                                       4,302,104  12.62  54,292,550   55,618,416
Lincoln VIPT Capital Appreciation                         132,298  18.38   2,431,101    2,238,595
Lincoln VIPT Conservative Profile                           1,839  10.59      19,478       19,349
Lincoln VIPT Equity-Income                                260,478  17.99   4,687,047    4,162,336
Lincoln VIPT Global Asset Allocation                       49,466  14.54     718,995      693,525
Lincoln VIPT Growth Opportunities                              48  12.51         595          582
Lincoln VIPT International                                190,272  17.97   3,418,435    3,133,170
Lincoln VIPT Moderate Profile                               5,052  10.87      54,897       54,617
Lincoln VIPT Moderately Aggressive Profile                    241  11.10       2,673        2,610
Lincoln VIPT Money Market                               6,116,601  10.00  61,166,013   61,166,013
Lincoln VIPT Social Awareness                              12,627  32.26     407,347      382,075
M Fund Brandes International Equity                        31,901  17.52     558,900      545,527
M Fund Frontier Capital Appreciation                        4,829  22.95     110,820      112,954
M Fund Turner Core Growth                                   6,038  16.60     100,233      100,898
MFS VIT Capital Opportunities                              18,054  13.69     247,166      234,730
MFS VIT Emerging Growth                                    20,781  19.13     397,542      365,731
MFS VIT Research                                           21,566  16.41     353,905      289,194
MFS VIT Total Return                                      520,355  20.69  10,766,147   10,139,989
MFS VIT Utilities                                         239,582  23.74   5,687,673    5,237,895
NB AMT Mid-Cap Growth                                     676,724  20.28  13,723,959   11,480,419
NB AMT Partners                                            34,568  21.41     740,111      629,027
NB AMT Regency                                            248,414  15.50   3,850,416    3,646,629
PIMCO VIT OPCAP Managed                                    17,058  43.08     734,872      684,785
Oppenheimer Main Street Growth & Income                     7,738  21.79     168,601      147,982
Scudder VIT Equity 500 Index                            5,626,298  13.11  73,760,766   65,134,921
Scudder VIT Small Cap Index                             2,463,649  14.40  35,476,548   29,314,711

Lincoln Life Flexible Premium Variable Life Account S

6. Changes in Units Outstanding


The change in units outstanding for the year ended December 31, 2005 is as follows:

                                                                                Net
                                                            Units     Units     Increase
Subaccount                                                  Issued    Redeemed  (Decrease)
------------------------------------------------------------------------------------------
AIM V.I. Growth                                                 1,276     (120)     1,156
AIM V.I. International Growth                                  27,904     (330)    27,574
ABVPSF Global Technology Class A                               52,690  (28,549)    24,141
ABVPSF Growth and Income Class A                              371,756 (149,169)   222,587
ABVPSF Large Cap Growth Class A                                27,335  (12,978)    14,357
ABVPSF Small/Mid Cap Value Class A                            166,072  (73,117)    92,955
American Century VP Income & Growth                           291,146 (412,011)  (120,865)
American Century VP Inflation Protection Class 2              357,955  (72,790)   285,165
American Century VP International                             174,262 (169,557)     4,705
American Funds Bond Class 2                                    37,272  (74,931)   (37,659)
American Funds Global Growth Class 2                          833,055 (652,773)   180,282
American Funds Global Small Capitalization Class 2            160,602  (27,556)   133,046
American Funds Growth Class 2                               1,014,198 (430,682)   583,516
American Funds Growth-Income Class 2                          545,397 (232,634)   312,763
American Funds High-Income Bond Class 2                       560,303 (353,195)   207,108
American Funds International Class 2                          316,937  (92,423)   224,514
American Funds U.S. Government/AAA-Rated Securities Class 2   496,696 (441,233)    55,463
Baron Capital Asset                                           563,846 (373,706)   190,140
Delaware VIPT Capital Reserves                                 26,847     (145)    26,702
Delaware VIPT Diversified Income                              380,843 (156,730)   224,113
Delaware VIPT Emerging Markets                                236,001  (92,956)   143,045
Delaware VIPT High Yield                                      114,374 (121,515)    (7,141)
Delaware VIPT International Value Equity                       21,734  (60,460)   (38,726)
Delaware VIPT REIT                                            564,368 (466,700)    97,668
Delaware VIPT Small Cap Value                                 531,124 (301,532)   229,592
Delaware VIPT Trend                                            75,755  (73,702)     2,053
Delaware VIPT U.S. Growth                                      13,318   (5,059)     8,259
Delaware VIPT Value                                            30,787  (11,686)    19,101
Fidelity VIP Asset Manager Service Class                      167,553 (165,388)     2,165
Fidelity VIP Contrafund Service Class                         962,665 (476,925)   485,740
Fidelity VIP Equity-Income Service Class                      348,819 (176,162)   172,657
Fidelity VIP Growth Service Class                             622,616 (955,025)  (332,409)
Fidelity VIP High Income Service Class                          7,827   (7,404)       423
Fidelity VIP Mid Cap Service Class                             97,412     (981)    96,431
Fidelity VIP Overseas Service Class                           314,704 (230,424)    84,280
FTVIPT Franklin Small-Mid Cap Growth Securities               126,777  (70,238)    56,539
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2       135,133 (580,449)  (445,316)
FTVIPT Templeton Foreign Securities Class 2                    67,626  (79,109)   (11,483)
FTVIPT Templeton Global Asset Allocation Class 2               23,064  (29,181)    (6,117)
FTVIPT Templeton Global Income Securities                         224      (17)       207
FTVIPT Templeton Growth Securities                            106,152  (55,279)    50,873
FTVIPT Templeton Growth Securities Class 2                     27,494  (38,977)   (11,483)
Janus Aspen Series Balanced                                   332,676 (819,284)  (486,608)
Janus Aspen Series Balanced Service Shares                    424,367 (412,699)    11,668
Janus Aspen Series Flexible Bond                               50,695  (35,421)    15,274
Janus Aspen Series Flexible Bond Service Shares               153,133  (74,730)    78,403
Janus Aspen Series Global Technology Service Shares            62,656  (65,256)    (2,600)
Janus Aspen Series Mid Cap Growth                             176,028 (358,389)  (182,361)
Janus Aspen Series Mid Cap Growth Service Shares              295,121 (209,633)    85,488
Janus Aspen Series Worldwide Growth                            59,525 (923,162)  (863,637)
Janus Aspen Series Worldwide Growth Service Shares             24,155  (32,357)    (8,202)
Lincoln VIPT Aggressive Growth                                 92,172  (19,759)    72,413
Lincoln VIPT Aggressive Profile                                 2,050   (1,514)       536
Lincoln VIPT Bond                                           1,899,365 (784,529) 1,114,836
Lincoln VIPT Capital Appreciation                             232,112 (368,275)  (136,163)
Lincoln VIPT Conservative Profile                               2,534     (633)     1,901
Lincoln VIPT Equity-Income                                    119,440 (149,471)   (30,031)
Lincoln VIPT Global Asset Allocation                           73,560  (68,807)     4,753
Lincoln VIPT Growth Opportunities                                  50       (2)        48

Lincoln Life Flexible Premium Variable Life Account S

                                                                                  Net
                                                            Units     Units       Increase
Subaccount                                                  Issued    Redeemed    (Decrease)
--------------------------------------------------------------------------------------------
Lincoln VIPT International                                    231,876    (76,648)   155,228
Lincoln VIPT Moderate Profile                                   6,202       (951)     5,251
Lincoln VIPT Moderately Aggressive Profile                        514       (241)       273
Lincoln VIPT Money Market                                   7,481,856 (6,084,003) 1,397,853
Lincoln VIPT Social Awareness                                  64,620    (60,232)     4,388
M Fund Brandes International Equity                            27,081       (816)    26,265
M Fund Frontier Capital Appreciation                            7,890        (37)     7,853
M Fund Turner Core Growth                                       7,433         --      7,433
MFS VIT Capital Opportunities                                  27,245    (38,021)   (10,776)
MFS VIT Emerging Growth                                        46,049    (35,683)    10,366
MFS VIT Research                                                8,011    (28,755)   (20,744)
MFS VIT Total Return                                          277,006   (127,838)   149,168
MFS VIT Utilities                                             396,314   (159,786)   236,528
NB AMT Mid-Cap Growth                                         399,464   (274,862)   124,602
NB AMT Partners                                                47,979    (28,184)    19,795
NB AMT Regency                                                264,919   (105,674)   159,245
PIMCO VIT OPCAP Managed                                        29,463    (18,734)    10,729
Oppenheimer Main Street Growth & Income                        10,020   (120,451)  (110,431)
Putnam VT Growth & Income Class IB                              2,450    (25,333)   (22,883)
Scudder VIT EAFE Equity Index                                  81,679   (442,178)  (360,499)
Scudder VIT Equity 500 Index                                2,252,573   (893,477) 1,359,096
Scudder VIT Small Cap Index                                   951,371   (439,373)   511,998

The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                                                  Net
                                                            Units     Units       Increase
Subaccount                                                  Issued    Redeemed    (Decrease)
--------------------------------------------------------------------------------------------
AIM V.I. Growth                                                 1,814       (371)     1,443
AIM V.I. International Growth                                   1,041     (1,731)      (690)
ABVPSF Growth and Income Class A                              176,754    (53,014)   123,740
ABVPSF Large Cap Growth Class A                                 8,196       (556)     7,640
ABVPSF Small/Mid Cap Value Class A                             31,644       (587)    31,057
ABVPSF Global Technology Class A                               37,013    (17,183)    19,830
American Century VP Income & Growth                           344,261   (500,222)  (155,961)
American Century VP Inflation Protection Class 2               37,500     (1,008)    36,492
American Century VP International                             261,030   (425,007)  (163,977)
American Funds Bond Class 2                                   250,492   (467,155)  (216,663)
American Funds Global Growth Class 2                          520,526    (98,432)   422,094
American Funds Global Small Capitalization Class 2             20,719       (687)    20,032
American Funds Growth Class 2                                 734,269   (298,061)   436,208
American Funds Growth-Income Class 2                          410,438   (248,036)   162,402
American Funds High-Income Bond Class 2                       505,671   (195,669)   310,002
American Funds International Class 2                          158,894     (8,538)   150,356
American Funds U.S. Government/AAA-Rated Securities Class 2   575,262   (389,688)   185,574
Baron Capital Asset                                           623,185   (303,138)   320,047
Delaware VIPT Diversified Income                               45,466     (2,483)    42,983
Delaware VIPT Emerging Markets                                 66,502    (11,658)    54,844
Delaware VIPT High Yield                                      117,667    (50,510)    67,157
Delaware VIPT International Value Equity                      113,585    (78,194)    35,391
Delaware VIPT REIT                                            412,583   (127,338)   285,245
Delaware VIPT Small Cap Value                                 726,619   (434,758)   291,861
Delaware VIPT Trend                                            92,107    (40,412)    51,695
Delaware VIPT U.S. Growth                                         195         (8)       187
Delaware VIPT Value                                            11,684     (1,186)    10,498
Fidelity VIP Asset Manager Service Class                      433,154   (334,822)    98,332
Fidelity VIP Contrafund Service Class                       1,581,940   (953,806)   628,134
Fidelity VIP Equity-Income Service Class                      485,759    (51,439)   434,320
Fidelity VIP Growth Service Class                           1,561,788 (2,156,047)  (594,259)
Fidelity VIP High Income Service Class                         86,449   (161,676)   (75,227)

Lincoln Life Flexible Premium Variable Life Account S

                                                                              Net
                                                        Units     Units       Increase
Subaccount                                              Issued    Redeemed    (Decrease)
-----------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class                       709,819   (488,493)    221,326
FTVIPT Franklin Small-Mid Cap Growth Securities            68,019     (6,269)     61,750
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2   303,361   (388,997)    (85,636)
FTVIPT Templeton Foreign Securities Class 2               141,217   (100,838)     40,379
FTVIPT Templeton Global Asset Allocation Class 2           56,638    (78,616)    (21,978)
FTVIPT Templeton Growth Securities                         71,564     (7,306)     64,258
FTVIPT Templeton Growth Securities Class 2                 51,273    (35,026)     16,247
Janus Aspen Series Balanced                               487,502 (1,460,219)   (972,717)
Janus Aspen Series Balanced Service Shares                522,254   (109,490)    412,764
Janus Aspen Series Flexible Bond                           64,242    (69,982)     (5,740)
Janus Aspen Series Flexible Bond Service Shares           143,552    (84,265)     59,287
Janus Aspen Series Global Technology Service Shares       186,181   (201,248)    (15,067)
Janus Aspen Series Mid Cap Growth                         718,471 (1,971,738) (1,253,267)
Janus Aspen Series Mid Cap Growth Service Shares          353,580    (13,288)    340,292
Janus Aspen Series Worldwide Growth                       622,492 (1,434,066)   (811,574)
Janus Aspen Series Worldwide Growth Service Shares        132,218    (23,029)    109,189
Lincoln VIPT Aggressive Growth                             39,155     (2,383)     36,772
Lincoln VIPT Bond                                       2,030,369 (1,475,613)    554,756
Lincoln VIPT Capital Appreciation                         320,753   (448,860)   (128,107)
Lincoln VIPT Equity-Income                                287,458   (414,256)   (126,798)
Lincoln VIPT Global Asset Allocation                       54,182     (1,646)     52,536
Lincoln VIPT International                                 72,637    (23,136)     49,501
Lincoln VIPT Money Market                               6,625,557 (5,619,214)  1,006,343
Lincoln VIPT Social Awareness                              37,490    (36,108)      1,382
M Fund Brandes International Equity                         9,287        (57)      9,230
MFS VIT Capital Opportunities                              44,234   (205,194)   (160,960)
MFS VIT Emerging Growth                                    44,881    (32,011)     12,870
MFS VIT Research                                           53,587    (38,495)     15,092
MFS VIT Total Return                                      190,741   (101,122)     89,619
MFS VIT Utilities                                         138,661    (56,618)     82,043
NB AMT Mid-Cap Growth                                     406,074   (591,300)   (185,226)
NB AMT Partners                                            50,218    (37,327)     12,891
NB AMT Regency                                            126,874    (13,685)    113,189
PIMCO VIT OPCAP Managed                                    58,715    (33,177)     25,538
Oppenheimer Main Street Growth & Income                    69,968   (157,742)    (87,774)
Putnam VT Growth & Income Class IB                          8,604    (44,416)    (35,812)
Putnam VT Health Sciences Class IB                             --       (968)       (968)
Scudder VIT EAFE Equity Index                             299,757   (182,553)    117,204
Scudder VIT Equity 500 Index                            2,673,817 (1,679,195)    994,622
Scudder VIT Small Cap Index                               840,526   (158,853)    681,673

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

We have audited the accompanying statement of assets and liabilities of Lincoln Life Flexible Premium Variable Life Account S ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2005, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Lincoln Life Flexible Premium Variable Life Account S at December 31, 2005, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Fort Wayne, Indiana
March 1, 2006

                  The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Balance Sheets

                                                                           2005          2004
                                                                       ------------  ------------
                                                                             (000s omitted)
                                                                       --------------------------
ASSETS
Investments:
  Securities available-for-sale, at fair value:
    Fixed maturity (cost: 2005 -- $31,266,985; 2004 -- $31,514,767)    $ 32,244,707  $ 33,331,468
-----------------------------------------------------------------------
    Equity (cost: 2005 -- $94,908; 2004 -- $101,173)                        101,416       113,678
-----------------------------------------------------------------------
  Trading securities                                                      2,984,534     2,942,495
-----------------------------------------------------------------------
  Mortgage loans on real estate                                           3,661,585     3,855,110
-----------------------------------------------------------------------
  Real estate                                                               182,484       191,108
-----------------------------------------------------------------------
  Policy loans                                                            1,857,793     1,864,727
-----------------------------------------------------------------------
  Derivative investments                                                     41,426        52,663
-----------------------------------------------------------------------
  Other investments                                                         423,214       369,103
-------------------------------------------------------------------    ------------  ------------
     Total Investments                                                   41,497,159    42,720,352
-----------------------------------------------------------------------
Cash and invested cash                                                    1,961,621     1,237,704
-----------------------------------------------------------------------
Deferred acquisition costs                                                3,604,111     2,854,067
-----------------------------------------------------------------------
Premium and fees receivable                                                 285,114       243,289
-----------------------------------------------------------------------
Accrued investment income                                                   499,509       495,532
-----------------------------------------------------------------------
Amounts recoverable from reinsurers                                       6,955,245     7,055,970
-----------------------------------------------------------------------
Goodwill                                                                    919,172       919,172
-----------------------------------------------------------------------
Other intangible assets                                                     741,778       819,076
-----------------------------------------------------------------------
Other assets                                                              1,090,744       944,230
-----------------------------------------------------------------------
Assets held in separate accounts                                         56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Assets                                                      $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Insurance and Investment Contract Liabilities:
  Insurance policy and claim reserves                                  $ 22,973,002  $ 22,461,322
-----------------------------------------------------------------------
  Contractholder funds                                                   22,612,264    23,126,638
-------------------------------------------------------------------    ------------  ------------
     Total Insurance and Investment Contract Liabilities                 45,585,266    45,587,960
-----------------------------------------------------------------------
Short-term debt                                                              33,861        32,072
-----------------------------------------------------------------------
Long-term debt                                                            1,250,000     1,297,182
-----------------------------------------------------------------------
Federal income taxes                                                        101,168       149,638
-----------------------------------------------------------------------
Reinsurance related derivative liability                                    278,243       351,974
-----------------------------------------------------------------------
Funds withheld reinsurance liabilities                                    1,710,704     1,580,217
-----------------------------------------------------------------------
Other liabilities                                                         2,434,074     2,186,576
-----------------------------------------------------------------------
Deferred gain on indemnity reinsurance                                      835,016       911,437
-----------------------------------------------------------------------
Liabilities related to separate accounts                                 56,427,220    48,018,358
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities                                                  108,655,552   100,115,414
-------------------------------------------------------------------    ------------  ------------
Shareholders' Equity:
Common stock -- $2.50 par value,
 authorized, issued and outstanding shares -- 10 million
 (owned by Lincoln National Corporation)                                     25,000        25,000
-------------------------------------------------------------------
Retained earnings                                                         4,847,735     4,385,155
-----------------------------------------------------------------------
Accumulated Other Comprehensive Income:
  Net unrealized gain on securities available-for-sale                      451,716       781,157
-----------------------------------------------------------------------
  Net unrealized gain on derivative instruments                               7,539        13,985
-----------------------------------------------------------------------
  Minimum pension liability adjustment                                       (5,869)      (12,961)
-------------------------------------------------------------------    ------------  ------------
     Total Accumulated Other Comprehensive Income                           453,386       782,181
-------------------------------------------------------------------    ------------  ------------
     Total Shareholders' Equity                                           5,326,121     5,192,336
-------------------------------------------------------------------    ------------  ------------
     Total Liabilities and Shareholders' Equity                        $113,981,673  $105,307,750
-------------------------------------------------------------------    ============  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Income

                                                                          2005        2004        2003
                                                                       ----------  ----------  ----------
                                                                                 (000s omitted)
                                                                       ----------------------------------
Revenue:
Insurance premiums                                                     $   67,101  $  158,382  $  205,544
-----------------------------------------------------------------------
Insurance fees                                                          1,615,921   1,443,330   1,287,251
-----------------------------------------------------------------------
Net investment income                                                   2,592,298   2,593,207   2,540,077
-----------------------------------------------------------------------
Realized gain (loss) on investments                                       (16,282)    (45,139)    330,768
-----------------------------------------------------------------------
Amortization of deferred gain on indemnity reinsurance                     76,420      87,387      74,234
-----------------------------------------------------------------------
Other revenue and fees                                                    323,520     289,314     242,617
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Revenue                                                          4,658,978   4,526,481   4,680,491
---------------------------------------------------------------------- ----------  ----------  ----------

Benefits and Expenses:
Benefits                                                                2,155,508   2,177,111   2,280,403
-----------------------------------------------------------------------
Underwriting, acquisition, insurance and other expenses                 1,557,530   1,494,623   1,397,692
-----------------------------------------------------------------------
Interest and debt expense                                                  79,357      78,817      79,305
---------------------------------------------------------------------- ----------  ----------  ----------
 Total Benefits and Expenses                                            3,792,395   3,750,551   3,757,400
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Federal Income Taxes and Cumulative Effect of Accounting
  Changes                                                                 866,583     775,930     923,091
-----------------------------------------------------------------------
Federal income taxes                                                      222,977     193,213     244,919
---------------------------------------------------------------------- ----------  ----------  ----------
Income before Cumulative Effect of Accounting Changes                     643,606     582,717     678,172
-----------------------------------------------------------------------
Cumulative Effect of Accounting Changes (net of Federal income taxes)          --     (25,647)   (236,624)
---------------------------------------------------------------------- ----------  ----------  ----------
 Net Income                                                            $  643,606  $  557,070  $  441,548
---------------------------------------------------------------------- ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Shareholders' Equity

                                                                            2005        2004        2003
                                                                         ----------  ----------  ----------
                                                                                   (000s omitted)
                                                                         ----------------------------------
Common Stock:
Balance at beginning and end-of-year                                     $   25,000  $   25,000  $   25,000
-------------------------------------------------------------------------

Retained Earnings:
Balance at beginning-of-year                                              4,385,155   3,856,029   3,610,211
-------------------------------------------------------------------------
Comprehensive income                                                        314,811     566,288     531,059
-------------------------------------------------------------------------
Less other comprehensive income (loss) (net of federal income tax):
 Foreign currency translation adjustment                                                               (375)
-------------------------------------------------------------------------
 Net unrealized gain (loss) on securities available-for-sale, net of
   reclassification adjustment                                             (329,441)     23,187      54,870
-------------------------------------------------------------------------
 Net unrealized gain (loss) on derivative instruments                        (6,446)    (10,287)     (7,557)
-------------------------------------------------------------------------
 Minimum pension liability adjustment                                         7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
Net Income                                                                  643,606     557,070     441,548
-------------------------------------------------------------------------
Additional investment by Lincoln National Corporation/Stock Compensation     18,974     122,056       4,270
-------------------------------------------------------------------------
Dividends declared                                                         (200,000)   (150,000)   (200,000)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                 4,847,735   4,385,155   3,856,029
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Securities Available-for-Sale:
Balance at beginning-of-year                                                781,157     757,970     703,100
-------------------------------------------------------------------------
Change during the year                                                     (329,441)     23,187      54,870
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                   451,716     781,157     757,970
------------------------------------------------------------------------ ----------  ----------  ----------

Net Unrealized Gain on Derivative Instruments:
Balance at beginning-of-year                                                 13,985      24,272      31,829
-------------------------------------------------------------------------
Change during the year                                                       (6,446)    (10,287)     (7,557)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                     7,539      13,985      24,272
------------------------------------------------------------------------ ----------  ----------  ----------

Minimum Pension Liability Adjustment:
Balance at beginning-of-year                                                (12,961)     (9,279)    (51,852)
-------------------------------------------------------------------------
Change during the year                                                        7,092      (3,682)     42,573
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                    (5,869)    (12,961)     (9,279)
------------------------------------------------------------------------ ----------  ----------  ----------

Foreign Currency Translation Adjustment:
Balance at beginning-of-year                                                     --          --         375
-------------------------------------------------------------------------
Change during the year                                                           --          --        (375)
------------------------------------------------------------------------ ----------  ----------  ----------
   Balance at End-of-Year                                                        --          --          --
------------------------------------------------------------------------ ----------  ----------  ----------
Total Shareholders' Equity at End-of-Year                                $5,326,121  $5,192,336  $4,653,992
------------------------------------------------------------------------ ==========  ==========  ==========

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Consolidated Statements of Cash Flows

                                                                          2005         2004         2003
                                                                      -----------  -----------  ------------
                                                                                  (000s omitted)
                                                                      --------------------------------------
Cash Flows from Operating Activities:
Net income                                                            $   643,606  $   557,070  $    441,548
----------------------------------------------------------------------
Adjustments to reconcile net income to net cash provided by operating activities:
 Deferred acquisition costs                                              (485,397)    (426,843)     (374,713)
----------------------------------------------------------------------
 Premiums and fees receivable                                              53,974      111,818      (174,546)
----------------------------------------------------------------------
 Accrued investment income                                                 (3,977)      (5,024)       14,436
----------------------------------------------------------------------
 Policy liabilities and accruals                                         (384,636)    (741,920)      335,873
----------------------------------------------------------------------
 Net trading securities purchases, sales and maturities                   (72,446)     (98,798)     (446,890)
----------------------------------------------------------------------
 Cumulative effect of accounting change                                        --       39,457       363,933
----------------------------------------------------------------------
 Contractholder funds                                                     813,111      905,587     1,095,460
----------------------------------------------------------------------
 Amounts recoverable from reinsurers                                      100,725      374,969      (895,523)
----------------------------------------------------------------------
 Federal income taxes                                                     144,045      120,968       202,067
----------------------------------------------------------------------
 Stock-based compensation expense                                          18,107       18,534         9,589
----------------------------------------------------------------------
 Depreciation                                                              64,273       48,260        49,039
----------------------------------------------------------------------
 Amortization of other intangible assets                                   77,299      102,208        90,917
----------------------------------------------------------------------
 Realized loss on investments and derivative instruments                   16,282       59,277        12,084
----------------------------------------------------------------------
 Gain on sale of subsidiaries/business                                         --      (14,137)           --
----------------------------------------------------------------------
 Amortization of deferred gain                                            (76,420)     (87,387)      (74,234)
----------------------------------------------------------------------
 Other                                                                   (246,448)    (275,023)      308,265
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Adjustments                                                         18,492      131,946       515,757
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by Operating Activities                              662,098      689,016       957,305
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Investing Activities:
Securities-available-for-sale:
 Purchases                                                             (5,724,964)  (9,001,101)  (13,338,976)
----------------------------------------------------------------------
 Sales                                                                  3,766,918    4,740,060     8,181,666
----------------------------------------------------------------------
 Maturities                                                             2,392,403    2,468,287     3,010,136
----------------------------------------------------------------------
Purchase of other investments                                          (1,007,699)  (1,938,069)   (1,520,429)
----------------------------------------------------------------------
Sale or maturity of other investments                                   1,150,891    2,186,586     1,763,285
----------------------------------------------------------------------
Proceeds from disposition of business                                          --       10,242            --
----------------------------------------------------------------------
Other                                                                       8,647      145,524      (114,153)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Investing Activities                    586,196   (1,388,471)   (2,018,471)
--------------------------------------------------------------------- -----------  -----------  ------------

Cash Flows from Financing Activities:
Issuance of long-term debt                                                     --       47,182            --
----------------------------------------------------------------------
Payment of long-term debt                                                 (47,182)          --            --
----------------------------------------------------------------------
Net decrease in short-term debt                                             1,789       (9,805)      (61,819)
----------------------------------------------------------------------
Universal life and investment contract deposits                         4,783,388    4,928,315     4,935,740
----------------------------------------------------------------------
Universal life and investment contract withdrawals                     (3,755,091)  (3,353,031)   (2,746,914)
----------------------------------------------------------------------
Investment contract transfers                                          (1,482,777)  (1,336,438)     (816,826)
----------------------------------------------------------------------
Increase in cash collateral on loaned securities                           45,009      181,013       112,236
----------------------------------------------------------------------
Increase in funds withheld liability                                      130,487       87,151        34,998
----------------------------------------------------------------------
Capital contribution from shareholder                                          --      100,000            --
----------------------------------------------------------------------
Dividends paid to shareholders                                           (200,000)    (150,000)     (200,000)
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Cash Provided by (Used in) Financing Activities                   (524,377)     494,387     1,257,415
--------------------------------------------------------------------- -----------  -----------  ------------
   Net Increase (Decrease) in Cash and Invested Cash                      723,917     (205,068)      196,249
--------------------------------------------------------------------- -----------  -----------  ------------
Cash and Invested Cash at Beginning-of-Year                             1,237,704    1,442,772     1,246,523
--------------------------------------------------------------------- -----------  -----------  ------------
   Cash and Invested Cash at End-of-Year                              $ 1,961,621  $ 1,237,704  $  1,442,772
--------------------------------------------------------------------- ===========  ===========  ============

See accompanying notes to the Consolidated Financial Statements.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
1. Summary of Significant Accounting Policies

Basis of Presentation.
The accompanying Consolidated Financial Statements include The Lincoln National Life Insurance Company ("the Company") and its majority-owned subsidiaries (LNL or The Company which may be referred to as we or us). The Company is domiciled in Indiana. Lincoln National Corporation ("LNC") owns 100% of the Company on a direct basis and its subsidiaries on an indirect basis. The Company owns 100% of the outstanding common stock of two insurance company subsidiaries: First Penn-Pacific Life Insurance Company ("First Penn") and Lincoln Life & Annuity Company of New York ("Lincoln Life New York"). The Company also owns several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's internally owned wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States and several U.S. territories. Operations are divided into two business segments: Lincoln Retirement and Life Insurance (see
Note 10). These Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States. The balance sheet information presented in these financial statements and notes thereto is as of December 31 for each respective year. The statement of income information is for the year ended December 31 for each respective year.

Use of Estimates.
The nature of the insurance business requires management to make numerous estimates and assumptions that affect the amounts reported in the Consolidated Financial Statements and accompanying notes. Actual results may differ from those estimates.

Investments.
Securities available-for-sale consist of fixed maturity and equity securities, which are carried at fair value. The cost of available-for-sale fixed maturity securities is adjusted for amortization of premiums and discounts. The cost of available-for-sale fixed maturity and equity securities is reduced to fair value with a corresponding charge to realized loss on investments for declines in value that are other than temporary.

Trading securities consist of fixed maturity and equity securities in designated portfolios, which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for these portfolios, including gains and losses from sales, are passed directly to the reinsurers through the contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements.

For the mortgage-backed securities portion of the trading and available-for-sale fixed maturity securities portfolios, we recognize investment income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. When the effective yield changes, the carrying value of the security is adjusted prospectively. This adjustment is reflected in net investment income.

Mortgage loans on real estate are carried at the outstanding principal balances adjusted for amortization of premiums and discounts and are net of valuation allowances. Valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value when it is probable that based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, the cost is adjusted or a provision for loss is established equal to the difference between the amortized cost of the mortgage loan and the estimated value. Estimated value is based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's observable market price; 3) the fair value of the collateral. The provision for losses is reported as realized gain (loss) on investments. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. Interest income on mortgage loans includes interest collected, the change in accrued interest, and amortization of premiums and discounts. Mortgage loan fees and costs are recorded in net investment income as they are incurred.

Investment real estate is carried at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset. Cost is adjusted for impairment when the projected undiscounted cash flow from the investment is less than the carrying value. Impaired real estate is written down to the estimated fair value of the real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Also, valuation allowances for losses are established, as appropriate, for real estate holdings that are in the process of being sold. Real estate acquired through foreclosure proceedings is reclassified on the balance sheet from mortgage loans on real estate to real estate and is recorded at fair value at the settlement date, which establishes a new cost basis. If a subsequent periodic review of a foreclosed property indicates the fair value, less estimated costs to sell, is lower than the carrying value at settlement date, the carrying value is adjusted to the lower amount. Write-downs to real estate and any changes to the reserves on real estate are reported as realized gain (loss) on investments.

Policy loans are carried at aggregate unpaid balances.

Cash and invested cash are carried at cost and include all highly liquid debt instruments purchased with a maturity of three months or less.

Realized gain (loss) on investments includes realized gains and (losses) from the sale of investments, derivative gains (losses),

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

gains on sale of subsidiaries/business, and net gain on reinsurance embedded derivative/trading securities. See Note 3 for additional detail. Realized gain
(loss) on investments is recognized in net income, net of associated amortization of deferred acquisition costs ("DAC") and investment expenses, using the specific identification method. Changes in the fair values of available-for-sale securities carried at fair value are reported as a component of accumulated other comprehensive income, after deductions for related adjustments for DAC and amounts required to satisfy policyholder commitments that would have been recorded had these securities been sold at their fair value, and after deferred taxes or credits to the extent deemed recoverable.

Derivative Instruments.
We hedge certain portions of our exposure to interest rate risk, credit risk, foreign exchange risk and equity fluctuation risk by entering into derivative transactions. We recognize all derivative instruments as either assets or liabilities in the Consolidated Balance Sheets at fair value. The accounting for changes in the fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged -- as a cash flow hedge, fair value hedge or a hedge of a net investment in a foreign operation. As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges. In addition, we had derivative instruments that were economic hedges, but were not designated as hedging instruments under Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133").

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income ("OCI") and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument as well as the offsetting loss or gain in fair value on the hedged item attributable to the hedged risk are recognized in net income during the period of change in fair values. For derivative instruments not designated as hedging instruments, the gain or loss is recognized in net income during the period of change.

We have certain Modco and CFW reinsurance arrangements with embedded derivatives related to the funds withheld assets. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the fair value of these derivatives are recorded in net income as they occur. Offsetting these amounts are corresponding changes in the fair value of trading securities in portfolios that support these arrangements.

See Note 8 for further discussion of our accounting policy for derivative instruments.

Loaned Securities.
Securities loaned are treated as collateralized financing transactions and a liability is recorded equal to the cash collateral received which is typically greater than the market value of the related securities loaned. This liability is included within other liabilities in our Consolidated Balance Sheets. Our agreements with third parties generally contain contractual provisions to allow for additional collateral to be obtained when necessary. We value collateral daily and obtain additional collateral when deemed appropriate.

Property and Equipment.
Property and equipment owned for company use is included in other assets in our Consolidated Balance Sheet and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets.

Premiums and Fees on Investment Products and Universal Life and Traditional Life Insurance Products.
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance. Revenues for investment products and universal life insurance products consist of net investment income, asset based fees, cost of insurance charges, percent of premium charges, policy administration charges and surrender charges that have been assessed and earned against policy account balances and premiums received during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset based fees, cost of insurance and policy administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contractholder in accordance with contractual terms.

Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due from the policyholder.

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)


Other Revenues and Fees.
Other revenue and fees principally consists of amounts earned by LFA, our retail distribution arm, from sales of third party insurance and investment products. Such revenue is recorded as earned at the time of sale.

Assets Held in Separate Accounts/Liabilities Related to Separate Accounts. These assets and liabilities related to separate accounts represent segregated funds administered and invested by us and our insurance subsidiaries for the exclusive benefit of pension and variable life and annuity contractholders. Both the assets and liabilities are carried at fair value. The fees earned by us and our insurance subsidiaries for administrative and contractholder maintenance services performed for these separate accounts are included in insurance fee revenue.

Deferred Acquisition Costs, Deferred Front End Loads, Deferred Sales
Inducements.
Commissions and other costs of acquiring universal life insurance, variable universal life insurance, traditional life insurance, annuities and other investment contracts, which vary with and are primarily related to the production of new business, have been deferred to the extent recoverable. The methodology for determining the amortization of acquisition costs varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97") and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). Under SFAS 97, acquisition costs for universal life, variable universal life insurance and investment-type products, which include fixed and variable deferred annuities, are amortized over the lives of the policies in relation to the incidence of estimated gross profits from surrender charges, investment, mortality net of reinsurance ceded and expense margins, and actual realized gain (loss) on investments. Past amortization amounts are adjusted when revisions are made to the estimates of current or future gross profits expected from a group of products. Policy lives for universal and variable universal life policies are estimated to be 30 years, based on the expected lives of the policies. Policy lives for fixed and variable deferred annuities are 14 to 18 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term, or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable experience.

Under SFAS 60, acquisition costs for traditional life insurance products, which include whole life and term life insurance contracts are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC being amortized under SFAS 60 for fixed and variable payout annuities.

For all SFAS 97 and SFAS 60 policies, amortization is based on assumptions consistent with those used in the development of the underlying policy form adjusted for emerging experience and expected trends.

Policy sales charges that are collected in the early years of an insurance policy have been deferred (referred to as "deferred front-end loads" or "DFEL") and are amortized into income over the life of the policy in a manner consistent with that used for DAC. (See above for discussion of amortization methodologies.)

Bonus credits and amounts credited to policyholders for enhanced interest rates on variable annuity contracts that are under dollar cost averaging ("DCA") funding arrangements are considered sales inducement and deferred as a sales inducement asset (referred to as "deferred sales inducements" or "DSI") included in other assets. DSI is amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

Benefits and Expenses.
Benefits and expenses for universal life-type and other interest-sensitive life insurance products include interest credited to policy account balances and benefit claims incurred during the period in excess of policy account balances. Interest crediting rates associated with funds invested in our general account during 2003 through 2005 ranged from 4.0% to 7.0%. For traditional life, group health and disability income products, benefits and expenses, other than DAC, are recognized when incurred in a manner consistent with the related premium recognition policies. Benefits and expenses includes the change in reserves for annuity products with guaranteed benefits, such as guaranteed minimum death benefits ("GMDB") and guaranteed income benefits ("GIB"), and the change in fair values of guarantees for annuity products with guaranteed minimum withdrawal benefits ("GMWB").

Goodwill and Other Intangible Assets.
Goodwill, as measured by the excess of the cost of acquired subsidiaries or businesses over the fair value of net assets acquired, is not amortized, but is subject to impairment tests conducted at least annually.

Other intangible assets for acquired insurance businesses consist of the value of existing blocks of business (referred to as the "present value of in-force"). The present value of in-force ("PVIF") is amortized over the expected lives of the block of insurance business in relation to the incidence of estimated profits expected to be generated on universal life, variable universal life and investment-type products acquired, (i.e., variable deferred annuities) and over the premium paying period for insurance products acquired, (i.e., traditional life insurance products). Amortization is based upon assumptions used in pricing the acquisition of the block of business and is adjusted for emerging experience. Accordingly, amortization periods and methods of amortization for PVIF vary depending upon the particular characteristics of the underlying blocks of acquired insurance business. PVIF is amortized in a manner consistent with DAC.

The carrying values of other intangible assets are reviewed periodically for indicators of impairment in value that are other than temporary, including unexpected or adverse changes in the following: (1) the economic or competitive

The Lincoln National Life Insurance Company

1. Summary of Significant Accounting Policies (continued)

environments in which the company operates, (2) profitability analyses,
(3) cash flow analyses, and (4) the fair value of the relevant subsidiary. If there was an indication of impairment then the cash flow method would be used to measure the impairment and the carrying value would be adjusted as necessary.

Insurance and Investment Contract Liabilities.
The liabilities for future policy benefits and claim reserves for universal and variable universal life insurance policies consist of policy account balances that accrue to the benefit of the policyholders, excluding surrender charges. The liabilities for future insurance policy benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of policy issue. Interest assumptions for traditional direct individual life reserves for all policies range from 2.25% to 7.00% depending on the time of policy issue. The interest assumptions for immediate and deferred paid-up annuities range from 0.75% to 13.50%.

Beginning January 1, 2004, the liabilities for future claim reserves for variable annuity products containing GMDB features are calculated by multiplying the benefit ratio (present value of total expected GMDB payments over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GMDB payments plus interest. The change in the reserve for a period is then the benefit ratio multiplied by the assessments recorded for the period less GMDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to DAC. Prior to January 1, 2004, the liabilities for future claim reserves for the GMDB feature were a function of the net amount at risk ("NAR"), mortality, persistency and incremental death benefit mortality and expense assessments ("M&E") expected to be incurred over the period of time for which the NAR was positive.

With respect to its insurance and investment contract liabilities, we continually review our: 1) overall reserve position; 2) reserving techniques and 3) reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2005 and 2004 participating policies comprised 3% and 4% of the face amount of insurance in-force, and dividend expenses were $77.7 million, $77.4 million, and $81.6 million for the years ended December 31, 2005, 2004 and 2003, respectively.

Reinsurance.
We enter into reinsurance agreements with other companies in the normal course of its business. Prior to the acquisition of our reinsurance operations by Swiss Re in 2001, we assumed reinsurance from unaffiliated companies. The transaction with Swiss Re involved a series of indemnity reinsurance transactions combined with the sale of certain stock companies that comprised our reinsurance operations. All reinsurance agreements, excluding Modco agreements, are reported on a gross basis. Modco agreements are reported net, since there is a right of offset.

Post-retirement Medical and Life Insurance Benefits.
We account for our post-retirement medical and life insurance benefits using the full accrual method.

Stock Based Compensation.
We expense the fair value of stock awards included in LNC's incentive compensation plans. On the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology. The fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in shareholders' equity. For additional information on stock based incentive compensation see Note 7.

Income Taxes.
We and our eligible subsidiaries have elected to file consolidated Federal and state income tax returns with LNC and certain LNC subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.

Reclassifications.
Certain amounts reported in prior years' Consolidated Financial Statements have been reclassified to conform with the presentation adopted in the current year. These reclassifications have no effect on net income or shareholder's equity of the prior years.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
2. Changes in Accounting Principles and Changes in Estimates


SFAS No. 123(r) -- Accounting for Share-Based Payment.

In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (revised 2004), "Share-Based Payment" ("SFAS 123(r)"), which is a revision of SFAS 123, "Accounting for Stock-based Compensation." SFAS 123(r) requires recognition in the income statement of all share-based payments to employees based on their fair values. We had previously adopted the retroactive restatement method under SFAS 148, "Accounting for Stock-based Compensation - Transition and Disclosure," and restated all periods presented to reflect stock-based employee compensation cost under the fair value accounting method for all employee awards granted, modified or settled in fiscal years beginning after December 15, 1994.

We currently use the Black-Scholes formula to estimate the value of stock options granted to employees. We are evaluating the use of other acceptable option valuation models upon the required adoption of SFAS 123(r). SFAS 123(r) also requires the reporting of the benefits of tax deductions in excess of recognized compensation as financing cash flow rather than as an operating cash flow. In April 2005, the Securities and Exchange Commission ("SEC") deferred required implementation to January 1, 2006. We do not expect the adoption of SFAS 123(r) to have a material effect on our results of operations, operating cash flows or financial position.

Statement of Position 05-1.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 addresses the accounting for DAC on internal replacements other than those described in SFAS 97. An internal replacement is defined by SOP 05-1 as a modification in product benefits, features, rights or coverages that occurs by (a) exchanging the contract for a new contract, (b) amending, endorsing or attaching a rider to the contract, or
(c) electing a feature or coverage within a replaced contract. Contract modifications that result in a substantially unchanged contract will be accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract should be accounted for as an extinguishment of the replaced contract, and any unamortized DAC, unearned revenue and deferred sales charges must be written-off. SOP 05-1 is to be applied prospectively and is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We expect to adopt SOP 05-1 effective January 1, 2007. We are currently evaluating the potential effects of SOP 05-1 on our consolidated financial condition and results of operations.

EITF 03-1 -- The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments.

In March 2004, the FASB's Emerging Issues Task Force ("EITF") reached a final consensus on Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("EITF 03-1"). EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made.

In September 2004, the FASB delayed the effective date of the accounting and measurement provisions of EITF 03-1 in order to consider further guidance. However, the disclosure requirements and the definition of other-than-temporary impairment ("OTTI") included in EITF 03-1 were not delayed, and accordingly we adopted the definition of OTTI to evaluate all securities within the scope of EITF 03-1 and provided the required disclosures.

In November 2005, the FASB issued FASB Staff Position ("FSP") FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullifies the accounting and measurement provisions of EITF 03-1, references existing OTTI guidance, and supersedes EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." FSP 115-1 will be applied prospectively and is effective for reporting periods beginning after December 15, 2005. We will adopt FSP 115-1 on January 1, 2006. Our existing policies for recognizing OTTIs are consistent with the guidance in FSP 115-1, therefore we do not expect the adoption will have an effect on our consolidated financial condition or results of operations.

SFAS No. 155 -- Accounting for Certain Hybrid Financial Instruments -- an amendment of FASB Statements No. 133 and 140.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also: (a) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133;
(b) eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assts," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (c) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; and,
(d) eliminates restrictions on a qualifying special-purpose entity's ability to hold passive derivative financial instruments that pertain to beneficial interests that are or contain a derivative financial instrument. We expect to

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

adopt SFAS 155 for all financial instruments acquired, issued, or subject to a remeasurement event occurring after January 1, 2007. Upon adoption of SFAS 155, the fair value election may also be applied to hybrid financial instruments that had previously been bifurcated pursuant to SFAS 133. Prior period restatement is not permitted. We are currently evaluating the potential effects of SFAS 155 on our consolidated financial condition and results of operations.

Statement of Position 03-1.

Effective January 1, 2004, we implemented the provisions of AICPA SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1"). Adjustments arising from implementation, as discussed below, were recorded in net income as a cumulative effect of accounting change.

Guaranteed Minimum Death Benefit Reserves. Although there was no method prescribed under GAAP for GMDB reserving until the issuance of SOP 03-1, our Lincoln Retirement segment had been recording a reserve for GMDBs. At
December 31, 2003, our GMDB reserve was $46.4 million. Adoption of the GMDB reserving methodology under SOP 03-1 resulted in a decrease to reserves of $9.7 million pre-tax. GMDB reserves were $14.8 million and $18.2 million at December 31, 2005 and 2004, respectively, of which $14.4 million and $18.0 million were ceded to an affiliated reinsurance company. See Note 13 for additional information.

Application of SOP 03-1 impacts EGPs used to calculate amortization of DAC, PVIF, DSI, and the liability for DFEL. The benefit ratio approach under SOP 03-1 results in a portion of future GMDB fees being accrued as a liability for future GMDB reserves. As a result, the EGPs used in our determination of DAC amortization are lower under SOP 03-1. Therefore upon adoption of SOP 03-1 we reported an unfavorable DAC/PVIF/DSI/DFEL unlocking as a negative cumulative effect adjustment of $43.2 million pre-tax in 2004.

The combined effects of the GMDB reserve requirements and related unlocking adjustments from implementation of SOP 03-1 resulted in a charge to net income for the cumulative effect of accounting change of $35.3 million pre-tax ($22.9 million after-tax) in 2004.

Sales Inducements. Our Lincoln Retirement segment variable annuity product offerings include contracts that offer a bonus credit, typically ranging from 2% to 5% of each deposit. We also offer enhanced interest rates to variable annuity contracts that are under DCA funding arrangements. Bonus credits and excess DCA interest are considered sales inducements under SOP 03-1 and, as such, are to be deferred as a sales inducement asset and amortized as a benefit expense over the expected life of the contract. Amortization is computed using the same methodology and assumptions used in amortizing DAC.

We previously deferred bonus credits as part of the DAC asset and reported the amortization of bonus credits as part of DAC amortization. Upon implementation of SOP 03-1, we reclassified bonus credits of $45.2 million from DAC to DSI, which are reported in other assets on the Consolidated Balance Sheets. Amortization of the DSI asset is reported as part of benefit expense. Prior period balance sheet and income statement line item presentation has been reclassified to conform to the new basis of presentation.

We previously reported excess DCA interest as benefit expense when the excess interest was earned under the contract. As required by SOP 03-1, during the first quarter of 2004, we began deferring excess DCA interest as DSI and amortizing this DSI as benefit expense over the expected life of the contract. Over the long run the same amount of excess DCA interest expense will emerge under SOP 03-1 as under our previous accounting method. However, due to the prospective treatment of new DSI, our net income was $7.9 million higher under SOP 03-1 in 2004 relative to the approach used in 2003. This pattern is expected to continue for near term financial reporting periods.

Universal Life Contracts. Our Life Insurance segment offers an array of individual and survivor-life universal life insurance products that contain features for which SOP 03-1 might apply. A review of the products and their features for possible SOP implications concluded that no additional reserves were necessary with the exception of the MoneyGuard(R) product. MoneyGuard(R) is a universal life insurance product with an acceleration of death benefit feature that provides convalescent care benefit payments when the insured becomes chronically ill. There is an optional extension of benefit rider available that will provide continuation of the convalescent care benefit payments once the total benefits from the base policy have been exhausted. The optional extended benefit payments can be for 2 years, 4 years, or the remaining life of the insured. Charges for the extension rider are deducted from the base policy account value and vary by the length of extension period selected. The adoption of SOP 03-1 in 2004 resulted in a charge recorded as a cumulative effect of accounting change of $4.2 million pre-tax ($2.7 million after-tax) for the extension of benefit feature in MoneyGuard(R).

FSP FAS 97-1 -- Situations in Which Paragraphs of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability.

In June 2004, the FASB issued FSP FAS 97-1 ("FSP 97-1"), which was effective for the third quarter of 2004. FSP 97-1 clarified that SOP 03-1 did not restrict the recording of a liability for unearned revenue as defined in accordance with paragraphs 17(b) and 20 of SFAS 97 to only those situations where profits are followed by expected losses. We implemented the requirements of FSP 97-1, and they did not have any effect on our results of operations.

FSP FAS 106-2 -- Accounting and Disclosure Requirements Related to the Medicare Prescription Drug Improvement and Modernization Act of 2003.

In May 2004, the FASB issued FSP FAS 106-2 ("FSP 106-2"), to provide accounting guidance related to the Medicare

The Lincoln National Life Insurance Company

2. Changes in Accounting Principles and Changes in Estimates (continued)

Prescription Drug Improvement and Modernization Act of 2003 ("the Medicare Act"), which became law in December 2003. The Medicare Act introduces a prescription drug benefit under Medicare, and a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. FSP 106-2 requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in the third quarter of 2004. Implementation of FSP 106-2 did not have a material effect on our results of operations. For additional information, see Note 7. During 2005, we became eligible to receive the federal subsidy available under the Medicare Act, as the retiree prescription drug benefits included in our retiree medical benefit plan are at least actuarially equivalent to Medicare Part D.

Accounting for Modified Coinsurance.

During the fourth quarter of 2003, we implemented the FASB's Derivative Implementation Group Statement 133 Implementation Issue No. B36 ("DIG B36"). DIG B36 provides that the embedded derivatives included within Modco and CFW reinsurance agreements must be accounted for separately from the underlying reinsurance agreements. The effective date for our implementation of DIG B36 was the October 1, 2003 start date of the fourth quarter.

In 2003 we recorded a charge to net income as a cumulative effect of accounting change of $236.6 million after-tax ($363.9 million pre-tax), representing the fair value of the embedded derivatives included in various Modco and CFW reinsurance agreements. In conjunction with the cumulative effect of accounting change, we also recorded an increase in other comprehensive income of $222.8 million after-tax ($342.8 million pre-tax), relating to a release of the liability for unrealized investment gains on the underlying available-for-sale securities, which, prior to the implementation of DIG B36, had been accounted for as gains benefiting the reinsurance companies assuming the risks under the Modco and CFW reinsurance agreements. Concurrent with the initial recording of the embedded derivative associated with these reinsurance arrangements, we reclassified related available-for-sale securities to trading securities, resulting in a mark-to-market adjustment of $342.9 million pre-tax ($222.9 million after-tax). The net effect of these adjustments, at the time of implementing DIG B36, was a reduction of $21.1 million in net income and $13.8 million in shareholders' equity.

Effective with the fourth quarter of 2003, changes in the fair value of the embedded derivative flow through net income, as do changes in the fair value of the trading account securities. These adjustments do not net to zero in any one particular accounting period due to the fact that not all of the invested assets supporting these Modco and CFW reinsurance agreements were available-for-sale securities that could be reclassified to trading securities, and not all Modco and CFW reinsurance agreements have segregated portfolios of securities that can be classified as trading securities. However, it is important to note that these differences in net income will reverse over the term of the underlying Modco and CFW reinsurance agreements, reflecting the fact that the accounting for the embedded derivatives prescribed in DIG B36 changes the timing of the recognition of income under these Modco and CFW reinsurance agreements but does not change the total amount of earnings that will ultimately be reported over the life of these agreements.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
3. Investments

The amortized cost, gross unrealized gain and loss, and fair value of securities available-for-sale are as follows:

                                             Amortized Cost  Gains    Losses  Fair Value
                                             -------------- -------- -------  ----------
                                                            (in millions)
                                             -------------------------------------------
2005:
  Corporate bonds...........................   $24,189.6    $1,106.1 $(241.2) $25,054.5
  U.S. government bonds.....................       142.6        12.2      --      154.8
  Foreign government bonds..................       839.0        62.3    (2.9)     898.4
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       453.2         4.5    (5.5)     452.2
    Collateralized mortgage obligations.....     2,982.1        25.0   (34.0)   2,973.1
    Commercial mortgage backed securities...     2,350.5        51.8   (20.8)   2,381.5
    Other asset-backed securities...........        98.8         3.4    (0.2)     102.0
  State and municipal bonds.................       123.1         3.5    (0.8)     125.8
  Redeemable preferred stocks...............        88.1        14.3      --      102.4
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,267.0     1,283.1  (305.4)  32,244.7
Equity securities...........................        94.9         6.5      --      101.4
                                               ---------    -------- -------  ---------
     Total..................................   $31,361.9    $1,289.6 $(305.4) $32,346.1
                                               =========    ======== =======  =========
2004:
  Corporate bonds...........................   $24,415.4    $1,660.9 $(108.3) $25,968.0
  U.S. government bonds.....................       151.6        11.1      --      162.7
  Foreign government bonds..................       884.6        61.9    (0.4)     946.1
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........       695.8         9.9    (1.0)     704.7
    Collateralized mortgage obligations.....     2,650.8        62.6    (8.2)   2,705.2
    Commercial mortgage backed securities...     2,347.4       111.8    (9.7)   2,449.5
    Other asset-backed securities...........       150.3         7.7    (0.5)     157.5
  State and municipal bonds.................       157.7         4.5    (0.6)     161.6
  Redeemable preferred stocks...............        61.2        15.0      --       76.2
                                               ---------    -------- -------  ---------
     Total fixed maturity securities........    31,514.8     1,945.4  (128.7)  33,331.5
Equity securities...........................       101.2        12.5      --      113.7
                                               ---------    -------- -------  ---------
     Total..................................   $31,616.0    $1,957.9 $(128.7) $33,445.2
                                               =========    ======== =======  =========

Future maturities of fixed maturity securities available-for-sale are as follows:

                                             Amortized Cost Fair Value
                                             -------------- ----------
                                                   (in millions)
                                             -------------------------
           Due in one year or less..........   $   975.0    $   985.3
           Due after one year through five
            years...........................     5,956.0      6,096.2
           Due after five years through ten
            years...........................     9,293.6      9,546.6
           Due after ten years..............     9,157.8      9,707.8
                                               ---------    ---------
             Subtotal.......................    25,382.4     26,335.9
           Asset and mortgage-backed
            securities......................     5,884.6      5,908.8
                                               ---------    ---------
             Total..........................   $31,267.0    $32,244.7
                                               =========    =========

The foregoing data is based on stated maturities. Actual maturities will differ in some cases because borrowers may have the right to call or pre-pay obligations.

The amortized cost and estimated fair value of investments in asset/mortgage-backed securities summarized by interest rates of the underlying collateral are as follows:

                                  Amortized Cost Fair Value
                                  -------------- ----------
                                        (in millions)
                         -        -------------------------
                       Below 5%..    $  162.5     $  159.5
                       5%-6%.....     2,508.3      2,481.7
                       6%-7%.....     1,898.8      1,903.5
                       Above 7%..     1,315.0      1,364.1
                                     --------     --------
                         Total...    $5,884.6     $5,908.8
                                     ========     ========

The Lincoln National Life Insurance Company

3. Investments (continued)


The quality ratings of fixed maturity securities available-for-sale are as follows:

               NAIC         Rating Agency      Estimated
            Designation Equivalent Designation Fair Value % of Total
            ----------- ---------------------- ---------- ----------
                                                   (in millions)
                                               --------------------
                 1        AAA / AA / A........ $19,264.5     59.7%
                 2        BBB.................  10,483.1     32.5%
                 3        BB..................   1,500.0      4.7%
                 4        B...................     758.2      2.4%
                 5        CCC and lower.......     161.6      0.5%
                 6        In or near default..      77.3      0.2%
                                               ---------    -----
                                               $32,244.7    100.0%
                                               =========    =====

The major categories of net investment income are as follows:

                                          2005     2004     2003
                          -             -------- -------- --------
                                              (in millions)
                                        --------------------------
              Fixed maturity securities
               available-for-sale...... $1,958.8 $1,932.3 $2,030.1
              Equity securities
               available-for-sale......      7.2      8.4      9.2
              Trading securities.......    176.1    173.3     41.2
              Mortgage loans on real
               estate..................    287.5    349.5    337.9
              Real estate..............     47.7     24.7     42.0
              Policy loans.............    117.9    119.2    122.5
              Invested cash............     46.1     20.6      5.3
              Other investments........     61.4     54.3     47.6
                                        -------- -------- --------
                Investment revenue.....  2,702.7  2,682.3  2,635.8
              Investment expense.......    110.4     89.1     95.7
                                        -------- -------- --------
                Net investment income.. $2,592.3 $2,593.2 $2,540.1
                                        ======== ======== ========

Trading securities at fair value retained in connection with Modco and CFW reinsurance arrangements, consisted of the following:

                                                     2005     2004
                              -                    -------- --------
                                                     (in millions)
                                                   -----------------
            Corporate bonds....................... $2,282.1 $2,259.0
            U.S. government bonds.................    322.4    307.8
            Foreign government bonds..............     52.0     50.5
            Asset and mortgage-backed
             securities:
              Mortgage pass-through securities....     28.7     37.6
              Collateralized mortgage obligations.    113.2    103.1
              Commercial mortgage backed
               securities.........................    148.4    151.4
              Other asset-backed securities.......      8.6      9.3
            State and municipal bonds.............     18.8     18.8
            Redeemable preferred stocks...........      8.1      2.7
                                                   -------- --------
                Total fixed maturity securities...  2,982.3  2,940.2
            Equity securities.....................      2.2      2.3
                                                   -------- --------
                Total............................. $2,984.5 $2,942.5
                                                   ======== ========

The portion of the market adjustment for trading securities still held at December 31, 2005 and 2004 was a gain (loss) of $(70.4) million and $23.0 million, respectively.

The detail of the realized gain (loss) on investments is as follows:

                                               2005    2004    2003
                           -                  ------  ------  ------
                                                   (in millions)
                                              ----------------------
          Realized loss on investments and
           derivative instruments............ $(21.0) $(58.2) $(16.1)
          Gain on transfer of securities from
           available-for-sale to trading.....     --      --   342.9
          Gain (loss) on reinsurance
           embedded derivative/trading
           securities........................    4.7    (1.0)    4.0
          Gain on sale of subsidiaries/
           business..........................     --    14.1      --
                                              ------  ------  ------
          Total realized gain (loss) on
           investments....................... $(16.3) $(45.1) $330.8
                                              ======  ======  ======

The detail of the realized loss on investments and derivative instruments is as follows:

                                             2005     2004     2003
                          -                 ------  -------  -------
                                                  (in millions)
                                            ------------------------
           Fixed maturity securities
            available-for-sale
             Gross gain.................... $112.8  $ 107.6  $ 333.7
             Gross loss....................  (89.9)  (115.3)  (353.7)
           Equity securities
            available-for-sale
             Gross gain....................    7.8     18.7     25.4
             Gross loss....................     --     (0.7)    (4.4)
           Other investments...............   10.2      4.5     28.1
           Associated amortization of
            deferred acquisition costs and
            provision for policyholder
            commitments....................  (51.9)   (51.2)   (32.8)
           Investment expenses.............   (9.4)   (10.3)    (9.9)
                                            ------  -------  -------
           Total Investments...............  (20.4)   (46.7)   (13.6)
           Derivative instruments net of
            associated amortization of
            deferred acquisition costs.....   (0.6)   (11.5)    (2.5)
                                            ------  -------  -------
           Total investments and derivative
            instruments.................... $(21.0) $ (58.2) $ (16.1)
                                            ======  =======  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Provisions (credits) for write-downs and net changes in allowances for loss, which are included in the realized loss on investments and derivative instruments shown above, are as follows:

                                             2005   2004   2003
                            -               -----  -----  ------
                                                (in millions)
                                            --------------------
              Fixed maturity securities
               available-for-sale.......... $19.2  $67.2  $248.8
              Equity securities
               available-for-sale..........    --     --     3.4
              Mortgage loans on real estate  (6.0)  (2.0)    5.6
              Real estate..................    --     --     4.1
              Guarantees...................    --   (0.1)   (0.3)
                                            -----  -----  ------
                Total...................... $13.2  $65.1  $261.6
                                            =====  =====  ======

The change in unrealized appreciation (depreciation) on investments in fixed maturity and equity securities available-for-sale is as follows:

                                        2005    2004   2003
                            -         -------  -----  ------
                                          (in millions)
                                      ----------------------
                    Fixed maturity
                     securities...... $(839.0) $61.3  $190.8
                    Equity securities    (6.0)  (6.1)    7.6
                                      -------  -----  ------
                      Total.......... $(845.0) $55.2  $198.4
                                      =======  =====  ======

For total traded and private securities held by us at December 31, 2005 and 2004 that are in unrealized loss status, the fair value, amortized cost, unrealized loss and total time period that the security has been in an unrealized loss position are presented in the table below.

                                                            % Fair Amortized % Amortized Unrealized % Unrealized
                                                 Fair Value Value    Cost       Cost        Loss        Loss
                                                 ---------- ------ --------- ----------- ---------- ------------
                                                                          (in millions)
                                                 --------------------------------------------------------------
2005
(less or =) 90 days............................. $ 3,006.1   27.6% $ 3,039.3     27.1%    $ (33.2)      10.9%
(greater than) 90 days but (less or =) 180 days.   5,152.3   47.4%   5,257.4     47.1%     (105.1)      34.4%
(greater than) 180 days but (less or =) 270 days     373.5    3.4%     383.9      3.4%      (10.4)       3.4%
(greater than) 270 days but (less or =) 1 year..     788.4    7.2%     822.0      7.3%      (33.6)      11.0%
(greater than) 1 year...........................   1,570.3   14.4%   1,693.4     15.1%     (123.1)      40.3%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $10,890.6  100.0% $11,196.0    100.0%    $(305.4)     100.0%
                                                 =========  =====  =========    =====     =======      =====
2004
(less or =) 90 days............................. $ 2,263.8   45.1% $ 2,280.0     44.3%    $ (16.2)      12.6%
(greater than) 90 days but (less or =) 180 days.     338.1    6.7%     344.8      6.7%       (6.7)       5.2%
(greater than) 180 days but (less or =) 270 days   1,099.6   21.9%   1,127.9     21.9%      (28.3)      22.0%
(greater than) 270 days but (less or =) 1 year..     187.1    3.7%     191.8      3.7%       (4.7)       3.7%
(greater than) 1 year...........................   1,133.9   22.6%   1,206.7     23.4%      (72.8)      56.5%
                                                 ---------  -----  ---------    -----     -------      -----
  Total......................................... $ 5,022.5  100.0% $ 5,151.2    100.0%    $(128.7)     100.0%
                                                 =========  =====  =========    =====     =======      =====

The Lincoln National Life Insurance Company

3. Investments (continued)


For fixed maturity and equity securities available-for-sale with unrealized losses as of December 31, 2005 and 2004, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous loss position are summarized as follows:

                                                  Less Than
                                             or Equal to Twelve Months Greater Than Twelve Months        Total
                                             ------------------------  -------------------------  -------------------
                                                           Gross                      Gross                   Gross
                                             Carrying    Unrealized    Carrying     Unrealized    Carrying  Unrealized
                                              Value        Losses       Value         Losses       Value      Losses
                                             --------    ----------    --------     ----------    --------- ----------
                                                                    (in millions)
                                             ------------------------------------------------------------------------
2005:
  Corporate bonds........................... $6,300.1     $(131.9)     $1,235.2      $(109.3)     $ 7,535.3  $(241.2)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................    168.7        (2.9)         38.6           --          207.3     (2.9)
  Asset and mortgage-backed securities:
    Mortgage pass-through securities........    319.8        (3.8)         38.8         (1.7)         358.6     (5.5)
    Collateralized mortgage obligations.....  1,589.0       (27.2)        145.0         (6.8)       1,734.0    (34.0)
    Commercial mortgage backed securities...    887.7       (15.9)         99.8         (4.9)         987.5    (20.8)
    Other asset-backed securities...........     23.1        (0.2)           --           --           23.1     (0.2)
  State and municipal bonds.................     30.8        (0.4)         12.9         (0.4)          43.7     (0.8)
  Redeemable preferred stocks...............      0.9          --            --           --            0.9       --
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  9,320.1      (182.3)      1,570.3       (123.1)      10,890.4   (305.4)
Equity securities...........................      0.2          --            --           --            0.2       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $9,320.3     $(182.3)     $1,570.3      $(123.1)     $10,890.6  $(305.4)
                                              ========    =======        ========    =======      =========  =======
2004:
  Corporate bonds........................... $2,776.8     $ (45.8)     $  970.4      $ (62.5)     $ 3,747.2  $(108.3)
  U.S. government bonds.....................       --          --            --           --             --       --
  Foreign government bonds..................     31.9        (0.4)          0.6           --           32.5     (0.4)
  Asset and mortgage-backed securities:                                                                  --       --
    Mortgage pass-through securities........    356.0        (0.9)          8.3         (0.1)         364.3     (1.0)
    Collateralized mortgage obligations.....    473.9        (5.9)         44.5         (2.3)         518.4     (8.2)
    Commercial mortgage backed securities...    215.3        (2.3)         96.6         (7.4)         311.9     (9.7)
    Other asset-backed securities...........     10.5        (0.5)           --           --           10.5     (0.5)
  State and municipal bonds.................     24.2        (0.2)         13.3         (0.3)          37.5     (0.5)
  Redeemable preferred stocks...............       --          --           0.2         (0.1)           0.2     (0.1)
                                              --------    -------        --------    -------      ---------  -------
     Total fixed maturity securities........  3,888.6       (56.0)      1,133.9        (72.7)       5,022.5   (128.7)
Equity securities...........................       --          --            --           --             --       --
                                              --------    -------        --------    -------      ---------  -------
     Total.................................. $3,888.6     $ (56.0)     $1,133.9      $ (72.7)     $ 5,022.5  $(128.7)
                                              ========    =======        ========    =======      =========  =======

The Lincoln National Life Insurance Company

3. Investments (continued)


Securities available-for-sale that were deemed to have declines in fair value that were other than temporary were written down to fair value. The fixed maturity securities to which these write-downs apply were generally of investment grade at the time of purchase, but were subsequently downgraded by rating agencies to "below-investment grade." Factors we considered in determining whether declines in the fair value of fixed maturity securities are other than temporary include 1) the significance of the decline, 2) our ability and intent to retain the investment for a sufficient period of time for it to recover, 3) the time period during which there has been a significant decline in value, and 4) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer. Based upon these factors, securities that have indications of potential impairment are subject to intensive review. Where such analysis results in a conclusion that declines in fair values are other than temporary, the security is written down to fair value. See Note 9 -- Fair Value of Financial Instruments to the Consolidated Financial Statements for a general discussion of the methodologies and assumptions used to determine estimated fair values.

The balance sheet captions, "Real Estate" and "Other Assets," which includes property and equipment, include accumulated depreciation as follows:

                                              2005   2004
                                             ------ ------
                                             (in millions)
                                             -------------
                      Real estate........... $ 25.6 $ 23.5
                      Property and equipment  204.7  182.6

Impaired mortgage loans along with the related allowance for losses are as follows:

                                                      2005   2004
                                                     -----  ------
                                                     (in millions)
                                                     -------------
            Impaired loans with allowance for losses $65.7  $ 84.0
            Allowance for losses....................  (9.2)  (15.5)
                                                     -----  ------
              Net impaired loans.................... $56.5  $ 68.5
                                                     =====  ======

We believe the allowance for losses is maintained at a level adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may be susceptible to significant change.

A reconciliation of the mortgage loan allowance for losses for these impaired mortgage loans is as follows:

                                             2005   2004   2003
                                            -----  -----  ------
                                                (in millions)
                                            --------------------
              Balance at beginning-of-year. $15.5  $17.5  $ 11.9
              Provisions for losses........   1.7    4.7    16.4
              Releases due to principal
               paydowns....................  (8.0)  (6.7)  (10.8)
                                            -----  -----  ------
                  Balance at end-of-year... $ 9.2  $15.5  $ 17.5
                                            =====  =====  ======

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                              2005   2004  2003
                                              ----- ------ -----
                                                (in millions)
                                              ------------------
               Average recorded investment in
                impaired loans............... $61.9 $100.7 $72.6
               Interest income recognized on
                impaired loans...............   4.8    9.1   8.1

All interest income on impaired mortgage loans was recognized on the cash basis of income recognition.

As of December 31, 2005 and 2004, we had no mortgage loans on non-accrual status. As of December 31, 2005 and 2004, we had no mortgage loans past due 90 days and still accruing.

As of December 31, 2005 and 2004, we had restructured mortgage loans of $45.2 million and $69.5 million, respectively. We recorded $2.4 million and $3.6 million of interest income on these restructured mortgage loans in 2005 and 2004, respectively. Interest income in the amount of $3.8 million and $6.4 million would have been recorded on these mortgage loans according to their original terms in 2005 and 2004, respectively. As of December 31, 2005 and 2004, we had no outstanding commitments to lend funds on restructured mortgage loans.

As of December 31, 2005, our investment commitments for fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate were $802.6 million. This includes $276.2 million of standby commitments to purchase real estate upon completion and leasing.

The carrying value of fixed maturity securities available-for-sale, mortgage loans on real estate and real estate investments which were non-income producing totaled $66.7 million and $147.4 million at December 31, 2005 and 2004, respectively.

The Lincoln National Life Insurance Company

3. Investments (continued)


During 2003, we completed a securitization of commercial mortgage loans. In the aggregate, the loans had a fair value of $182.2 million and a carrying value of $167.3 million. We received $182.2 million from the trust for the sale of the loans. A recourse liability was not recorded since we are not obligated to repurchase any loans from the trust that may later become delinquent.

The transaction was hedged with interest rate swaps to lock in the value of the loans. We recorded a gain on the hedge of $7.8 million pre-tax and a realized gain on the sale of $14.9 million pre-tax resulting in a total gain of $22.7 million pre-tax. We did not retain an interest in the securitized assets.

--------------------------------------------------------------------------------
4. Federal Income Taxes


The Federal income tax expense (benefit) is as follows:

                                           2005   2004   2003
                                          ------ ------ ------
                                             (in millions)
                                          --------------------
                 Current................. $110.7 $ 97.7 $ 31.5
                 Deferred................  112.3   95.5  213.4
                                          ------ ------ ------
                     Total tax expense... $223.0 $193.2 $244.9
                                          ====== ====== ======

The effective tax rate on pre-tax income (loss) from continuing operations is lower than the prevailing corporate Federal income tax rate. A reconciliation of this difference is as follows:

                                              2005    2004    2003
                                             ------  ------  ------
                                                  (in millions)
                                             ----------------------
           Tax rate times pre-tax income.... $303.3  $271.6  $323.1
           Effect of:
             Tax-preferred investment
              income........................  (62.9)  (68.7)  (49.7)
             Tax credits....................  (14.2)  (13.9)  (19.1)
             Other..........................   (3.2)    4.2    (9.4)
                                             ------  ------  ------
               Provision for income taxes... $223.0  $193.2  $244.9
                                             ======  ======  ======
               Effective tax rate...........     26%     25%     27%

The Federal income tax liability is as follows:

                                                       2005   2004
                                                      ------ ------
                                                      (in millions)
                                                      -------------
            Current.................................. $ 77.2 $ 47.4
            Deferred.................................   24.0  102.2
                                                      ------ ------
                Total Federal income tax liability... $101.2 $149.6
                                                      ====== ======

Significant components of our deferred tax assets and liabilities are as follows:

                                                    2005     2004
                                                  -------- --------
                                                    (in millions)
                                                  -----------------
            Deferred tax assets:
            Insurance and investment contract
             liabilities......................... $1,206.0 $1,158.9
            Reinsurance deferred gain............    291.3    317.9
            Modco embedded derivative............     97.4    123.7
            Postretirement benefits other than
             pension.............................     15.0     17.0
            Compensation related.................    100.2     93.1
            Ceding commission asset..............     10.9     12.9
            Other................................     53.2     50.8
                                                  -------- --------
                Total deferred tax assets........  1,774.0  1,774.3
                                                  -------- --------
            Deferred tax liabilities:
            Deferred acquisition costs...........    997.8    721.3
            Net unrealized gain on securities
             available-for-sale..................    350.6    653.5
            Trading security gains...............     91.1    115.8
            Present value of business in-force...    259.6    286.7
            Other................................     98.9     99.2
                                                  -------- --------
                Total deferred tax liabilities...  1,798.0  1,876.5
                                                  -------- --------
                Net deferred tax liability....... $   24.0 $  102.2
                                                  ======== ========

We and our affiliates are part of a consolidated Federal income tax filing with LNC. Cash paid for Federal income taxes in 2005 and 2004 was $74.9 million and $56.4 million, respectively. Net cash received for Federal income taxes in 2003 was $77.9 million due to the carry back of 2002 tax losses.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. At December 31, 2005 and 2004, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2005 and 2004.

Under prior Federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." On October 23, 2004, President Bush signed into law the "American Jobs Creation Act of 2004." Beginning January 1, 2005 through December 31, 2006, the additional tax imposed

The Lincoln National Life Insurance Company

4. Federal Income Taxes (continued)

on distributions from the special tax account, Policyholders' Surplus, is suspended. In addition, the statute provides that distributions made during the two-year suspension period will first reduce the Policyholders' Surplus account balance. Our 2005 dividend activity along with that of our insurance subsidiaries eliminated the account balance during the suspension period.

The LNC consolidated return group is subject to annual tax examinations from the Internal Revenue Service ("IRS"). The IRS has examined tax years 1996, 1997 and 1998, with assessments resulting in a payment that was not material to the consolidated results of operations. In addition to taxes assessed and interest, the payment included a deposit relating to a portion of the assessment, which the company continues to challenge. LNC believes this portion of the assessment is inconsistent with existing law, and is protesting it through the established IRS appeals process. LNC and its affiliates are currently under audit by the IRS for years 1999-2002. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition.

--------------------------------------------------------------------------------
5. Supplemental Financial Data


Reinsurance transactions included in the income statement captions, "Insurance Premiums" and "Insurance Fees", excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re, are as follows:

                                           2005     2004     2003
                                         -------  -------  -------
                                               (in millions)
                                         -------------------------
             Insurance assumed.......... $   1.0  $   0.3  $   1.0
             Insurance ceded............  (459.0)  (360.7)  (262.2)
                                         -------  -------  -------
               Net reinsurance premiums
                and fees................ $(458.0) $(360.4) $(261.2)
                                         =======  =======  =======

The income statement caption, "Benefits," is net of reinsurance recoveries of $0.7 billion for 2005 and $0.6 billion for 2004 and 2003.

A roll forward of the balance sheet account, "Deferred Acquisition Costs," is as follows:

                                                     2005      2004
                                                   --------  --------
                                                      (in millions)
                                                   ------------------
          Balance at beginning-of-year............ $2,854.1  $2,526.5
          Deferral................................    898.5     839.0
          Amortization............................   (413.1)   (411.7)
          Adjustment related to realized gains on
           securities available-for-sale..........    (48.5)    (45.7)
          Adjustment related to unrealized (gains)
           losses on securities
           available-for-sale.....................    313.1     (14.7)
          Cumulative effect of accounting
           change.................................       --     (39.3)
                                                   --------  --------
          Balance at end-of-year.................. $3,604.1  $2,854.1
                                                   ========  ========

Realized losses on investments and derivative instruments on the Consolidated Statements of Income for the year ended December 31, 2005, 2004 and 2003 are net of amounts amortized against DAC of $48.5 million, $45.7 million and $50.2 million, respectively. In addition, realized gains and losses for the year ended December 31, 2005, 2004 and 2003 are net of adjustments made to policyholder reserves of $(2.3) million, $(1.5) million and $18.0 million, respectively. We have either a contractual obligation or a consistent historical practice of making allocations of investment gains or losses to certain policyholders and to certain reinsurance arrangements.

A rollforward of deferred sales inducements, included in other assets on the Consolidated Balance Sheet, is as follows:

                                                2005    2004   2003
                                               ------  -----  -----
                                                   (in millions)
                                               --------------------
            Balance at beginning-of-year...... $ 85.5  $45.2  $31.1
              Capitalized.....................   59.5   50.2   19.2
              Amortization....................  (15.6)  (9.5)  (5.1)
              Cumulative effect of accounting
               change.........................     --   (0.4)    --
                                               ------  -----  -----
              Balance at end-of-year.......... $129.4  $85.5  $45.2
                                               ======  =====  =====

Details underlying the income statement caption, "Underwriting, Acquisition, Insurance and Other Expenses," are as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
            Commissions............... $  782.7  $  695.2  $  572.3
            Other volume related
             expenses.................    500.6     435.0     328.4
            Operating and
             administrative expenses..    570.3     585.7     624.4
            Deferred acquisition costs
             net of amortization......   (485.4)   (427.3)   (360.6)
            Other intangibles
             amortization.............     77.3     102.2      90.9
            Taxes, licenses and fees..     82.3      85.4      96.8
            Restructuring charges.....     29.7      18.4      45.5
                                       --------  --------  --------
              Total................... $1,557.5  $1,494.6  $1,397.7
                                       ========  ========  ========

The carrying amount of goodwill by reportable segment as of December 31, is as follows:

                                                2005   2004
                                               ------ ------
                                               (in millions)
                                               -------------
                    Life Insurance Segment.... $855.1 $855.1
                    Lincoln Retirement Segment   64.1   64.1
                                               ------ ------
                      Total................... $919.2 $919.2
                                               ====== ======

The Lincoln National Life Insurance Company

5. Supplemental Financial Data (continued)


For intangible assets subject to amortization, the total gross carrying amount and accumulated amortization in total and for each major intangible asset class by segment are as follows:

                                           As of             As of
                                      December 31, 2005 December 31, 2004
                                      ----------------  ----------------
                                                Accumu-           Accumu-
                                       Gross     lated   Gross     lated
                                      Carrying  Amorti- Carrying  Amorti-
                                       Amount   zation   Amount   zation
                      -               --------  ------- --------  -------
                                                (in millions)
                      -               ---------------------------------
         Amortized Intangible
          Assets:
           Present value of in-force
             Lincoln Retirement
              Segment................ $  225.0  $149.0  $  225.0  $132.4
             Life Insurance
              Segment................  1,254.2   588.4   1,254.2   527.7
                                      --------  ------  --------  ------
         Total....................... $1,479.2  $737.4  $1,479.2  $660.1
                                      ========  ======  ========  ======

Future estimated amortization of other intangible assets is as follows (in millions):

                    2006-$71.7 2007-$66.5       2008-$ 67.6
                    2009-$64.2 2010-$63.1 Thereafter-$408.7

A reconciliation of the present value of insurance business acquired included in other intangible assets is as follows:

                                                     2005     2004
                                                   -------  -------
                                                     (in millions)
                                                   ----------------
           Balance at beginning of year........... $ 819.1  $ 921.8
           Interest accrued on unamortized balance
            (Interest rates range from 5% to
            7%)...................................    43.6     49.9
           Amortization...........................  (120.9)  (152.6)
                                                   -------  -------
               Balance at end-of-year............. $ 741.8  $ 819.1
                                                   =======  =======

Details underlying the balance sheet caption, "Contractholder Funds," are as follows:

                                             2005      2004
                                           --------- ---------
                                              (in millions)
                                           -------------------
                 Premium deposit funds.... $21,754.9 $22,267.3
                 Undistributed earnings on
                  participating business..     111.2     145.3
                 Other....................     746.2     714.0
                                           --------- ---------
                   Total.................. $22,612.3 $23,126.6
                                           ========= =========

Details underlying the balance sheet captions related of short-term debt and long-term debt are as follows:

                                                   2005     2004
                                                 -------- --------
                                                   (in millions)
                                                 -----------------
             Short-term debt.................... $   33.9 $   32.1
                                                 ======== ========
             Long-term debt:
             Surplus notes due Lincoln National
              Corporation:
                 6.56% surplus note, due 2028... $  500.0 $  500.0
                 6.03% surplus note, due 2028...    750.0    750.0
                                                 -------- --------
             Total Surplus Notes................  1,250.0  1,250.0
             Mortgage loans on investment real
              estate............................       --     47.2
                                                 -------- --------
               Total long-term debt............. $1,250.0 $1,297.2
                                                 ======== ========

The short-term debt represents short-term notes payable to LNC.

We issued a surplus note of $500 million to LNC in 1998. This note calls for us to pay the principal amount of the notes on or before March 31, 2028 and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in December 1998. This note calls for us to pay the principal amount of the notes on or before December 31, 2028 and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

Cash paid for interest on both the short-term debt and the surplus notes for 2005 was $59.4 million, $78.8 million and $79.3 million for 2005, 2004 and 2003, respectively.

The Lincoln National Life Insurance Company

Notes to Consolidated Financial Statements

--------------------------------------------------------------------------------
6. Insurance Benefit Reserves


We issue variable contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GMDB, GMWB and GIB. The GMDB features include those where we contractually guarantee to the contract holder either (a) return of no less than total deposits made to the contract less any partial withdrawals,
(b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any partial withdrawals following the contract anniversary.

The following table provides information on the GMDB features outstanding at December 31, 2005 and 2004. (Note that our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.) The net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

                                                        2005         2004
                                                        -----        -----
                                                       In Event of Death
                                                       ----------------
                                                       (dollars in billions)
                                                       ----------------
           Return of net deposit
             Account value............................ $31.9        $28.4
             Net amount at risk.......................   0.1          0.2
             Average attained age of
              contractholders.........................    53           52
           Return of net deposits plus a minimum
            return
             Account value............................ $ 0.3        $ 0.3
             Net amount at risk.......................    --           --
             Average attained age of
              contractholders.........................    66           65
             Guaranteed minimum return................     5%           5%
           Highest specified anniversary account value
            minus withdrawals post anniversary
             Account value............................ $18.8        $15.6
             Net amount at risk.......................   0.3          0.6
             Average attained age of
              contractholders.........................    63           62

Approximately $8.2 billion and $4.2 billion of separate account values at December 31, 2005 and 2004 were attributable to variable annuities with a GMWB feature. This GMWB feature offers the contractholder a guarantee equal to the initial deposit adjusted for any subsequent purchase payments or withdrawals. There are one-year and five-year step-up options, which allow the contractholder to step up the guarantee. GMWB features are considered to be derivatives under SFAS 133 resulting in the related liabilities being recognized at fair value, with changes in fair value being reported in net income.

At December 31, 2005, we had approximately $1.6 billion of separate account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

Separate account balances attributable to variable annuity contracts with guarantees are as follows:

                                                        2005   2004
                                                       -----  -----
                                                       (in billions)
                                                       ------------
            Asset Type
              Domestic equity......................... $32.2  $27.6
              International equity....................   4.2    3.2
              Bonds...................................   5.1    4.2
                                                       -----  -----
                Total.................................  41.5   35.0
              Money market............................   4.0    3.3
                                                       -----  -----
                Total................................. $45.5  $38.3
                                                       =====  =====
            Percent of total variable annuity separate
             account values...........................    96%    95%
                                                       =====  =====

The determination of the GMDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the liabilities (asset) for guarantees on variable contracts reflected in the general account:

                                                          GMDB
                                                      2005    2004
                                                     ------  ------
                                                      (in millions)
                                                     --------------
           Total:
             Balance at January 1................... $ 18.2  $ 46.4
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (9.7)
             Changes in reserves....................    9.4    (2.1)
             Benefits paid..........................  (12.8)  (16.4)
                                                     ------  ------
             Balance at December 31................. $ 14.8  $ 18.2
                                                     ======  ======
           Ceded:
             Balance at January 1................... $(18.0) $ (3.5)
             Cumulative effect of implementation of
              SOP 03-1..............................     --     1.7
             Changes in reserves....................   (9.0)  (23.2)
             Benefits paid..........................   12.6     7.0
                                                     ------  ------
             Balance at December 31................. $(14.4) $(18.0)
                                                     ======  ======
           Net:
             Balance at January 1                    $  0.2  $ 42.9
             Cumulative effect of implementation of
              SOP 03-1..............................     --    (8.0)
             Changes in reserves....................    0.4   (25.3)
             Benefits paid..........................   (0.2)   (9.4)
                                                     ------  ------
             Balance at December 31................. $  0.4  $  0.2
                                                     ======  ======

The Lincoln National Life Insurance Company

6. Insurance Benefit Reserves (continued)


The offset to the benefit reserve amounts above are reflected in benefits in the Consolidated Statements of Income. Effective July 1, 2003, we entered into an Automatic Indemnity Reinsurance Agreement with Lincoln National Reinsurance Company (Barbados) Limited ("LNR Barbados"), a wholly-owned subsidiary of LNC. Under this agreement, we ceded a portion of our GMDB and all of our GMWB risks to LNR Barbados. The treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. At the time of the amendment, we transferred our existing remaining GMDB reserves ($36 million) to LNR Barbados. In addition to the reserve transfer, we paid premiums to LNR Barbados totaling $109.4 million and $54.3 million in 2005 and 2004, respectively, related to this agreement. These reinsurance premiums are reflected as an offset in insurance premiums in the Consolidated Statements of Income.

Also included in benefits are the results of the hedging program, which included losses of $2.9 million and $19.3 million for GMDB in 2005 and 2004, respectively. We implemented a hedging strategy designed to mitigate the income statement volatility caused by changes in the equity markets, interest rates, and volatility associated with GMWB and the various GMDB features. The hedging strategy is designed such that changes in the value of the hedge contracts move in the opposite direction of changes in the value of the embedded derivative of the GMWB or changes in the reserve for GMDB contracts subject to the hedging strategy. While we actively manage our hedge positions, these hedge positions may not be totally effective to offset changes in the embedded derivative due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, policyholder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments, or our ability to purchase hedging instruments at prices consistent with its desired risk and return trade-off.

--------------------------------------------------------------------------------
7. Benefit Plans


Pension and Other Post-retirement Benefit Plans -- U.S.

LNC maintains funded defined benefit pension plans for most of its U.S. employees (including those of LNL), and prior to January 1, 1995, most full-time agents (including those of LNL). Effective January 1, 2002, the employees' pension plan has a cash balance formula. Employees retiring before 2012 will have their benefits calculated under both the old and new formulas and will receive the greater of the two calculations. Employees retiring in 2012 or after will receive benefits under the amended plan. Benefits under the old employees' plan are based on total years of service and the highest 60 months of compensations during the last 10 years of employment. Under the amended plan, employees have guaranteed account balances that grow with pay and interest credits each year. All benefits applicable to the defined benefit plan for agents were frozen as of December 31, 1994. The plans are funded by contributions to tax-exempt trusts. The funding policy is consistent with the funding requirements of Federal law and regulations. Contributions are intended to provide not only the benefits attributed to service to date, but also those expected to be earned in the future.

LNC sponsors three types of unfunded, nonqualified, defined benefit plans for certain U.S. employees and agents (including those of LNL): supplemental retirement plans, a salary continuation plan, and supplemental executive retirement plans.

The supplemental retirement plans provide defined benefit pension benefits in excess of limits imposed by Federal tax law.

The salary continuation plan provides certain of our officers defined pension benefits based on years of service and final monthly salary upon death or retirement.

The supplemental executive retirement plan provides defined pension benefits for certain executives who became our employees as a result of the acquisition of a block of individual life insurance and annuity business, and benefits under this plan were frozen effective January 1, 2000. A second supplemental executive retirement plan was established for this same group of executives to guarantee that the total benefit payable under the LNC employees' defined benefit pension plan benefit formula will be determined using an average compensation not less than the minimum three-year average compensation as of a certain period. All benefits payable from this plan are reduced by benefits payable from the LNC employees' defined benefit pension plan.

LNC also sponsors unfunded plans that provide post-retirement medical, dental and life insurance benefits to full-time U.S. employees and agents who, depending on the plan, have worked for LNC 10 years and attained age 55 for employees and 60 for agents (including those of LNL). Medical and dental benefits are also available to spouses and other dependents of employees and agents. For medical and dental benefits, limited contributions are required from individuals who retired prior to November 1, 1988. Contributions for later retirees, which can be adjusted annually, are based on such items as years of service at retirement and age at retirement. Effective April 1, 2004, the employees' post-retirement plan was changed such that employees and agents not attaining age 50 by that date will not be eligible to receive life insurance benefits when they retire. Life insurance benefits for retirees are noncontributory for employees and agents that attain the age of 50 by April 1, 2004 and meet the eligibility requirements at the time they retire; however, these participants can elect supplemental contributory life benefits up to age
70. Effective July 1, 1999, the agents' post-retirement plan was changed to require agents retiring on or after that date to pay the full medical and dental premium costs. Beginning January 1, 2002, the employees' post-retirement plan was changed to require employees not yet age 50 with five years of

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

service by the end of 2001 to pay the full medical and dental premium cost when they retire.

The Medicare Act became law in 2003. Beginning in 2006, the Medicare Act provides various alternatives that could result in an offset to some portion of the costs of prescription drug benefits provided to retirees. In January 2004, the staff of the FASB issued Financial Staff Position No. FAS 106-1, which permits a sponsor of a post-retirement health care plan that provides retiree prescription drug benefits to make a one-time election to defer accounting for the effects of the Medicare Act. We elected to defer accounting for the effects of the Medicare Act. Accordingly, the measures of accumulated post-retirement benefit obligation and periodic post-retirement benefit cost in LNC's 2003 financial statements do not reflect the effects of the Medicare Act.

In May 2004, the staff of the FASB issued FSP 106-2, which requires sponsors of a post-retirement health care plan that provides retiree prescription drug benefits to reflect the provisions of the Medicare Act in determining post-retirement benefit cost for the first annual or interim period starting after June 15, 2004. We completed our analysis and incorporated the provisions of the Medicare Act in determining other post-retirement benefit costs and the accumulated post-retirement benefit obligation in 2004. The implementation did not have a material effect on our results of operations.

Obligations, Funded Status and Assumptions

Information with respect to LNC's defined benefit plan asset activity and defined benefit plan obligations as it relates to our employees is as follows:

                                                  Pension Benefits Other Post-Retirement Benefits
                                                  --------------   -----------------------------
                                                   2005     2004    2005            2004
                                                  ------   ------      ------         ------
                                                           (in millions)
                                                  ---------------------------------------------
Change in plan assets:
  Fair value of plan assets at beginning-of-year. $479.5   $436.9  $   --          $   --
  Transfers of assets............................   (0.3)     1.2      --              --
  Actual return on plan assets...................   30.4     46.8      --              --
  Company contributions..........................   16.9     32.7     8.0             6.5
  Administrative expenses........................   (2.1)    (2.0)     --              --
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Fair value of plan assets at end-of-year..... $484.0   $479.5  $   --          $   --
                                                  ======   ======      ======         ======
Change in benefit obligation:
  Benefit obligation at beginning-of-year........ $492.9   $449.9  $ 82.9          $ 79.1
  Transfers of benefit obligations...............   (0.6)     1.2      --              --
  Medicare Part D Subsidy........................     --       --      --            (5.1)
  Service cost...................................   17.2     16.7     1.7             1.7
  Interest cost..................................   28.8     28.5     4.8             4.6
  Plan participants' contributions...............     --       --     2.6             1.4
  Special termination benefits...................     --      0.1      --              --
  Actuarial losses...............................   24.6     32.6     6.9             7.7
  Benefits paid..................................  (40.4)   (36.1)   (8.0)           (6.5)
                                                  ------   ------      ------         ------
    Benefit obligation at end-of-year............ $522.5   $492.9  $ 90.9          $ 82.9
                                                  ======   ======      ======         ======
  Underfunded status of the plans................ $(38.5)  $(13.4) $(90.9)         $(82.9)
  Unrecognized net actuarial (gains) losses......   92.3     60.3     7.9             1.5
  Unrecognized prior negative service cost.......  (13.0)   (14.9)     --              --
                                                  ------   ------      ------         ------
    Prepaid (accrued) benefit cost............... $ 40.8   $ 32.0  $(83.0)         $(81.4)
                                                  ======   ======      ======         ======
Weighted-average assumptions as of December 31:
  Weighted-average discount rate.................   5.75%    6.00%   5.75%           6.00%
  Expected return on plan assets.................   8.25%    8.25%     --              --
Rate of increase in compensation:
  Salary continuation plan.......................   4.00%    4.00%     --              --
  All other plans................................   4.00%    4.00%   4.00%           4.00%

We use December 31 as the measurement date for our pension and post-retirement plans.

The expected return on plan assets was determined based on historical and expected future returns of the various asset classes, using the target plan allocations. This assumption is reevaluated at an interim date each plan year. The calculation of the accumulated post-retirement benefits obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) of 13.0% for 2005. It further assumes the rate will gradually

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

decrease to 5.0% by 2016 and remain at that level in future periods. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the accumulated post-retirement benefits obligation as of December 31, 2005 and 2004 by $6.8 million and $5.6 million, respectively. The aggregate of the estimated service and interest cost components of net periodic post-retirement benefits cost for the year ended December 31, 2005 and 2004 would increase by $0.4 million and $0.5 million, respectively.

Information for pension plans with accumulated benefit obligations in excess of plan assets is as follows:

                                                 2005    2004
                                                 -----  ------
                                                 (in millions)
                                                 ------------
                  Accumulated benefit obligation $52.9  $135.5
                  Projected benefit obligation..  53.9   136.3
                  Fair value of plan assets.....    --    81.8

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Increase (decrease) in minimum pension
             liability adjustment included in other
             comprehensive income (after-tax)............ $7.1   $ 3.7

                                                          2005   2004
                                                          ----   -----
                                                          (in millions)
                                                          -------------
            Minimum pension liability adjustment included
             in accumulated other comprehensive income
             (after-tax)................................. $5.9   $13.0

Components of Net Periodic Pension Cost

The components of net defined benefit pension plan and post-retirement benefit plan expense are as follows:

                                           Pension Benefits     Other Postretirement Benefits
                                        ----------------------  ----------------------------
                                         2005    2004    2003   2005      2004       2003
                                        ------  ------  ------  ----       -----     -----
                                                      (in millions)
                                        ----------------------------------------------------
Service cost........................... $ 17.6  $ 17.2  $ 19.4  $1.7     $ 1.7      $ 1.4
Interest cost..........................   28.8    28.5    27.2   4.8       4.6        5.0
Expected return on plan assets.........  (37.9)  (35.2)  (27.7)   --        --         --
Amortization of prior service cost.....   (1.9)   (2.2)   (2.2)   --        --         --
Recognized net actuarial (gains) losses    1.7     0.7     5.7   0.6      (0.8)      (0.2)
                                        ------  ------  ------    ----     -----     -----
Net periodic benefit expense........... $  8.3  $  9.0  $ 22.4  $7.1     $ 5.5      $ 6.2
                                        ======  ======  ======    ====     =====     =====

We maintain a defined contribution plan for our U.S. insurance agents. Contributions to this plan are based on a percentage of the agents' annual compensation as defined in the plan. Effective January 1, 1998, we assumed the liabilities for a non-contributory defined contribution plan covering certain highly compensated former CIGNA agents and employees. Contributions for this plan are made annually based upon varying percentages of annual eligible earnings as defined in the plan. Contributions to this plan are in lieu of any contributions to the qualified agent defined contribution plan. Effective January 1, 2000, this plan was expanded to include certain of our highly compensated agents. The combined pre-tax expenses for these plans amounted to $3.2 million, $3.0 million, and $3.7 million in 2005, 2004 and 2003, respectively. These expenses reflect both our contribution as well as changes in the measurement of our liabilities under these plans.

Plan Assets

Defined benefit pension plan assets allocations at December 31, 2005 and 2004, by asset category are as follows:

                                                2005 2004
                                                ---- ----
                      Asset Category
                      Equity securities........  64%  64%
                      Fixed income securities..  34%  32%
                      Real estate..............   1%   1%
                      Cash and cash equivalents   1%   3%
                                                ---- ----
                        Total.................. 100% 100%
                                                ==== ====

The primary investment objective of the defined benefit pension plan is for capital appreciation and income growth, with an emphasis on avoiding undue risk. A secondary objective is for current income. Investments can be made using the following asset classes: both domestic and international equity and fixed income securities, real estate, guaranteed products, venture capital, oil and gas and other asset classes the investment managers deem prudent. A five-year time horizon is utilized, as there are inevitably short-run fluctuations, which will cause variations in investment performance.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

Each managed fund is expected to rank in the upper 50% of similar funds over the three and/or five year periods. Managers not meeting criteria will be subject to additional due diligence review and possible termination. The following short-term ranges have been established for weightings in the various asset categories:

                                                     Weighting Range
                                                     ---------------
              Asset Category
                Cash................................          0-20%
                Guaranteed Products.................          0-20%
                Fixed Income........................         20-80%
                  Long-term......................... 0-10%
                  High-Yield........................ 0-10%
                  International/Emerging Markets*... 0-10%
                Real Estate.........................          0-20%
                Equities............................         20-80%
                  Small-cap......................... 0-20%
                  International*.................... 0-20%
                  Emerging Markets*................. 0-10%
                Other...............................          0-20%
                Total International**...............          0-25%

--------
The total of domestic cash, domestic fixed income, and domestic equities shall not be less than 50%.
 * Currency exposure can be hedged up to 100%
** International/Emerging Markets-Fixed Income and Equities

Within the broad ranges provided above, current target asset weightings are as follows: 64% equities, 35% fixed income, including real estate, and 1% cash. The performance of the plan and the managed funds are monitored on a quarterly basis relative to the plan's objectives. The performance of the managed fund is measured against the following indices: S&P 500, EAFE, Russell 2000, NAREIT, Lehman US Universal and Salomon (Citigroup) 90-day T-Bill. The investment policy is reviewed on an annual basis.

The plan assets are principally managed by LNC's Investment Management segment.

Plan Cash Flows

LNC expects to contribute between $0 and $19 million to the defined benefit pension plans in 2006. In addition, we expect to fund approximately the following amounts for benefit payments for unfunded non-qualified U.S. defined benefit plans:

                                   Post Retirement Plans
                   -----------------------------------------------------
                                      Reflecting          Not Reflecting
                   Non-Qualified U.S.  Medicare  Medicare    Medicare
                    Defined Benefit     Part D    Part D      Part D
                      Pension Plan     Subsidy   Subsidy     Subsidy
                   ------------------ ---------- -------- --------------
                                       (in millions)
                   -----------------------------------------------------
        Year
        2006......       $ 4.2          $ 5.9     $(0.5)      $ 6.4
        2007......         4.9            5.4      (0.5)        5.9
        2008......         5.6            5.6      (0.5)        6.1
        2009......         5.7            5.8      (0.5)        6.3
        2010......         4.8            6.0      (0.6)        6.6
        Thereafter        35.2           31.5      (3.9)       35.4

401(k).
LNC sponsors contributory defined contribution plans (401(k) plans) for eligible U.S. employees and agents (including those of LNL). Our contributions to the 401(k) plans for our employees and agents are equal to a participant's pre-tax contribution, not to exceed 6% of base pay, multiplied by a percentage, ranging from 50% to 150%, which varies according to certain incentive criteria as determined by LNC's Board of Directors. Our expense for the 401(k) plan amounted to $25.2 million, $25.2 million, and $22.9 million in 2005, 2004 and 2003, respectively.

Deferred Compensation Plans.
LNC sponsors contributory deferred compensation plans for certain U.S. employees and agents including those of LNL who meet the established plan criteria. Plan participants may elect to defer payment of a portion of their compensation, as defined by the plans. At this point, these plans are not funded. Plan participants may select from a variety of alternative measures for purposes of calculating the investment return considered attributable to their deferral. Under the terms of these plans, we agree to pay out amounts based upon the alternative measure selected by the participant. Plan participants who are

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)

also participants in a LNC 401(k) plan and who have reached the contribution limit for that plan may also elect to defer the additional amounts into the deferred compensation plan. We make matching contributions to these plans for its participants based upon amounts placed into the deferred compensation plans by individuals who have reached the contribution limit under the 401(k) plan. The amount of our contribution is calculated in a manner similar to the employer match calculation described in the 401(k) plans section above. Expense for these plans amounted to $11.3 million, $6.8 million, and $17.0 million in 2005, 2004 and 2003, respectively. These expenses reflect both our employer matching contributions of $3.1 million, $2.1 million and $2.4 million, as well as changes in the measurement of our liabilities net of LNC's total return swap under these plans of $8.2 million, $4.7 million and $14.6 million for 2005, 2004 and 2003, respectively.

Our total liabilities associated with these plans were $138.4 million and $126.1 million at December 31, 2005 and 2004, respectively.

Stock-Based Incentive Compensation Plans.
LNC has various incentive plans for employees, agents and directors of LNC and its subsidiaries (including employees, agents and directors of LNL) that provide for the issuance of stock options, stock incentive awards, stock appreciation rights, and restricted stock awards. Prior to 2003, these plans were comprised primarily of stock option incentive plans.

Effective January 1, 2003, LNC's stock-based employee compensation plan was revised to provide for performance vesting, and to provide for awards that may be paid out in a combination of stock options, performance shares of LNC stock and cash. This plan replaced the LNC stock option plan. Awards under this plan for 2005 consisted of 23,791 10-year LNC stock options, 247,487 performance share units that could result in the issuance of LNC shares, and cash awards. As of December 31, 2005, 158,261 stock options and 826,919 performance share units of these awards were outstanding. The performance measures that must be met for vesting to occur are established at the beginning of the three-year performance period. Certain participants in the plan will select from seven different combinations of stock options, performance shares and or cash in determining the form of their award. Other participants will have their award paid in performance shares.

Our total compensation expense under LNC's incentive plans involving performance vesting for 2005 was $0.5 million relating to stock options, $14.2 million relating to performance shares, and $0.9 million relating to cash awards. Our total compensation expense under LNC's incentive plans involving performance vesting for 2004 was $0.6 million relating to stock options, $11.2 million relating to performance shares, and $0.7 million relating to cash awards. The amount of stock option expense for the performance vesting awards is included in our total stock option expense discussed below. All expense calculations for performance vesting stock options, performance shares, and performance vesting cash awards that were granted in 2005 and 2004 have been based upon the current assumption that the actual performance achievement over the three-year performance measurement period will result in target levels of long-term incentive compensation payouts. As the three-year performance period progresses, LNC will continue to refine its estimate of the expense associated with these awards so that by the end of the three-year performance period, our cumulative expense will reflect the actual level of awards that vest.

Stock options awarded under the stock option incentive plans in effect prior to 2003 were granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire 10 years from the date of grant. Such options are transferable only upon death. Options become exercisable in 25% increments over the four-year period following the option grant anniversary date. A "reload option" feature was added on May 14, 1997. In most cases, persons exercising an option after that date have been granted new options in an amount equal to the number of matured shares tendered to exercise the original option award. The reload options are granted for the remaining term of the related original option and have an exercise price equal to the market value of LNC stock at the date of the reload award. Reload options can be exercised two years after the grant date if the value of the new option has appreciated by at least 25%. The reload feature is not available for options granted after 2002.

Information with respect to stock options granted to our employees and agents that were outstanding at December 31, 2005 is as follows:

                   Options Outstanding                            Options Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$21-$30      413,489          4.57            $25.39            294,419         $25.51
 31- 40      348,906          2.78             38.23            341,912          38.32
 41- 50    1,436,147          4.01             44.65          1,300,614          44.32
 51- 60    1,760,345          4.55             51.37          1,603,733          51.30
-------    ---------                                          ---------
$21-$60    3,958,887                                          3,540,678
=======    =========                                          =========

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


The option price assumptions used for grants to our employees and agents were as follows:

                                                      2005   2004   2003
                                                     -----  -----  -----
      Dividend yield................................   3.0%   3.0%   5.0%
      Expected volatility...........................  26.5%  28.7%  39.8%
      Risk-free interest rate.......................   4.2%   2.7%   2.2%
      Expected life (in years)......................   4.0    3.6    3.6
      Weighted-average fair value per option granted $9.80  $8.61  $5.55

Information with respect to the incentive plans involving stock options granted to our employees and agents is as follows:

                                        Options Outstanding      Options Exercisable
                                     ------------------------- ------------------------
                                                  Weighted-                Weighted-
                                                   Average                  Average
                                       Shares   Exercise Price  Shares   Exercise Price
                                     ---------  -------------- --------- --------------
  Balance at January 1, 2003........ 6,638,671      $41.39     4,035,327     $40.00
Granted-original....................   288,165       25.54
Granted-reloads.....................    13,696       35.28
Exercised (includes shares tendered)  (332,769)      24.22
Forfeited...........................  (540,328)      41.21
                                     ---------
  Balance at December 31, 2003...... 6,067,435      $41.57     4,681,490     $41.49
Granted-original....................    35,796       47.55
Granted-reloads.....................    43,681       45.54
Exercised (includes shares tendered)  (883,042)      46.97
Forfeited...........................  (306,745)      48.07
                                     ---------
  Balance at December 31, 2004...... 4,957,125      $43.39     4,234,305     $43.27
Granted-original....................    23,791       46.77
Granted-reloads.....................    65,033       49.77
Exercised (includes shares tendered)  (951,294)      36.22
Forfeited...........................  (135,768)      48.07
                                     ---------
  Balance at December 31, 2005...... 3,958,887      $45.06     3,540,678     $45.34
                                     =========

Total compensation expense for incentive plans involving stock options granted to our employees and agents, for 2005, 2004, and 2003 was $4.0 million, $6.8 million, and $13.9 million, respectively.

Stock Appreciation Rights Incentive Plan.
LNC has in place a stock appreciation right ("SAR") incentive program for our agents that do not meet the stringent definition of a common law employee. The SARs under this program are rights on LNC stock that are cash settled and become exercisable in 25% increments over the four year period following the SAR grant date. SARs are granted with an exercise price equal to the market value of LNC stock at the date of grant and, subject to termination of employment, expire five years from the date of grant. Such SARs are transferable only upon death.

We recognize compensation expense for the SAR program based on the fair value method using an option-pricing model. Compensation expense and the related liability are recognized on a straight-line basis over the vesting period of the SARs. The SAR liability is marked-to-market through net income. This accounting treatment causes volatility in net income as a result of changes in the market value of LNC stock. We hedge this volatility by purchasing call options on LNC stock. Call options hedging vested SARs are also marked-to-market through net income. Total compensation expense recognized for the SAR program for 2005, 2004 and 2003 was $4.5 million, $6.2 million and $6.8 million, respectively. The mark-to-market gain recognized through net income on the call options on LNC stock for 2005, 2004 and 2003 was $2.8 million, $2.4 million and $.3 million, respectively. The SAR liability at December 31, 2005 and 2004 was $8.5 million and $9.4 million, respectively.

The Lincoln National Life Insurance Company

7. Benefit Plans (continued)


Information with respect to the LNC SARs incentive plan outstanding for our agents at December 31, 2005 is as follows:

                    SARs Outstanding                               SARs Exercisable
----------------------------------------------------------  -------------------------------
             Number     Weighted-Average                        Number
Range of Outstanding at    Remaining                        Exercisable at
Exercise  December 31,  Contractual Life Weighted-Average    December 31,  Weighted-Average
 Prices       2005          (Years)       Exercise Price         2005       Exercise Price
----------------------------------------------------------  -------------------------------
$20-$30      171,863          2.20            $25.11            54,014          $25.11
 31- 40        4,414          2.41             33.31             1,105           33.31
 41- 50      621,325          2.49             45.87           263,848           44.28
 51- 60      289,675          1.20             52.10           216,054           52.10
-------    ---------                                           -------
$20-$60    1,087,277                                           535,021
=======    =========                                           =======

The option price assumptions used for grants to our agents under the LNC SAR plan were as follows:

                                                     2005   2004   2003
                                                    -----  -----  -----
        Dividend yield.............................   3.3%   3.0%   4.6%
        Expected volatility........................  24.0%  25.0%  35.0%
        Risk-free interest rate....................   4.8%   3.1%   3.3%
        Expected life (in years)...................   5.0    5.0    5.0
        Weighted-average fair value per SAR granted $9.06  $8.98  $9.05

Information with respect to the LNC incentive plan involving SARs granted to our agents is as follows:

                                         SARs Outstanding         SARs Exercisable
                                     ------------------------- ----------------------
                                                  Weighted-              Weighted-
                                                   Average                Average
                                       Shares   Exercise Price Shares  Exercise Price
                                     ---------  -------------- ------- --------------
  Balance at January 1, 2003........ 1,382,248      $39.20     301,108     $32.06
Granted-original....................   326,650       25.28
Exercised (includes shares tendered)   (63,224)      24.72
Forfeited...........................   (46,150)      39.57
                                     ---------
  Balance at December 31, 2003...... 1,599,524      $36.92     597,892     $36.45
                                     ---------
Granted-original....................   190,250       47.58
Exercised (includes shares tendered)  (344,588)      28.32
Forfeited...........................  (153,686)      35.83
                                     ---------
  Balance at December 31, 2004...... 1,291,500      $40.90     629,991     $40.34
                                     ---------
Granted-original....................   230,600       46.73
Exercised (includes shares tendered)  (371,839)      34.14
Forfeited...........................   (62,984)      44.56
                                     ---------
  Balance at December 31, 2005...... 1,087,277      $44.20     535,021     $45.48
                                     =========

In addition to the stock-based incentives discussed above, LNC has awarded restricted shares of LNC stock, generally subject to a three-year vesting period, to our employees. Information with respect to LNC Restricted stock (non-vested stock) awarded to our employees from 2003 through 2005 was as follows:

                                                      2005    2004    2003
                                                     ------- ------- -------
   Restricted stock (number of shares)..............  71,725  68,730  10,910
   Weighted-average price per share at time of grant $ 45.75 $ 47.46 $ 31.41

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
8. Restrictions, Commitments and Contingencies


Statutory Information and Restrictions

Net income as determined in accordance with statutory accounting practices for us was $544 million, $310 million and $267 million for 2005, 2004 and 2003, respectively.

Statutory surplus as determined in accordance with statutory accounting practices for us was $3.2 billion and $3.0 billion for December 31, 2005 and 2004, respectively.

The state of Indiana has adopted certain prescribed accounting practices that differ from those found in NAIC statutory accounting practices and affect our reported statutory surplus. We utilize the Indiana universal life method to calculate reserves for universal life, which increased statutory surplus by $210 million and $272 million at December 31, 2005 and 2004, respectively. We also use a permitted valuation interest rate on certain annuities, which decreased statutory surplus by $15 million at both December 31, 2005 and 2004.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, we may pay dividends to LNC only from unassigned surplus, without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), or must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding twelve consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of (i) 10% of the insurer's policyholders' surplus, as shown on its last annual statement on file with the Commissioner or (ii) the insurer's statutory net gain from operations for the previous twelve months, but in no event to exceed statutory unassigned surplus. Indiana law gives Commissioner broad discretion to disapprove requests for dividends in excess of these limits.

We paid dividends of $200 million and $150 million to LNC during 2005 and 2004, respectively, which did not require prior approval of the Commissioner. Based upon anticipated on-going positive statutory earnings and favorable credit markets, we expect that we could pay dividends of $468 million in 2006 without prior approval from the Commissioner. We paid dividends of $200 million to LNC during 2003. Dividends that we paid in 2003 were subject to prior approval from the Commissioner because we had negative statutory earned surplus as of December 31, 2002.

LNL is recognized as an accredited reinsurer in the state of New York, which effectively enables it to conduct reinsurance business with unrelated insurance companies that are domiciled within the state of New York. As a result, in addition to regulatory restrictions imposed by the state of Indiana, LNL is also subject to the regulatory requirements that the state of New York imposes upon authorized insurers. These include reserve requirements, which differ from Indiana's requirements.

The New York regulations require us to report more reserves to the state of New York. As a result, the level of statutory surplus that we report to New York is less than the statutory surplus reported to Indiana and the National Association of Insurance Commissioners. If New York requires us to maintain a higher level of capital to remain an accredited reinsurer in New York, our ability to pay dividends could be constrained. However, we do not expect that our ability to pay dividends during 2006 will be constrained as a result of our status in New York.

Reinsurance Contingencies

In 2001, Swiss Re acquired our reinsurance operation and personal accident business through indemnity reinsurance transactions. We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as deferred gain in the liability section of our Consolidated Balance Sheet in accordance with the requirements of SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS 113"). The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. During 2005, 2004 and 2003 we amortized $49.7 after-tax ($76.4 million pre-tax), $56.8 million after-tax ($87.4 million pre-tax) and $48.3 million after-tax ($74.2 million pre-tax) respectively, of deferred gain on the sale of the reinsurance operation.

As a result of developments and information received in the third quarter of 2003 relating to personal accident matters, we increased reserves on this exited business by $20.9 million after-tax ($32.1 million pre-tax) with a corresponding increase in reinsurance recoverable from Swiss Re and in the deferred gain.

Because of ongoing uncertainty related to personal accident business, the reserves related to these exited business lines carried on our balance sheet at December 31, 2005 may ultimately prove to be either excessive or deficient. For instance, in the event that future developments indicate that these reserves should be increased, under SFAS 113 we would record a current period non-cash charge to record the increase in reserves. Because Swiss Re is responsible for paying the underlying claims to the ceding companies, we would record a corresponding increase in reinsurance recoverable from Swiss Re. However, SFAS 113 does not permit us to take the full benefit in earnings for the recording of the increase in the reinsurance recoverable in the period of the change. Rather, we would increase the deferred gain recognized upon the closing of the indemnity reinsurance transaction with Swiss Re and would report a cumulative amortization "catch-up" adjustment to the deferred gain balance as increased earnings recognized in the period of change. Any amount of additional increase to the deferred gain above the cumulative amortization "catch-up" adjustment must continue to be deferred and will be amortized into income in future periods over the remaining period of expected run-off of the underlying business. We would transfer no cash to Swiss Re as a result of these developments.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


Accordingly, even though we have no continuing underwriting risk, and no cash would be transferred to Swiss Re, in the event that future developments indicate our December 31, 2005 personal accident reserves are deficient or redundant, SFAS 113 requires us to adjust earnings in the period of change, with only a partial offset to earnings for the cumulative deferred gain amortization adjustment in the period of change. The remaining amount of increased gain would be amortized into earnings over the remaining run-off period of the underlying business.

Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers. We obtain reinsurance from a diverse group of reinsurers and monitor concentration as well as financial strength ratings of our principal reinsurers. Our principal reinsurers are strongly rated companies, with Swiss Re representing the largest exposure. We sold our reinsurance business to Swiss Re primarily through indemnity reinsurance arrangements in 2001. Because we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.9 billion at December 31, 2005, and is included in amounts recoverable from reinsurers. Swiss Re has funded a trust, with a balance of $1.7 billion at December 31, 2005, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans. Our funds withheld and embedded derivative liabilities at December 31, 2005 included $1.7 billion and $0.2 billion, respectively, related to the business reinsured by Swiss Re.

Marketing and Compliance Issues

There continues to be a significant amount of federal and state regulatory activity in the industry relating to numerous issues including, but not limited to, market timing and late trading of mutual fund and variable insurance products and broker-dealer access arrangements. Like others in the industry, we have received inquiries including requests for information and/or subpoenas from various authorities including the SEC, NASD, and the New York Attorney General. We are in the process of responding to, and in some cases have settled or are in the process of settling, these inquiries and continue to cooperate fully with such authorities.

Regulators also continue to focus on replacement and exchange issues. Under certain circumstances companies have been held responsible for replacing existing policies with policies that were less advantageous to the policyholder. We continue to monitor compliance procedures to minimize any potential liability. Due to the uncertainty surrounding all of these matters, it is not possible to provide a meaningful estimate of the range of potential outcomes; however it is management's opinion that future developments will not materially affect our consolidated financial position.

Leases

We lease our Fort Wayne, Indiana home office properties through sale-leaseback agreements. The agreements provide for a 25-year lease period with options to renew for six additional terms of five years each. The agreements also provide us with the right of the first refusal to purchase the properties during the terms of the lease, including renewal periods, at a price defined in the agreements. We also have the option to purchase the leased properties at fair market value as defined in the agreements on the last day of the initial 25-year lease period ending in 2009 or the last day of any of the renewal periods.

Total rental expense on operating leases in 2005, 2004 and 2003 was $54.8 million, $54.7 million and $55.7 million, respectively. Future minimum rental commitments are as follows (in millions):

                     2006-$55.2 2008-$56.0       2010-$39.0
                     2007-$61.2 2009-$48.2 Thereafter-$15.2

Information Technology Commitment

In February 1998, we signed a seven-year contract with IBM Global Services for information technology services for the Fort Wayne operations. In February 2004, we renegotiated and extended the contract through February 2010. Annual costs are dependent on usage but are expected to range from $45 million to $50 million.

Insurance Ceded and Assumed

Our insurance companies cede insurance to other companies. The portion of risks exceeding each company's retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance to limit its liabilities. We reinsure approximately 85% to 90% of the mortality risk on fully underwritten newly issued life insurance contracts. Our current policy is to retain no more than $5.0 million on a single insured life issued on fixed and variable universal life insurance contracts. Additionally, the retention per single insured life for term life insurance and for Corporate Owned Life Insurance (COLI) is $1 million and $2 million, respectively. Beginning in September 2005, we changed our reinsurance program for our primary term products from coinsurance to renewable term and from 90% to 80% on a first dollar quota share basis. In January 2006, we changed this program from 80% first dollar quota share to an excess of retention program.

Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. At
December 31, 2005, the reserves associated with these reinsurance arrangements totaled $2.2 billion. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits that

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

management believes are appropriate for the circumstances. The accompanying financial statements reflect premiums, benefits and deferred acquisition costs, net of insurance ceded (see Note 5). Our insurance companies remain liable if their reinsurers are unable to meet contractual obligations under applicable reinsurance agreements.

See "Reinsurance Contingencies" above for a discussion of our reinsurance business sold to Swiss Re.

Vulnerability from Concentrations

At December 31, 2005, we did not have a material concentration of financial instruments in a single investee or industry. Our investments in mortgage loans principally involve commercial real estate. At December 31, 2005, 27% of such mortgages, or $1 billion, involved properties located in California and Texas. Such investments consist of first mortgage liens on completed income-producing properties and the mortgage outstanding on any individual property does not exceed $37 million. Also at December 31, 2005, we did not have a concentration of: 1) business transactions with a particular customer or lender; 2) sources of supply of labor or services used in the business or; 3) a market or geographic area in which business is conducted that makes it vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our Retirement segment has had a long-standing distribution relationship with American Funds Distributors ("AFD") that is significant to this segment. Prior to 2003, AFD used wholesalers who focus on both American Funds mutual funds as well as American Legacy Variable Annuity products. In 2002, we and AFD agreed to transition the wholesaling of American Legacy to LFD, which was completed in 2003. The American Legacy Variable Annuity product line sold through LFD accounted for about 39%, 33% and 19% of our total gross annuity deposits in 2005, 2004 and 2003, respectively. In addition the American Legacy Variable Annuity product line represents approximately 41% and 38% of our total gross annuity account values at December 31, 2005 and 2004, respectively.

Other Contingency Matters

We are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings ultimately will be resolved without materially affecting our consolidated financial position.

We have pursued claims with our liability insurance carriers for reimbursement of certain costs incurred in connection with a class action settlement involving the sale of our non-variable universal life and participating whole life policies issued between January 1, 1981 and December 31, 1998, and the settlement of claims and litigation brought by owners that opted out of the class action settlement. During the fourth quarter of 2002, we settled our claims against three liability carriers on a favorable basis, and settled our claims against a fourth liability insurance carrier on a favorable basis in 2004.

State guaranty funds assess insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions.

Guarantees

We have guarantees with off-balance-sheet risks whose contractual amounts represent credit exposure. Guarantees with off-balance sheet risks having contractual values of $3.8 million and $4.6 million were outstanding at December 31, 2005 and 2004, respectively.

Certain of our subsidiaries have sold commercial mortgage loans through grantor trusts, which issued pass-through certificates. These subsidiaries have agreed to repurchase any mortgage loans which remain delinquent for 90 days at a repurchase price substantially equal to the outstanding principal balance plus accrued interest thereon to the date of repurchase. In case of default on the mortgage loans, we have recourse to underlying real estate. It is management's opinion that the value of the properties underlying these commitments is sufficient that in the event of default, the impact would not be material to us. These guarantees expire in 2009.

Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency risk, equity risk, and credit risk. We assess these risks by continually identifying and monitoring changes in interest rate exposure, foreign currency exposure, equity market exposure, and credit exposure that may adversely impact expected future cash flows and by evaluating hedging opportunities. Derivative instruments that are currently used as part of our interest rate risk management strategy include interest rate swaps and interest rate caps. Derivative instruments that are used as part of our foreign currency risk management strategy include foreign currency swaps. Call options on LNC stock are used as part of our equity market risk management strategy. We also use credit default swaps as part of our credit risk management strategy.

By using derivative instruments, we are exposed to credit and market risk. If the counterparty fails to perform, credit risk is equal to the extent of the fair value gain in the derivative. When the fair value of a derivative contract is positive, this

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

generally indicates that the counterparty owes us and, therefore, creates a payment risk for us. When the fair value of a derivative contract is negative, we owe the counterparty and therefore we have no payment risk. We minimize the credit (or payment) risk in derivative instruments by entering into transactions with high quality counterparties that are reviewed periodically by us. We also maintain a policy of requiring that all derivative contracts be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.

We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under the majority of ISDA agreements and as a matter of policy, we have agreed to maintain financial strength or claims-paying ratings of S&P BBB and Moody's Baa2. A downgrade below these levels would result in termination of the derivatives contract at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring us to post collateral upon significant downgrade. We are required to maintain long-term senior debt ratings above S&P BBB and Moody's Baa3. We also require for our own protection minimum rating standards for counterparty credit protection. We are required to maintain financial strength or claims-paying ratings of S&P A- and Moody's A3 under certain ISDA agreements, which collectively do not represent material notional exposure. We do not believe the inclusion of termination or collateralization events pose any material threat to our liquidity position.

Market risk is the adverse effect that a change in interest rates, currency rates, implied volatility rates, or a change in certain equity indexes or instruments has on the value of a financial instrument. We manage the market risk by establishing and monitoring limits as to the types and degree of risk that may be undertaken.

Our derivative instruments are monitored by our risk management committee as part of that committee's oversight of our derivative activities. Our derivative instruments committee is responsible for implementing various hedging strategies that are developed through its analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are then incorporated into our overall risk management strategies.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair values, are as follows:

                                                                   Assets (Liabilities)
                                                                   -------------------
                                              Notional or Contract  Carrying Value/
                                                   Amounts            Fair Value
                                              -------------------- -------------------
                                                2005       2004      2005       2004
                                               --------  --------   -------   -------
                                                         (in millions)
                                              ----------------------------------------
Interest rate derivative instruments:
Interest rate cap agreements................. $5,450.0   $4,000.0  $   4.8    $   3.8
Interest rate swap agreements................    462.5      445.5      9.0       28.9
                                               --------  --------   -------   -------
  Total interest rate derivative instruments.  5,912.5    4,445.5     13.8       32.7
                                               --------  --------   -------   -------
Foreign currency derivative instruments:
Foreign currency swaps.......................     57.7       41.8     (5.3)      (5.6)
Credit derivative instruments:
Credit default swaps.........................     20.0       13.0       --        0.1
Equity indexed derivative instruments:
Call options (based on LNC stock)............      1.3        1.3     16.6       15.0
Embedded derivatives per SFAS 133............       --         --   (267.8)    (340.8)
                                               --------  --------   -------   -------
  Total derivative instruments*.............. $5,991.5   $4,501.6  $(242.7)   $(298.6)
                                               ========  ========   =======   =======

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million and liabilities of $5.9 million and $278.2 million on the Consolidated Balance Sheet in derivative investments, insurance policy and claim reserves and reinsurance related derivative liability, respectively. Total derivative instruments for 2004 are composed of assets of $52.7 and $0.7 million and a liability of $352.0 million on the Consolidated Balance Sheet in derivative instruments, insurance policy and claim reserves and reinsurance related derivative liability, respectively.

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)


A reconciliation of the notional or contract amounts for the significant programs using derivative agreements and contracts is as follows:

                                Interest Rate    Interest Rate  Foreign Currency
                               Cap Agreements   Swap Agreements Swap Agreements
                              ----------------- --------------  ---------------
                                2005     2004    2005    2004    2005     2004
                              -------- -------- ------  ------  ------   -----
                                               (in millions)
                              -------------------------------------------------
 Balance at beginning-of-year $4,000.0 $2,550.0 $445.5  $422.3  $ 41.8   $17.9
 New contracts...............  1,450.0  1,450.0   37.0    50.5    30.0    26.0
 Terminations and maturities.       --       --  (20.0)  (27.3)  (14.1)   (2.1)
                              -------- -------- ------  ------  ------   -----
   Balance at end-of-year.... $5,450.0 $4,000.0 $462.5  $445.5  $ 57.7   $41.8
                              ======== ======== ======  ======  ======   =====

                                        Credit Default Call Options
                                            Swaps      (Based on LNC Stock)
                                        -------------  -------------------
                                         2005    2004   2005       2004
                                        ------  -----    -----     -----
                                               (in millions)
                                        ----------------------------------
           Balance at beginning-of-year $ 13.0  $ 8.0  $ 1.3      $ 1.5
           New contracts...............   20.0   10.0    0.2        0.2
           Terminations and maturities.  (13.0)  (5.0)  (0.2)      (0.4)
                                        ------  -----    -----     -----
             Balance at end-of-year.... $ 20.0  $13.0  $ 1.3      $ 1.3
                                        ======  =====    =====     =====

Accounting for Derivative Instruments and Hedging Activities

As of December 31, 2005 and 2004, we had derivative instruments that were designated and qualified as cash flow hedges and derivative instruments that were not designated as hedging instruments. We did not have derivative instruments that were designated as fair value hedges or hedges of a net investment in a foreign operation. See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. For the years ended
December 31, 2005, 2004 and 2003, we recognized after tax after-DAC net losses of $0, $7.4 million and $1.6 million, respectively, in net income as a component of realized investment gains and losses. These losses relate to the ineffective portion of cash flow hedges, the change in market value for derivative instruments not designated as hedging instruments, and the gain
(loss) on swap terminations. For the years ended December 31, 2005, 2004 and 2003, we recognized after-tax after-DAC losses of $6.4 million, $10.3 million and $7.6 million, respectively, in OCI related to the change in market value on derivative instruments that are designated and qualify as cash flow hedges.

Derivative Instruments Designated in Cash Flow Hedges

Interest Rate Swap Agreements.
We use interest rate swap agreements to hedge our exposure to floating rate bond coupon payments, replicating a fixed rate bond. An interest rate swap is a contractual agreement to exchange payments at one or more times based on the actual or expected price level, performance or value of one or more underlying interest rates. We are required to pay the counterparty the stream of variable interest payments based on the coupon payments from the hedged bonds, and in turn, receives a fixed payment from the counterparty, at a predetermined interest rate. The net receipts/payments from these interest rate swaps are recorded in net investment income. Gains (losses) on interest rate swaps hedging interest rate exposure on floating rate bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued.

We also use interest rate swap agreements to hedge our exposure to interest rate fluctuations related to the forecasted purchase of assets for certain investment portfolios. The gains (losses) resulting from the swap agreements are recorded in OCI. The gains (losses) are reclassified from accumulated OCI to earnings over the life of the assets once the assets are purchased. As of December 31, 2005, there were no interest rate swaps hedging forecasted asset purchases.

Foreign Currency Swaps.
We use foreign currency swaps, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. Gains (losses) on foreign currency swaps hedging foreign exchange risk exposure on foreign currency bond coupon payments are reclassified from accumulated OCI to net income as bond interest is accrued. The foreign currency swaps expire in 2006 through 2015.

Call Options on LNC Stock.
We use call options on LNC stock to hedge the expected increase in liabilities arising from stock appreciation rights ("SARs") granted to our agents on LNC stock. Upon option expiration, the payment, if any, is the increase in LNC's stock price over the strike price of the option applied to the number

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of contracts. Call options hedging vested SARs are not eligible for hedge accounting and both are marked to market through net income. Call options hedging nonvested SARs are eligible for hedge accounting and are accounted for as cash flow hedges of the forecasted vesting of SAR liabilities. To the extent that the cash flow hedges are effective, changes in the fair value of the call options are recorded in accumulated OCI. Amounts recorded in OCI are reclassified to net income upon vesting of SARs. Our call option positions will be maintained until such time the SARs are either exercised or expire and our SAR liabilities are extinguished. The SARs expire five years from the date of grant.

All Other Derivative Instruments

We use various other derivative instruments for risk management purposes that either do not qualify for hedge accounting treatment or have not currently been qualified by us for hedge accounting treatment. The gain or loss related to the change in market value for these derivative instruments is recognized in current income during the period of change (reported as realized gain (loss) on investments in the Consolidated Statements of Income except where otherwise noted below).

Interest Rate Swap Agreements.
We used a forward starting interest rate swap agreement to hedge our exposure to the forecasted sale of mortgage loans. We were required to pay the counterparty a predetermined fixed stream of payments, and in turn, received payments based on a floating rate from the counterparty. The net receipts/payments from these interest rate swaps were recorded in realized gain
(loss) on investments and derivative instruments. As of December 31, 2005, there were no forward starting interest rate swap agreements.

Interest Rate Cap Agreements.
The interest rate cap agreements, which expire in 2006 through 2010, entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate multiplied by the notional amount divided by four. The purpose of our interest rate cap agreement program is to provide a level of protection for our annuity line of business from the effect of rising interest rates. The interest rate cap agreements provide an economic hedge of the annuity line of business. However, the interest rate cap agreements are not linked to assets and liabilities on the balance sheet that meet the significantly increased level of specificity required under SFAS 133. Therefore, the interest rate cap agreements do not qualify for hedge accounting under SFAS 133.

Swaptions.
Swaptions entitled us to receive settlement payments from the counterparties on specified expiration dates, contingent on future interest rates. For each swaption, the amount of such settlement payments, if any, is determined by the present value of the difference between the fixed rate on a market rate swap and the strike rate multiplied by the notional amount. The purpose of our swaption program was to provide a level of protection for its annuity line of business from the effect of rising interest rates. The swaptions provided an economic hedge of the annuity line of business. However, the swaptions were not linked to specific assets and liabilities on the balance sheet that met the significantly increased level of specificity required under SFAS 133. Therefore, the swaptions did not qualify for hedge accounting under SFAS 133. At December 31, 2005, there were no outstanding swaptions.

Credit Default Swaps.
We have purchased credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows us to put the bond back to the counterparty at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or obligation acceleration. We have no currently qualified credit default swaps for hedge accounting under SFAS 133 as amounts are insignificant. As of December 31, 2005, we had no outstanding purchased credit default swaps.

We also sell credit default swaps to offer credit protection to investors. The credit default swaps hedge the investor against a drop in bond prices due to credit concerns of certain bond issuers. A credit swap allows the investor to put the bond back to us at par upon a credit event by the bond issuer. A credit event is defined as bankruptcy, failure to pay, or restructuring. As of December 31, 2005, we had credit swaps with a notional amount of $20 million, which expire in 2010.

Call Options on LNC Stock.
As discussed previously in the Cash Flow Hedges section above, we use call options on LNC stock to hedge the expected increase in liabilities arising from SARs granted to our agents on LNC stock. Call options hedging vested SARs are not eligible for hedge accounting treatment under SFAS 133. Mark to market changes are recorded in net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Deferred Compensation Plan.
We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants. The liability related to certain investment options selected by the participants is marked to market through net income in underwriting, acquisition, insurance and other expenses.

Derivative Instrument Embedded in Modified Coinsurance Agreements with Funds Withheld Arrangements.
We are involved in various Modco and CFW reinsurance arrangements that have embedded derivatives. The change in fair value of the embedded derivative, as well as the gains or losses on trading securities supporting these arrangements, flows through net income.

Derivative Instrument Embedded in Variable Annuity Products.
We have certain variable annuity products with a GMWB feature that is an embedded derivative. The change in fair value

The Lincoln National Life Insurance Company

8. Restrictions, Commitments and Contingencies (continued)

of the embedded derivatives flows through net income through the benefits line in the Consolidated Statements of Income.

Derivative Instruments Embedded in Available-for-Sale Securities.
We own various debt securities that (a) contain call options to exchange the debt security for other specified securities of the borrower, usually common stock, or (b) contain call options to receive the return on equity-like indexes. The change in fair value of the embedded derivatives flows through net income. These embedded derivatives have not been qualified for hedge accounting treatment under SFAS 133.

We have used certain other derivative instruments in the past for hedging purposes. Although other derivative instruments may have been used in the past, derivative types that were not outstanding from January 1, 2004 through December 31, 2005 are not discussed in this disclosure.

Additional Derivative Information.
Income other than realized gains and losses for the agreements and contracts described above amounted to $13.8 million, $26.0 million and $22.9 million in 2005, 2004 and 2003, respectively. The decrease in income from 2004 to 2005 was primarily because of decreased income on interest rate swaps.

We are exposed to credit loss in the event of nonperformance by counterparties on various derivative contracts. However, we do not anticipate nonperformance by any of the counterparties. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. At December 31, 2005, the exposure was $26.7 million.

--------------------------------------------------------------------------------
9. Fair Value of Financial Instruments


The following discussion outlines the methodologies and assumptions used to determine the estimated fair value of our financial instruments. Considerable judgment is required to develop these fair values. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Fixed Maturity and Equity Securities -- Available-for- Sale and Trading Securities.

Fair values for fixed maturity securities are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services. In the case of private placements, fair values are estimated by discounting expected future cash flows using a current market rate applicable to the coupon rate, credit quality and maturity of the investments. The fair values for equity securities are based on quoted market prices.

Mortgage Loans on Real Estate.

The estimated fair value of mortgage loans on real estate was established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, caliber of tenancy, borrower and payment record. Fair values for impaired mortgage loans are based on: 1) the present value of expected future cash flows discounted at the loan's effective interest rate; 2) the loan's market price or; 3) the fair value of the collateral if the loan is collateral dependent.

Policy Loans.

The estimated fair value of investments in policy loans was calculated on a composite discounted cash flow basis using Treasury interest rates consistent with the maturity durations assumed. These durations were based on historical experience.

Derivative Instruments.

We employ several different methods for determining the fair value of our derivative instruments. Fair values for these contracts are based on current settlement values. These values are based on: 1) quoted market prices; 2) industry standard models that are commercially available; and 3) broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to determine the derivatives' current fair market value.

Other Investments, and Cash and Invested Cash.

The carrying value for assets classified as other investments, and cash and invested cash in the accompanying balance sheets approximates their fair value. Other investments include limited partnership investments which are accounted for using the equity method of accounting.

Investment Type Insurance Contracts.

The balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds," include investment type insurance contracts (i.e., deposit contracts and certain guaranteed interest contracts). The fair values for the deposit contracts and certain guaranteed interest contracts are based on their approximate surrender values. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

The Lincoln National Life Insurance Company

9. Fair Value of Financial Instruments (continued)


The remainder of the balance sheet captions, "Insurance Policy and Claims Reserves" and "Contractholder Funds" that do not fit the definition of "investment type insurance contracts" are considered insurance contracts. Fair value disclosures are not required for these insurance contracts, nor have we determined the fair value of such contracts. It is our position that not disclosing the fair value of these insurance contracts is important because readers of these financial statements could draw inappropriate conclusions about our shareholder's equity determined on a fair value basis. It could be misleading if only the fair value of assets and liabilities defined as financial instruments are disclosed. We and other companies in the insurance industry are monitoring the related actions of the various rule-making bodies and attempting to determine an appropriate methodology for estimating and disclosing the "fair value" of their insurance contract liabilities.

Short-term and Long-term Debt.

Fair values for long-term debt issues are estimated using discounted cash flow analysis based on our current incremental borrowing rate for similar types of borrowing arrangements. For short-term debt, the carrying value approximates fair value.

Guarantees.

Our guarantees include guarantees related to mortgage loan pass-through certificates. Based on historical performance where repurchases have been negligible and the current status of the debt, none of the loans are delinquent and the fair value liability for the guarantees related to mortgage loan pass-through certificates is insignificant.

Investment Commitments.

Fair values for commitments to make investments in fixed maturity securities (primarily private placements), mortgage loans on real estate and real estate are based on the difference between the value of the committed investments as of the date of the accompanying balance sheets and the commitment date. These estimates take into account changes in interest rates, the counterparties' credit standing and the remaining terms of the commitments.

Separate Accounts.

Assets held in separate accounts are reported at fair value. The related liabilities are also reported at fair value in amounts equal to the separate account assets.

The carrying values and estimated fair values of our financial instruments are as follows:

                                                               Carrying Value Fair Value  Carrying Value Fair Value
                                                               -------------- ----------  -------------- ----------
                                                                          2005                       2004
                                                               -------------------------  -------------------------
                                                                                   (in millions)
                                                               ----------------------------------------------------
Assets (liabilities):
Securities available-for-sale
  Fixed maturities............................................   $ 32,244.7   $ 32,244.7    $ 33,331.5   $ 33,331.5
  Equity......................................................        101.4        101.4         113.7        113.7
Trading securities............................................      2,984.5      2,984.5       2,942.5      2,942.5
Mortgage loans on real estate.................................      3,661.6      3,858.9       3,855.1      4,144.4
Policy loans..................................................      1,857.8      2,003.3       1,864.7      2,020.7
Derivatives Instruments*......................................       (242.7)      (242.7)       (298.6)      (298.6)
Other investments.............................................        423.2        423.2         369.1        369.1
Cash and invested cash........................................      1,961.6      1,961.6       1,237.7      1,237.7
Investment type insurance contracts:
  Deposit contracts and certain guaranteed interest contracts.    (21,270.0)   (21,273.2)    (21,703.9)   (21,758.4)
  Remaining guaranteed interest and similar contracts.........        (13.2)       (13.2)        (45.2)       (46.7)
Short-term debt...............................................        (33.9)       (33.9)        (32.1)       (32.1)
Long-term debt................................................     (1,250.0)    (1,324.3)     (1,297.2)    (1,254.7)
Guarantees....................................................           --           --            --           --
Investment commitments........................................           --           --            --          0.3

--------
*Total derivative instruments for 2005 are composed of an asset of $41.4 million in derivative investments, a $5.9 million liability in insurance policy and claim reserves and a liability of $278.2 million recorded in reinsurance related derivative liability. Total derivative instruments for 2004 are composed of an asset of $53.4 million and a liability of $352.0 million in derivative instruments and reinsurance related derivative liability, respectively.

As of December 31, 2005 and 2004, the carrying value of the deposit contracts and certain guaranteed contracts is net of DAC of $383.2 million and $434.4 million, respectively, excluding adjustments for DAC applicable to changes in fair value of securities. The carrying values of these contracts are stated net of DAC so that they are comparable with the fair value basis.

The Lincoln National Life Insurance Company

--------------------------------------------------------------------------------
10. Segment Information


We have two business segments: Lincoln Retirement and Life Insurance.

The Lincoln Retirement segment, with principal operations in Fort Wayne, Indiana, provides tax-deferred investment growth and lifetime income opportunities for its clients through the manufacture and sale of fixed and variable annuities. Through a broad-based distribution network, Lincoln Retirement provides an array of annuity products to individuals and employer-sponsored groups in all 50 states of the United States. Lincoln Retirement distributes some of its products through our wholesaling unit, LFD, as well as our retail unit, LFA. In addition, Lincoln Retirement has alliances with a variety of unrelated companies where we provide the manufacturing platform for annuity products and the alliance company provides investment management, marketing and distribution.

The Life Insurance segment, with principal operations in Hartford, Connecticut, and additional offices in Fort Wayne, Indiana and Schaumberg, Illinois, focuses on the creation and protection of wealth for its clients through the manufacture and sale of life insurance products throughout the United States. The Life Insurance segment offers universal life, variable universal life, interest-sensitive whole life, corporate owned life insurance, linked-benefit life (a universal life product with a long-term care benefit) and term life insurance. The Life Insurance segment's products are primarily distributed through LFD and LFA.

We report operations not directly related to the business segments and unallocated corporate items (i.e., corporate investment income, interest expense on corporate debt, unallocated overhead expenses, and the operations of LFA and LFD) in Other Operations. The gain resulting from the 2001 indemnity reinsurance transaction with Swiss Re for acquisition of our reinsurance business was deferred and is being amortized into earnings at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years. The ongoing management of the indemnity reinsurance contracts and the reporting of the deferred gain are reported within our Other Operations.

Financial data by segment for 2003 through 2005 is as follows:

                                         2005      2004      2003
                                       --------  --------  --------
                                               (in millions)
                                       ----------------------------
           Revenue:
           Segment Operating
            Revenue:
             Lincoln Retirement....... $2,138.4  $2,064.1  $1,963.9
             Life Insurance...........  1,923.2   1,937.0   1,905.4
             Other Operations.........  1,144.8     929.5     728.1
             Consolidating
              adjustments.............   (532.4)   (360.3)   (251.3)
             Net realized investment
              results/(1)/............    (16.3)    (45.1)    330.8
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      1.3       1.3       3.6
                                       --------  --------  --------
               Total..................  4,659.0   4,526.5   4,680.5
                                       --------  --------  --------
           Net Income:
           Segment Operating Income:
             Lincoln Retirement.......    419.7     370.2     324.3
             Life Insurance...........    277.6     275.2     264.2
             Other Operations.........    (24.7)    (22.3)    (77.7)
             Other Items/(2)/.........    (19.3)    (11.9)    (29.6)
             Net realized investment
              results/(3)/............    (10.6)    (29.4)    215.4
             Reserve development net
              of related amortization
              on business sold
              through reinsurance.....      0.9       0.9     (18.5)
                                       --------  --------  --------
             Income before cumulative
              effect of accounting
              change..................    643.6     582.7     678.1
             Cumulative effect of
              accounting change.......       --     (25.6)   (236.6)
                                       --------  --------  --------
           Net Income................. $  643.6  $  557.1  $  441.5
                                       ========  ========  ========

                                              2005        2004
                                           ----------  ----------
                                                (in millions)
                                           ----------------------
              Assets:
                Lincoln Retirement........ $ 74,777.5  $ 68,280.5
                Life Insurance............   23,901.3    22,803.8
                Other Operations..........   15,306.7    14,224.7
                Consolidating adjustments.       (3.8)       (1.3)
                                           ----------  ----------
              Total....................... $113,981.7  $105,307.7
                                           ==========  ==========

--------
/(1)/Includes realized losses on investments of $20.4 million, $46.7 million and $13.6 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.6) million, $(11.5) million and $(2.5) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $342.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $4.7 million, $(1.0) million and $4.0 million in 2005, 2004 and 2003, respectively; and gain (loss) on sale of subsidiaries/businesses of $14.1 million for 2004.

The Lincoln National Life Insurance Company

10. Segment Information (continued)

/(2)/Represents restructuring charges.
/(3)/Includes realized losses on investments of $13.2 million, $21.4 million and $8.5 million for 2005, 2004 and 2003, respectively; realized gains (losses) on derivative instruments of $(0.4) million, $(7.4) million and $(1.6) million for 2005, 2004 and 2003, respectively; gain on transfer of securities from available-for-sale to trading of $222.9 million for 2003; gain (loss) on reinsurance embedded derivative/trading securities of $3.0 million, $(0.6) million and $2.6 million for 2005, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
11. Shareholder's Equity


All of the 10 million authorized, issues and outstanding shares of $2.50 par value common stock of LNL are owned by LNC.

Details underlying the balance sheet caption "Net Unrealized Gain on Securities Available-for-Sale," are as follows:

                                                   2005       2004
                                                ---------  ---------
                                                    (in millions)
                                                --------------------
          Fair value of securities
           available-for-sale.................. $32,346.1  $33,445.2
          Cost of securities available-for-sale  31,361.9   31,616.0
                                                ---------  ---------
          Unrealized gain......................     984.2    1,829.2
          Adjustments to deferred acquisition
           costs...............................    (265.9)    (571.6)
          Amounts required to satisfy
           policyholder commitments............     (30.9)     (53.7)
          Foreign currency exchange rate
           adjustment..........................      15.6       17.4
          Deferred income taxes................    (251.3)    (440.1)
                                                ---------  ---------
          Net unrealized gain on securities
           available-for-sale.................. $   451.7  $   781.2
                                                =========  =========

Adjustments to DAC and amounts required to satisfy policyholder commitments are netted against the DAC asset line and included within the insurance policy and claim reserve line on the Consolidated Balance Sheets, respectively.

Details underlying the change in net unrealized gain (loss) on securities available-for-sale, net of reclassification adjustment shown on the Consolidated Statements of Shareholder's Equity are as follows:

                                                 2005    2004   2003
                                               -------  ------ ------
                                                   (in millions)
                                               ----------------------
           Unrealized gains (losses) on
            securities available-for-sale
            arising during the year........... $(478.7) $116.3 $746.8
           Less:
             Reclassification adjustment for
              gains on disposals of prior
              year inventory included in
              net income/ (1)/................    39.4    81.7  205.7
             Federal income tax expense
              (benefit) on
              reclassification................  (188.7)   11.4   23.4
             Transfer from available-for-sale
              to trading securities...........      --      --  342.9
             Federal income tax expense on
              transfer........................      --      --  119.9
                                               -------  ------ ------
           Net change in unrealized gain on
            securities available-for-sale, net
            of reclassifications and federal
            income tax expense................ $(329.4) $ 23.2 $ 54.9
                                               =======  ====== ======

--------
/(1)/The reclassification adjustment for gains (losses) does not include the impact of associated adjustments to DAC and amounts required to satisfy policyholder commitments.

The net unrealized gain (loss) on derivative instruments component of other comprehensive income shown on the Consolidated Statements of Shareholder's Equity is net of Federal income tax expense (benefit) of $4.6 million, $2.9 million, $(3.9) million for 2005, 2004, 2003 respectively, and net of adjustments to DAC of $(7.3) million, $(7.9) million, $(4.5) million for 2005, 2004, 2003 respectively.


--------------------------------------------------------------------------------
12. Restructuring Charges


The following provides details on our restructuring charges. All restructuring charges recorded by us are included in underwriting, acquisition, insurance and other expenses on the Consolidated Statements of Income in the year incurred.

2005 Restructuring Plan
During May 2005, LFA implemented a restructuring plan to realign its field management and financial planning support areas. Total pre-tax restructuring charges incurred during 2005 were $6.9 million. These charges, which are included in Other Operations, included employee severance and termination benefits of $4.1 million and rent on abandoned office space of $2.8 million. The remaining reserves totaled $2.7 million at December 31, 2005. The plan is expected to be completed by the third quarter of 2006, except for lease payments on vacated space which run through 2008.

The Lincoln National Life Insurance Company

12. Restructuring Charges (continued)


2003 Restructuring Plans
In January 2003, the Life Insurance segment announced that it was realigning its operations in Hartford, Connecticut and Schaumburg, Illinois to enhance productivity, efficiency and scalability while positioning the segment for future growth. In February 2003, Lincoln Retirement announced plans to consolidate its fixed annuity operations in Schaumburg, Illinois into Fort Wayne, Indiana. In June 2003, we announced that we were combining our retirement and life insurance businesses into a single operating unit focused on providing wealth accumulation and protection, income distribution and wealth transfer products. In August 2003, we announced additional realignment activities. The following table provides information about the 2003 restructuring plans.

                                                                         Life Insurance Fixed Annuity  Realignment
                                                                          Realignment   Consolidation  June/August
                                                                            Jan 2003      Feb 2003        2003      Total
                                                                         -------------- ------------- ------------  ------
                                                                                           (in millions)
                                                                         -------------------------------------------------
Total charges, net of reversals.........................................  $       25.8  $        4.8  $       84.6  $115.2
                                                                          ------------  ------------  ------------  ------
Amounts incurred through 2004...........................................
  Employee severance and termination benefits...........................  $        7.0  $        1.9  $       28.8  $ 37.7
  Write-off of impaired assets..........................................           1.9            --           2.6     4.5
  Other costs:
    Rent on abandoned office space......................................           6.1           2.2           5.0    13.3
    Other...............................................................           7.4           0.2           1.9     9.5
                                                                          ------------  ------------  ------------  ------
Total Restructuring Charges through 2004 (pre-tax)......................          22.4           4.3          38.3    65.0
Amounts expended through 2004...........................................          21.6           3.9          34.3    59.8
Amounts reversed through 2004...........................................            --            --           1.4     1.4
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2004..............................  $        0.8  $        0.4  $        2.6  $  3.8
                                                                          ------------  ------------  ------------  ------
Amounts incurred in 2005................................................
  Employee severance and termination benefits...........................  $         --  $         --  $        1.6  $  1.6
  Write-off of impaired assets..........................................            --            --          16.5    16.5
  Other costs:
    Rent on abandoned office space......................................            --            --           1.2     1.2
    Other...............................................................           1.4            --           2.1     3.5
                                                                          ------------  ------------  ------------  ------
Total 2005 Restructuring Charges (pre-tax)..............................           1.4            --          21.4    22.8
Amounts expended in 2005................................................           1.4            --          23.3    24.7
                                                                          ------------  ------------  ------------  ------
Restructuring reserve at December 31, 2005..............................  $        0.8  $        0.4  $        0.7  $  1.9
                                                                          ------------  ------------  ------------  ------
Additional amounts expended that do not qualify as restructuring charges
 through 2004...........................................................  $        2.0  $        0.5  $       19.7  $ 22.2
Additional amounts expended that do not qualify as restructuring charges
 for the year ended December 31, 2005...................................  $         --  $         --  $        6.6  $  6.6
Total annual expense savings realized through 2005 (pre-tax)............  $       20.0  $        6.4  $       87.0  $113.4
Expected completion date................................................   4th Quarter   4th Quarter   4th Quarter
                                                                                  2005*         2005*         2005*

--------
*All realignment activities were completed as of December 31, 2005. The remaining reserves primarily relate to future lease payments on exited properties, which will run through 2008.

Pre-tax restructuring charges for the June/August realignment activities for 2005 by segment were as follows: Retirement ($17.4 million), Life Insurance ($3.3 million), and Other Operations ($0.7 million).

Pre-tax restructuring charges, net of amounts reversed in 2004, for the June/August realignment activities for the year ended December 31, 2004 were reported in the following segments: Retirement ($6.2 million), Life Insurance ($0.6 million), and Other Operations ($6.5 million).

Pre-tax restructuring charges for the June/August realignment activities for the year ended December 31, 2003 were reported in the following segments:
Retirement ($16.0 million), Life Insurance ($1.7 million) and Other Operations ($5.9 million).

The Lincoln National Life Insurance Company

13. Transactions with Affiliates


Cash and short-term investments at December 31, 2005 and 2004 include our participation in a cash management agreement with LNC of $226.6 million and $166.7 million, respectively. Related investment income was $6.0 million,
3.3 million and $3.3 million in 2005, 2004 and 2003, respectively. Short-term debt represents notes payable to LNC of $33.9 million and $32.1 million at December 31, 2005 and 2004, respectively. Total interest expense for this short-term debt was $1.3 million, $0.8 million and $1.3 million in 2005, 2004 and 2003, respectively. As shown in Note 5, LNC supplied funding to us totaling $1.250 billion in exchange for surplus notes. The interest expense on these surplus notes was $78.0 million per year in 2005, 2004 and 2003.

A transfer pricing arrangement is in place between LFD and Delaware Management Holdings, Inc. ("DMH") related to the wholesaling of DMH's investment products. As a result, we received fees of $40.8 million, $32.5 million, and $17.7 million from DMH for transfer pricing in 2005, 2004, and 2003.

We paid fees of $72.2 million, $79.2 million and $76.2 million to DMH for investment management services in 2005, 2004 and 2003, respectively.

We provide services to and receive services from affiliated companies plus we receive an allocation of corporate overhead from LNC. This allocation is based on a calculation that utilizes income and equity of the business units. These activities with affiliated companies resulted in net payments of $121.9 million, $101.3 million and $107.0 million in 2005, 2004 and 2003, respectively.

We cede and accept reinsurance from affiliated companies. Prior to the third quarter of 2003, no new reinsurance transactions had been executed between our affiliates and us since the sale of the reinsurance operations to Swiss Re. Those reinsurance deals between our affiliates and us that were in place at the time of the sale continue to be in place as of December 31, 2004. As discussed in Note 6, we entered into a reinsurance arrangement in July 2003 with LNR Barbados to cede certain Guaranteed Benefit risks (including certain GMDB and all GMWB benefits) to LNR Barbados. This treaty was amended in 2004 to cede substantially all GMDB risk to LNR Barbados. During the fourth quarter of 2003, we entered into an additional arrangement with LNR Barbados relating to certain risks for certain UL policies, which resulted from recent actuarial reserving guidelines. During the fourth quarter of 2004, Lincoln Life of New York entered into a similar arrangement with LNR Barbados for its UL policies subject to the recent actuarial guidelines. As of December 31, 2005, 2004 and 2003, all of these transactions are between us and LNR Barbados and us and Lincoln Assurance Limited, an affiliated life insurance company. Premiums in the accompanying Consolidated Statements of Income include premiums on insurance business accepted under reinsurance contracts and exclude premiums ceded to other affiliated companies, as follows:

                                              2005   2004  2003
                                             ------ ------ -----
                                                (in millions)
                                             -------------------
                Insurance assumed........... $   -- $   -- $  --
                Insurance ceded.............  219.0  115.9  64.7
                                             ------ ------ -----
                Net reinsurance premiums and
                 fees....................... $219.0 $115.9 $64.7
                                             ====== ====== =====

The Consolidated Balance Sheets include reinsurance balances with affiliated companies as follows:

                                                       2005    2004
                                                     -------- ------
                                                      (in millions)
                                                     ---------------
           Future policy benefits and claims
            assumed................................. $    2.9 $  4.3
           Future policy benefits and claims
            ceded...................................  1,052.4  965.8
           Amounts recoverable from reinsurers on
            paid and unpaid losses..................     15.9    6.8
           Reinsurance payable on paid losses.......      3.5    1.7
           Funds held under reinsurance treaties-net
            liability...............................    718.5  721.9

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take a reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary on letters of credit aggregating $750.7 million and $464.0 million at December 31, 2005 and 2004, respectively. The letters of credit are issued by banks and represent guarantees of performance under the reinsurance agreement, and are guaranteed by LNC.

--------------------------------------------------------------------------------
14. Subsequent Event

On April 4, 2006, LNC completed its merger with Jefferson-Pilot Corporation. After the merger, LNC offers fixed and variable universal life, fixed and equity indexed annuities, variable annuities, 401(k) and 403(b) offerings, and group life, disability and dental insurance products. The Company also operates television and radio stations.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company ("Company") as of December 31, 2005 and 2004, and the related consolidated statements of income, shareholder's equity and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2005 and 2004, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Notes 1 and 2 to the consolidated financial statements, in 2004 the Company changed its method of accounting for certain non-traditional long-duration contracts and for separate accounts. Also, as discussed in Note 2 to the consolidated financial statements, in 2003 the Company changed its method of accounting for certain reinsurance arrangements.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 24, 2006

                           PART C -- OTHER INFORMATION

Item 27.

                                    EXHIBITS

     (1) Resolution of the Board of Directors of The Lincoln National Life Insurance Company and related documents authorizing establishment of the Account./(1)/

     (2)  Commission Schedule for Variable Life Policies./(2)/

     (3) (a) Selling Agreement between The Lincoln National Life Insurance Company and Lincoln Financial Advisors./(3)/

          (b) Selling Agreement between The Lincoln National Life Insurance Company and other Broker Dealers./(8)/

     (4)  (a) Policy LN920 and LN921/(1)/

          (b) Term Insurance Rider -- Policy Form LR491/(12)/

          (c) Policy LN925 and LN926/(4)/

          (d) Term Insurance Rider -- Policy Form LR492/(12)/

          (e) Cash Value Enhancement Rider -- Policy Form LR512/(5)/

          (f) Change of Insured Benefit Rider -- Policy Form LR493/(12)/

     (5)  (a) Application -- Policy Forms B10392 and B10393/(1)/

          (b) Addendum to Application -- Policy Forms B10394 and B10395/(1)/

     (6) (a) Articles of Incorporation of The Lincoln National Life Insurance Company./(6)/

          (b) Bylaws of The Lincoln National Life Insurance Company./(6)/

     (7)  Reinsurance Contracts/(7)/

     (8) Fund Participation Agreements, and amendments thereto, between The Lincoln National Life Insurance Company and:

          (a) AIM Variable Insurance Funds/(10)/

          (b) AllianceBernstein Variable Products Series Fund, Inc./(10)/

          (c) American Century Investments Variable Portfolios, Inc./(10)/

          (d) American Funds Insurance Series/(10)/

          (e) Baron Capital Funds Trust/(10)/

          (f) Delaware VIP Trust/(10)/

          (g) Fidelity Variable Insurance Products/(10)/

          (h) Franklin Templeton Variable Insurance Products Trust/(10)/

          (i) Janus Aspen Series/(10)/

          (j) Lincoln Variable Insurance Products Trust/(10)/

          (k) MFS Variable Insurance Trust/(10)/

          (l) Neuberger Berman Advisers Management Trust/(10)/

          (m) Oppenheimer Funds*


          (n) Premier VIT/(10)/


          (o) Putnam Variable Trust/(10)/

          (p) DWS Investments VIT Funds/(10)/

     (9) Services Agreement/(11)/, and amendments thereto/(9)/, and additional amendment (10), between The Lincoln National Life Insurance Company (and affiliates) and Delaware Management Holdings, Inc., Delaware Service Company, Inc.

     (10) Not applicable.

     (11) Opinion and Consent of Robert A. Picarello, Esq.

     (12) Not Applicable.

     (13) Not Applicable.


     (14) Consent of Independent Registered Public Accounting Firm.


     (15) Not applicable.

     (16) Not applicable.

     (17) Not applicable.

Item 28.

                     DIRECTORS AND OFFICERS OF THE DEPOSITOR


Frederick J. Crawford**      Chief Financial Officer and Director
Jude T. Driscoll****         Director
Christine S. Frederick***    Vice President and Chief Compliance Officer
Dennis Glass**               President
Barbara S. Kowalczyk**       Director
See Yeng Quek****            Senior Vice President and Director
Dennis L. Schoff**           Senior Vice President and General Counsel
Michael S. Smith*            Senior Vice President, Chief Risk Officer
                             and Director
Eldon J. Summers*            Second Vice President and Assistant Treasurer
Rise C. M. Taylor            Vice President and Treasurer
C. Suzanne Womack**          Secretary and Second Vice President



----------
* Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802-3506

** Principal business address is Center Square West Tower, 1500 Market Street-Suite 3900, Philadelphia, PA 19102-2112

***  Principal business address is 350 Church Street, Hartford, CT 06103

**** Principal business address is One Commerce Square, 2005 Market Street, 39th
     Floor, Philadelphia, PA 19103-3682

Item 29.

               PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH
                         THE DEPOSITOR OR THE REGISTRANT

          Organizational Chart of the Lincoln National Corporation Insurance Company Holding Company System./(13)/

Item 30.

                                 INDEMNIFICATION

(a)  Brief description of indemnification provisions:

     In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or not opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.

     In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.

     Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit No. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.

(b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.

                             PRINCIPAL UNDERWRITERS

(a) Lincoln Life is the principal underwriter for Lincoln National Variable Annuity Fund A (Group); Lincoln National Variable Annuity Fund A (Individual); Lincoln National Variable Annuity Account C; Lincoln Life Flexible Premium Variable Life Account D; Lincoln National Flexible Premium Variable Life Account F; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln Life Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln Life Variable Annuity Account Q, Lincoln Life Flexible Premium Variable Life Account R; Lincoln Life Variable Annuity Account T, Lincoln Life Variable Annuity Account W, Lincoln Life Flexible Premium Variable Life Account Y, and Lincoln National Variable Annuity Account 53.

(b)  See Item 28.

(c)  N/A

Item 32.

                        LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by the Lincoln National Life Insurance Company, 1300 S. Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by Delaware Management Company, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103.

     Andesa Services, Inc., 3435 Winchester Road, Suite 401, Allentown, Pennsylvania, will act as a Transfer Agent on behalf of Lincoln Life as it relates to the policies described in this Prospectus. In the role of a Transfer Agent, Andesa will perform administrative functions, such as decreases, increases, surrenders and partial surrenders, fund allocation changes and transfers on behalf of the Company.

Item 33.

                               MANAGEMENT SERVICES

     Not Applicable.

Item 34.

                               FEE REPRESENTATION

     Lincoln Life represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Lincoln Life.

----------
/(1)/ Incorporated by reference to Registration Statement on Form S-6 (File No.
     333-72875) filed on February 24, 1999.
/(2)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form S-6
     (File No. 333-72875) filed on May 1, 2000.
/(3)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form N-4
     (File No. 333-50817) filed on April 23, 1999.
/(4)/ Incorporated by reference to Post-Effective Amendment No. 2 on Form S-6
     (File No. 333-72875) filed on February 15, 2000.
/(5)/ Incorporated by reference to Post-Effective Amendment No. 5 on Form S-6
     (File No. 333-72875) filed on October 2, 2001.
/(6)/ Incorporated by reference to Registration Statement on Form N-4 (File No.
     33-27783) filed on December 5, 1996.

/(7)/ Incorporated by reference to Post-Effective Amendment No. 3 on Form N-6
     (File No. 333-84360) filed on April 23, 2003.

/(8)/ Incorporated by reference to Post-Effective Amendment No. 1 on Form S-6
     (File No. 333-72875) filed on October 22, 1999.
/(9)/ Incorporated by reference to Post-Effective Amendment No. 5 on Form N-4
     (File No. 333-43373) filed on April 4, 2002.

/(10)/ Incorporated by reference to Post-Effective Amendment No. 2 on Form N-6
     (File No. 333-118478) filed on April 6, 2006.

/(11)/ Incorporated by reference to Post-Effective Amendment No. 21 on Form N1-A
     (File No. 2-80741, 811-3211) filed on April 10, 2000.

/(12)/ Incorporated by reference to Post-Effective Amendment No. 9 on Form N-6
     (File No. 333-72875) filed on April 14, 2004.

/(13)/ Incorporated by reference to Post-Effective Amendment No. 7 on Form N-4
     (File No. 333-92298) filed on January 27, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Lincoln Life Flexible Premium Variable Life Account S has caused this Post-Effective Amendment No. 11 to the Registration Statement (File No. 333-72875; 811-09241; CIK: 0001080299) to be signed on its behalf by the undersigned duly authorized, in the City of Hartford and State of Connecticut on the 26th day of April, 2006. Registrant certifies that this amendment meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933.

                                        Lincoln Life Flexible Premium Variable
                                        Life Account S (Registrant)


                                        By /s/ Susan M. Keating
                                           -------------------------------------
                                           Susan M. Keating
                                           Second Vice President
                                           The Lincoln National Life Insurance
                                           Company


                                        The Lincoln National Life Insurance
                                        Company (Depositor)


                                        By /s/ Susan M. Keating
                                           -------------------------------------
                                           Susan M. Keating
                                           Second Vice President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 to this Registration Statement (File No. 333-72875; 811-09241;
CIK: 0001080299) has been signed below on April 26, 2006 by the following persons, as officers and directors of the Depositor, in the capacities indicated:

Signature                        Title
---------                        -----


/s/ Dennis Glass *               President
------------------------------   (Principal Executive Officer)
Dennis Glass


/s/ Frederick J. Crawford *      Chief Financial Officer and Director
------------------------------   (Principal Financial Officer)
Frederick J. Crawford


------------------------------   Director
Donna D. DeRosa


/s/ Michael S. Smith *           Senior Vice President, Chief Risk Officer and
------------------------------   Director
Michael S. Smith


/s/ See Yeng Quek *              Senior Vice President and Director
------------------------------
See Yeng Quek


/s/ Jude T. Driscoll *           Director
------------------------------
Jude T. Driscoll


/s/ Barbara S. Kowalczyk *       Director
------------------------------
Barbara S. Kowalczyk


* By /s/ Susan M. Keating
     -------------------------
     Susan M. Keating

                               POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Heather Dzielak, Susan M. Keating and Kelly D. Clevenger, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all Registration Statements, or amendments thereto; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such Registration Statement or amendment to said Registration Statement as follows:

Variable Life Insurance Separate Accounts:

Lincoln Life Flexible Premium Variable Life Account D: 033-000417

Lincoln Life Flexible Premium Variable Life Account F: 033-014692; 333-040745

Lincoln Life Flexible Premium Variable Life Account J: 033-076434

Lincoln Life Flexible Premium Variable Life Account M: 333-042479; 333-054338; 333-084370; 333-084360; 333-111137; 333-111128; 333-118478; 333-118477;
333-063940; 333-054338; 333-084370; 333-082663; 333-084360

Lincoln Life Flexible Premium Variable Life Account R: 333-033782; 333-090432; 333-115882; 333-125792; 333-125991;333-043107; 333-033782; 333-090432

Lincoln Life Flexible Premium Variable Life Account S: 333-072875; 333-104719; 333-125790

Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-081882; 333-081884; 333-090438

Variable Annuity Separate Accounts:

Lincoln National Variable Annuity Fund A: 002-026342; 002-025618

Lincoln National Variable Annuity Account C: 033-025990; 333-050817; 333-068842; 333-112927

Lincoln National Variable Annuity Account E: 033-026032

Lincoln National Variable Annuity Account H: 033-027783; 333-018419; 333-035780; 333-035784; 333-061592; 333-063505

Lincoln National Variable Annuity Account L: 333-004999

Lincoln Life Variable Annuity Account N: 333-040937; 333-036316; 333-036304; 333-061554; 333-119165

Lincoln Life Variable Annuity Account Q: 333-043373

Lincoln Life Variable Annuity Account T: 333-032402; 333-073532

Lincoln Life Variable Annuity Account W: 333-052572; 333-052568; 333-064208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

Dated: April __, 2006

Signature                                Title
---------                                -----
/s/ Dennis Glass                         President
---------------------------------------  (Principal Executive Officer)
Dennis Glass

/s/ Frederick J. Crawford                Chief Financial Officer and
---------------------------------------  Director
Frederick J. Crawford                    (Principal Financial Officer)

/s/ Michael S. Smith                     Senior Vice President, Chief Risk
---------------------------------------  Officer and Director
Michael S. Smith

/s/ See Yeng Quek                      Senior Vice President and Director
-------------------------------------
See Yeng Quek

/s/ Donna D. DeRosa                    Director
-------------------------------------
Donna D. DeRosa

/s/ Jude T. Driscoll                   Director
-------------------------------------
Jude T. Driscoll

/s/ Barbara S. Kowalczyk               Director
-------------------------------------
Barbara S. Kowalczyk

For Dennis Glass and Frederick J. Crawford:

State of Pennsylvania   )
                        ) SS
County of Philadelphia  )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08

For Michael S. Smith:

State of Indiana        )
                        )SS
County of Allen         )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Sharlene K. Honegger
-----------------------------------
Notary Public
My Commission Expires: 2/29/08

For See Yeng Quek:

State of Pennsylvania   )
                        ) SS
County of Philadelphia  )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Donna D. DeRosa:

State of Connecticut    )
                        ) SS
County of Hartford      )

Sworn and subscribed before me this 31st day of March, 2006.

/s/ Martha Jarvis
------------------------------------
Notary Public
My Commission Expires: Sep. 30, 2007

For Jude T. Driscoll:

State of Pennsylvania   )
                        ) SS
County of Philadelphia  )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Joann Murphy
-----------------------------------
Notary Public
My Commission Expires: 10/31/09

For Barbara S. Kowalczyk:

State of Pennsylvania   )
                        ) SS
County of Philadelphia  )

Sworn and subscribed before me this 3rd day of April, 2006.

/s/ Maureen A. Cullen
-----------------------------------
Notary Public
My Commission Expires: 9/13/08